April 29, 2016

Altegris Equity Long Short Fund

Class A (ELSAX)
Class C (ELSCX)
Class I (ELSIX)
Class N (ELSNX)

Altegris Fixed Income Long Short Fund

Class A (FXDAX)
Class C (FXDCX)
Class I (FXDIX)
Class N (FXDNX)

Altegris/AACA Real Estate Long Short Fund

Class A (RAAAX)
Class C (RAACX)
Class I (RAAIX)
Class N (RAANX)

Altegris Multi-Strategy Alternative Fund

Class A (MULAX)
Class C (MULCX)
Class I (MULIX)
Class N (MULNX)

Each a Series of Northern Lights Fund Trust

Prospectus
ADVISED BY Altegris Advisors, L.L.C. 1200 Prospect Street Suite 400 La Jolla, CA 92037

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

877.772.5838	www.altegrismutualfunds.com

TABLE OF CONTENTS

FUND SUMMARIES
Altegris Equity Long Short Fund	1
Altegris Fixed Income Long Short Fund	7
Altegris/AACA Real Estate Long Short Fund	14
Altegris Multi Strategy Alternative Fund	21
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	29
Investment Objective	29
Principal Investment Strategies	29
Temporary Investments	37
Description of Principal Investment Risks	38
Portfolio Holdings Disclosure	48
Cybersecurity	48
MANAGEMENT	49
Investment Adviser	49
Investment Adviser Portfolio Managers	50
Sub-Advisers and Sub-Advisers’ Portfolio Managers	52
HOW SHARES ARE PRICED	56
HOW TO PURCHASE SHARES	57
HOW TO REDEEM SHARES	62
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	64
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	65
DISTRIBUTION OF SHARES	66
Distributor	66
Distribution Fees	66
Additional Compensation to Financial Intermediaries	66
Householding	66
FINANCIAL HIGHLIGHTS	67
Privacy Notice	79

ALTEGRIS EQUITY LONG SHORT fund summary

Investment Objectives

The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 57 of this Prospectus and Purchase, Redemption and Pricing of Shares on page 69 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	1.78%	1.78%	1.78%	1.78%
Interest and Dividends on Securities Sold Short	1.41%	1.41%	1.41%	1.41%
Remaining Other Expenses	0.37%	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.80%	4.55%	3.55%	3.80%
Fee Waiver and/or Expense Reimbursement(2)	(0.13)%	(0.13)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.67%	4.42%	3.42%	3.67%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 2.24%,2.99%, 1.99%, and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$923	$1,658	$2,410	$4,371
C	$543	$1,363	$2,290	$4,646
I	$345	$1,076	$1,830	$3,810
N	$369	$1,149	$1,947	$4,028

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$443	$1,363	$2,290	$4,646

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 281% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets, defined as net assets plus the amount of any borrowings for investment purposes, in long or short positions in equity securities of domestic and foreign companies ("80% investment policy"). For purposes of the 80% investment policy, the Fund defines equity securities as (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock. The Fund invests in securities of issuers of any capitalization and in any style (from growth to value). The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade ("high-yield securities" or "junk bonds"). Below-investment-grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest a portion of its assets in private placement offerings which may be illiquid. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund may engage in frequent trading of the Fund's portfolio securities.

The Fund's adviser, Altegris Advisors, L.L.C. (the “Adviser”), seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices by using an "equity long short" strategy that is executed by allocating assets among the Fund's sub-advisers, each of which has one or more proprietary equity long short investment strategies. The Fund's Adviser seeks to achieve this objective, with reduced volatility as compared to major market indices, in part, by diversifying investments among sub-adviser strategies that are not expected to have returns that are highly correlated to each other or the major equity market indices. However, the Fund is not a market-neutral Fund.

The Fund’s sub-advisers each have one or more proprietary equity long short investment strategies, and in pursuing these strategies, the sub-advisers will generally maintain positions (both long and short) in equity and equity derivative securities. The types of securities in which the sub-advisers will generally invest include common stocks, preferred stocks, rights, warrants, convertible securities, other investment companies, including ETFs, as well as ADRs and other similar investments. The sub-advisers may also invest in equity securities purchased on foreign exchanges (including securities of issuers located in emerging markets). Derivative instruments in which sub-advisers invest include options and futures, which are primarily used for hedging purposes. Sub-advisers may utilize leverage as part of their portfolio management process. From time to time, individual sub-advisers (and by extension the Fund) may invest a significant portion of their assets in the securities of companies in the same sector, market capitalization and/or geographic categories.

While the Fund is generally expected to have a net long bias over time, the individual sub-advisers may be net long, market neutral, or net short at any given time depending upon their individual strategies and/or their view of market conditions.

The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Adviser, with Board of Trustees’ approval, to enter into, replace, or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund's portfolio.

877.772.5838	www.altegrismutualfunds.com	2

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

•	Active and Frequent Trading Risk: Executing the strategies of a sub-adviser may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.
•	Alternative Strategies Risk: Alternative investment strategies pursued by the Fund may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk, commodities risk and risks associated with the use of leverage.
•	Convertible Security Risk: The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
•	Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.
•	Derivatives Risk: The use of derivatives such as futures and options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and tracking risk. Long options positions may expire worthless.
•	Developing and Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described below, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Securities of issuers in emerging markets securities also tend to be less liquid.
•	Equity Market Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Exchange-Traded Funds (ETF) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear.
•	Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political and social instability, expropriation, imposition of punitive and retroactive taxes, and differing auditing and legal standards. Investing in developing and emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs.
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•	High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Impairment of Collateral Risk: The value of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

•      Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.

•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk: The Adviser's judgments about the investment expertise of each sub-adviser, or its allocation of assets among sub-advisers may prove to be inaccurate and may not produce the desired results. Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. In seeking to identify investment opportunities for the Fund, a sub-adviser may be competing with other managers with resources many times greater than those of the sub-adviser.
•	Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money. While the investment strategies employed by the sub-advisers are intended to be complementary, they may not in fact be complementary.
•	Other Investment Companies Risk: Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.
•	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs.
•	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Quantitative Model Risk: A sub-adviser may use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).
•	Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.
•	Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities and short position derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.
•	Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Smaller-capitalization stocks are often more volatile and more illiquid than large-capitalization stocks.
•	Trade Execution Risk: The Fund acquires a significant number of both long and short equity positions. The cost of doing so will be materially affected by the speed and efficiency of the Fund’s transactions. Inefficient executions can generate substantial transaction costs over time, possibly materially reducing the profitability of the Fund’s positions.
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Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund's Class I, Class A, Class C, and Class N shares over time to the performance of a broad-based securities market index and one supplemental index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter:	First Quarter 2013	4.57%
Worst Quarter:	Second Quarter 2015	(1.25)%

The year-to-date return as of the most recent calendar quarter ended March 31, 2016 was (4.54)%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

Altegris Equity Long Short Fund	One Year	Since Inception (4/30/12)	Since Inception (10/7/13)*
Class I shares return before taxes	3.38%	5.39%	N/A
Class I shares return after taxes on distributions	2.50%	4.21%	N/A
Class I shares return after taxes on distributions and sale of Fund shares	2.46%	3.74%	N/A
Class A shares return before taxes	(2.78)%	3.45%	N/A
Class C shares return before taxes*	2.30%	N/A	2.96%
Class N shares return before taxes	3.20%	5.14%	N/A
HFRX Equity Hedge Index**	(2.33)%	7.38%	1.32%
S&P 500® Total Return Index***	7.36%	13.31%	11.59%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

*Cass C shares’ Inception date is October 7, 2013.

**The HFRX Equity Hedge Index is an unmanaged composite index of Equity Hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50% of their portfolio in equities, and may in some cases be substantially entirely invested in equities, both long and short. Investors cannot invest directly in an index.

***The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

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Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Portfolio Managers

Eric Bundonis, Director of Research and Sourcing of the Adviser has served the Fund as Portfolio Manager since November 2014. Edgardo Goldaracena, Senior Research Analyst of the Adviser, has served as Portfolio Manager to the Fund since March 2016.

Portfolio Managers	Title
Eric Bundonis	Portfolio Manager and Director of Research and Sourcing
Edgardo Goldaracena	Portfolio Manager and Senior Research Analyst

Sub-Advisers

Harvest Capital Strategies, LLC; Visium Asset Management, LP; Chilton Investment Company, LLC; and Convector Capital Management, LP each serve as a sub-adviser to the Fund.

Sub-Adviser Portfolio Managers

Each of the following persons serves the Fund as a sub-adviser Portfolio Manager.

Harvest Capital Strategies, LLC

•	Kelly Wiesbrock, Managing Director, Portfolio Manager since the Fund commenced operations.

Visium Asset Management, LP

•	Robert Kim, Portfolio Manager and Global Director of Research, Portfolio Manager since the Fund commenced operations.

Chilton Investment Company, LLC

•	Richard L. Chilton, Jr., Chief Executive Officer and Chief Investment Officer, Portfolio Manager since July 2013.

Convector Capital Management, LP

•	Emmanuel Ferreira, Chief Investment Officer, Portfolio Manager since December 2015.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.altegrismutualfunds.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividend and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ALTEGRIS FIXED INCOME LONG SHORT FUND SUMMARY

Investment Objective

The Fund seeks to achieve total return and to achieve this objective through a combination of current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 57 of this Prospectus and Purchase, Redemption and Pricing of Shares on page 69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class N
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.51%	0.51%	0.51%	0.51%
Interest and Dividends on Securities Sold Short	0.21%	0.21%	0.21%	0.21%
Remaining Other Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.51%	3.26%	2.26%	2.51%
Fee Waiver and/or Expense Reimbursement(1)	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.45%	3.20%	2.20%	2.45%
(1)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 2.24%, 2.99% 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$711	$1,214	$1,742	$3,181
C	$423	$998	$1,697	$3,554
I	$223	$701	$1,205	$2,590
N	$248	$776	$1,330	$2,841

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You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$323	$998	$1,697	3,554

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the fiscal period ended December 31, 2015, the Fund’s portfolio turnover rate was 323%.

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in both long and short positions in fixed income securities of domestic and foreign issuers or counterparties ("80% investment policy"). For purposes of the 80% investment policy, the Fund defines fixed income securities as including (i) bills, (ii) notes, (iii) debentures, (iv) bonds, (v) mortgage-backed securities ("MBS"), (vi) asset-backed securities ("ABS"), (vii) preferred stocks, (viii) loan participation interests, (ix) any other debt or debt-related securities of any maturities, whether issued by U.S. or non-U.S. governments, agencies or instrumentalities thereof or corporate entities, and having fixed, variable, floating or inverse floating rates, (x) fixed income derivatives including options, financial futures, options on futures and swaps, and (xi) other evidences of indebtedness. The Fund may invest in debt securities of any maturity or credit quality, including those rated below investment grade ("high yield securities" or "junk bonds"). Below investment grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest, without limitation in either U.S. or foreign securities or issuers, including securities of issuers in emerging markets. The Fund may use foreign currency forward contracts to hedge foreign currency exchange risk. The Fund may invest a portion of its assets in private placement offerings which may be illiquid. In addition, the Fund may engage in transactions for the purpose of hedging against changes in the price of other Fund portfolio securities, such as purchasing put options, selling securities short or writing covered call options. The Fund’s short positions may equal up to 100% of its net asset value. The Fund may also leverage its portfolio by purchasing securities with funds provided via borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund will limit its borrowings such that the Fund’s long positions will constitute less than 150% of its net asset value.

The Fund's adviser, Altegris Advisors, L.L.C., (the “Adviser”) seeks to achieve total return through a combination of current income and capital appreciation, and expects over time that returns will be slightly to moderately correlated to major fixed income indices (such as, for example, the Barclays Capital U.S. Aggregate Bond Index). As correlations (whether positive or negative) measure the strength and direction of a relationship between two variables, the Adviser expects “slight to moderate correlation” to an index, in this context, to be within a range of +0.00 to +0.70 under normal market circumstances. The Fund seeks to achieve its investment objective by utilizing an approach whereby the Fund’s assets are allocated and diversified among one or more sub-advisers employing various fixed income long short strategies, in percentage allocation amounts determined in the discretion of the Adviser. Each of the Fund's sub-advisers has one or more proprietary fixed income long short investment strategies (i.e., sub-strategies) that, in the aggregate across all sub-strategies, are expected to have returns that are moderately correlated to major fixed income market indices, as described above.

While the Fund employs long and short investment strategies, the Fund should not be considered to be a market neutral fund as the type of strategies employed from time to time may vary. Any sub-adviser selected by the Adviser to manage a portion of the Fund’s portfolio assets will act independently from the others and will utilize its own proprietary and distinct fixed income long short investment strategies and techniques. Each sub-adviser, however, will be subject to, and must operate within, the same investment restrictions and portfolio constraints as are applicable to the Fund. The Fund may engage in frequent trading of the Fund's portfolio securities.

The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund's portfolio.

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Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

•	Alternative Strategies Risk: Alternative investment strategies pursued by the Fund may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk, commodities risk and risks associated with the use of leverage.
•	Changing Fixed Income Market Conditions Risk: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, interest rates across the U.S. financial system may rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.
•	Convertible Security Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risks and conversion value-related equity risk.
•	Credit Default Swap Risk: Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers. In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond. There is additional risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security. A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time.
•	Derivatives Risk: The use of futures, options, credit default swaps and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. Long options positions may expire worthless.
•	Developing and Emerging Markets Risk: Investments in securities of issuers in emerging markets will be subject to risks of foreign securities in general and with those of emerging markets as well. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Securities of issuers in emerging markets securities also tend to be less liquid.
•	Equity Market Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
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•	Fixed Income and Interest Rate Risk: The value of the Fund's investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will have uncertain impacts on U.S. interest rates and fixed income market volatility. Your investment will decline in value if the value of the Fund's investments decreases.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Government-Sponsored Entities Risk: The Fund may invest in MBS or other fixed income securities issued or guaranteed by government-sponsored entities, such as FNMA or “Fannie Mae”, or the FHLMC or “Freddie Mac”, but these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.
•	Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs.
•	High Yield or Junk Bond Risk: Lower-quality bonds and other debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Impairment of Collateral Risk: The value of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.
•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Loans and Loan Participations Risk: Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest.
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•	Management Risk: The Adviser's judgments about the investment expertise of each sub-adviser may prove to be inaccurate and may not produce the desired results. Each sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.
•	Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Maturity and Prepayment Risk: The Fund may invest in fixed income securities with a range of maturities. The longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect its value. Issuers of debt securities held by the Fund may be able to prepay principal due on the securities, and in such cases the Fund may not be able to reinvest the principal at attractive rates.
•	Mortgage-Backed and Asset-Backed Risk: The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities (“MBS”) are susceptible maturity risk because issuers of securities are able to prepay principal due on these securities, particularly during periods of declining interest rates.
•	Non-Agency MBS Risk: Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally offer a higher rate of interest (but greater credit risk) than securities issued by the U.S. government, and the market for non-agency MBS is smaller and less liquid than the market for government issued MBS.
•	Options Risk: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
•	Other Investment Companies Risk: Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.
•	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs.
•	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.
•	Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price.
•	Residential Mortgage-Backed Securities Risk: RMBS are subject to the risks generally associated with MBS. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued RMBS.
•	Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted securities and derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.
•	Small and Medium Company Credit Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Therefore, fixed income securities issued by smaller companies may pose greater credit risk than is generally associated with the securities of larger, more established companies.

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Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for the full calendar year since the Fund's inception. Returns for Class A, Class C and Class N shares, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Fund's Class I, Class A and Class N shares over time to the performance of a broad-based securities market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter	First Quarter 2014	3.33%
Worst Quarter	Fourth Quarter 2015	(4.02)%

The year-to-date return as of the most recent calendar quarter ended March 31, 2016 was (8.04)%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

Altegris Fixed Income Long Short Fund	One Year	Since Inception (2/28/13)	Since Inception (2/26/2014)
Class I shares return before taxes	(5.76)%	1.13%	N/A
Class I shares return after taxes on distributions	(7.94)%	(0.46)%	N/A
Class I shares return after taxes on distributions and sale of Fund shares	(3.22)%	0.17%	N/A
Class A shares return before taxes	(11.28)%	(1.16)%	N/A
Class C shares return before taxes*	(6.70)%	N/A	(2.68)%
Class N shares return before taxes	(6.03)%	0.85%	N/A
HFRX Fixed Income – Credit Index**	(4.38)%	(0.58)%	(4.29)%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns for Class A and Class N shares will vary from Class I shares.

*The Class C shares’ Inception date is February 26, 2014.

**The HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset backed, capital structure arbitrage, multi-strategy and other relative value and event driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical). Investors cannot invest directly in an index.

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Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Portfolio Managers

Eric Bundonis has been a Portfolio Manager to the Fund since March 2014 and Antolin Garza has been Portfolio Manager to the Fund since March 2016.

Portfolio Managers	Title
Eric Bundonis, CFA	Director of Research and Sourcing
Antolin Garza	Senior Research Analyst

Sub-Advisers

RockView Management, LLC and MAST Capital Management, LLC each serve as a sub-adviser to the Fund.

Sub-Adviser Portfolio Managers

Kevin Schweitzer has served as a sub-adviser Portfolio Manager to the Fund since April 2013. David Steinberg and Peter Reed have served as sub-adviser Portfolio Managers since February 2015.

Sub-Adviser	Portfolio Manager	Title
RockView Management, LLC	Kevin Schweitzer	Chief Investment Officer
MAST Capital Management, LLC	David Steinberg	Chief Investment Officer
MAST Capital Management, LLC	Peter Reed	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments To Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ALTEGRIS/AACA REAL ESTATE LONG SHORT FUND SUMMARY

Investment Objectives

The Fund seeks to provide total return through long term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate related companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 57 of this Prospectus and Purchase, Redemption and Pricing of Shares on page 69 of the Statement of Additional Information.

Shareholder Fees (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	1.80%	1.80%	1.80%	1.80%
Interest and Dividends on Securities Sold Short	1.43%	1.43%	1.43%	1.43%
Remaining Other Expenses	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	3.35%	4.10%	3.10%	3.35%
Fee Waiver and/ or Expense Reimbursement(1)	(0.12%)	(0.12%)	(0.12%)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver	3.23%	3.98%	2.98%	3.23%
(1)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) (will not exceed 1.80%, 2.55%,1.55%, and 1.80% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which any fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$884	$1,541	$2,219	$4,015
C	$502	$1,242	$2,096	$4,299
I	$303	$952	$1,625	$3,421
N	$328	$1,025	$1,745	$3,650

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$402	$1,242	$2,096	$4,299

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (defined as net assets plus the amount of any borrowing for investment purposes) in both long and short positions in equity securities of “real estate” companies and “real estate related” companies (collectively “real estate companies”) (“80% investment policy”). For purposes of the 80% investment policy, the Fund defines real estate companies are those that derive a significant portion of their revenues from the ownership, construction, development, financing, leasing, management and/or sale of commercial, industrial or residential real estate, companies that have a significant portion of their assets invested these types of real estate related companies, including, for example, real estate investment trusts (“REITs”), or companies that may not participate directly in real estate, but which may present an attractive investment opportunity based on the inherent value of their real estate holdings or exposure, or provide sales, leasing or other strategic services to real estate companies. Equity securities of real estate companies will include (1) common stocks, (2) preferred stocks, (3) stock warrants, (4) stock rights and (5) debt securities that are convertible into stock.

The Fund may invest in equity and equity derivative securities of both U.S. and non-U.S. real estate companies, as well as companies located in emerging markets and developing economies, and issuers of any capitalization and in any style (from growth to value). The Fund may invest in convertible debt securities of any maturity or credit quality, including those rated below investment grade ("high yield securities" or "junk bonds"). Below investment grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). The Fund may invest a portion of its assets in private placement offerings of real estate companies which may be illiquid. The Fund may also invest in preferred stock, options (both covered and uncovered or “naked”), convertible securities, or rights or warrants to buy stocks, and may create long or short positions in exchange traded funds (“ETFs”), other investment companies, or ADRs. The Fund’s investments in ETFs may be made (i) as part of the management of portfolio investments, (ii) to hedge various investments for risk management (see below) and/or (iii) for income enhancement, which is also known as speculation. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate industry securities.

In addition, the Fund may engage in transactions for the purpose of hedging against changes in the price of other Fund portfolio securities, such as purchasing put options, selling securities short or writing covered call options. Such defensive or hedged positions may also include investments in equity securities of real estate as well as non-real estate companies. Additionally, the Fund may employ leverage by borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund may invest more than 5% of its total assets in the securities of one or more issuers and therefore have its investments focused in fewer securities at any one time than a diversified fund. The Fund may engage in frequent trading of the Fund's portfolio securities.

Altegris Advisors, L.L.C. (the “Adviser”) is the investment adviser to the Fund and provides investment advisory and management services, including the selection and monitoring of the sub-adviser to the Fund. The adviser has selected American Assets Capital Advisers, LLC (“AACA”) to sub-advise the Fund and manage the Fund’s real estate long short investment portfolio. In managing the Fund’s portfolio, the sub-adviser will seek to produce above average, risk-adjusted total returns, including capital appreciation, dividend and interest income and option premiums, through investments both long and short in real estate related securities, including publicly traded securities, REITs, other equities and equity-related derivatives and may also invest in debt and convertible debt and preferred securities. To the extent allowable under applicable regulations, the Fund will use leverage to obtain greater exposure to markets in its investment portfolio. The Fund will not purchase real estate directly, or acquire other forms of direct ownership in real estate.

The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund's portfolio.

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Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

•	Alternative Strategies Risk: Alternative investment strategies pursued by the Fund may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk, commodities risk and risks associated with the use of leverage.
•	Convertible Security Risk: The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
•	Credit Risk: There is a risk that convertible debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of convertible debt securities held by the Fund may be lowered if an issuer's financial condition changes.
•	Derivatives Risk: The use of derivatives such as options involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and tracking risk. Long options positions may expire worthless.
•	Developing and Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described below, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Securities of issuers in emerging markets securities also tend to be less liquid.
•	Equity Markets Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Exchange-Traded Funds (ETF) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear.
•	Exchange Traded Notes (ETN) Risk: ETNs are subject to the risk that the value of the index may decline sharply or unpredictably. In addition, ETNs are subject to risk of default by the issuer. This is the major distinction between ETFs and ETNs: while ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
•	Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.
•	Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
•	High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs.
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•	Impairment of Collateral Risk: The value of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.
•	Issuer Concentration Risk: The Fund may hold securities of a single issuer representing up to 5% of that issuer’s total outstanding securities. As such, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting that issuer or in the event that Fund has to quickly sell its position in that issuer.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
•	Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.
•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Management Risk: The Adviser's judgments about the investment expertise of the sub-adviser may prove to be inaccurate and may not produce the desired results. The sub-adviser's judgments about the attractiveness, value and potential appreciation or depreciation of a particular security in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results.
•	Market Risk: Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.
•	Options Risk: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
•	Other Investment Companies Risk: Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.
•	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Real Estate Sector Concentration Risk: Under normal circumstances, the Fund will concentrate its investments in securities of real estate or real estate related companies. As such, its portfolio will likely be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of real estate companies may be affected by various factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. As a result of the Fund’s concentration in securities of real estate companies, investing in the Fund may entail greater risk and experience more volatility than other funds that diversify across multiple sectors.
•	REIT Risk: Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
•	Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.
•	Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price.
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•	Short Selling and Short Position Risk: The Fund will engage in short selling and short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities and derivatives are speculative and more risky than "long" positions (purchases) because the cost of the replacement security or derivative is unknown. Therefore, the potential loss on an uncovered short is unlimited, whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes selling securities short could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund's return, and may result in higher taxes.
•	Small and Medium Capitalization Company Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Equities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance

The bar chart and performance table below show the variability of the Fund's Class I returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception in 2011, which includes performance of the Predecessor Fund for periods prior to January 9, 2014. Returns for Class A and N, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Fund's Class I, Class A, and Class N shares over time to the performance of a broad-based securities market index. Class C Shares of the Real Estate Long Short Fund have not yet commenced operations. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

The prior performance shown below includes performance of the Fund’s predecessor limited partnership, American Assets Real Estate Securities Fund, L.P. (“Predecessor “Fund”) which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940 Act (“1940 Act”), and was reorganized as a series of the Trust effective January 9, 2014. The Predecessor Fund, since its inception on February 1, 2011, was managed by AAIM in the same style, and pursuant to substantially identical real estate long-short strategies, investment goals and guidelines, as are presently pursued on behalf of the Fund by AACA as its sub-adviser, as further described herein. The prior annual returns and performance track record that follows includes performance of the Predecessor Fund since its inception (while it was a limited partnership), and is net of applicable management fees (1.50% annually), performance fees and other actual expenses of the Predecessor Fund. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. From its inception on February 1, 2011 through January 9, 2014, the inception date of the Fund, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the 1940 Act and of the Internal Revenue Code (“Code”), which if they had been applicable, might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads which are applicable to certain classes of Fund shares, and which also would have adversely affected performance.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter	First Quarter 2012	10.93%
Worst Quarter	Second Quarter 2013	(4.25)%

The year-to-date return as of the most recent calendar quarter ended March 31, 2016 was (3.26)%.

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The following table shows the average annual returns for the Fund’s Class I shares, which includes performance of the Predecessor Fund for periods prior to January 9, 2014 over various periods ended December 31, 2015. The Predecessor Fund was an unregistered limited partnership, did not qualify as a regulated investment company for federal income tax purposes, did not have a distribution policy, and did not pay annual dividends and distributions. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

Average Annual Total Returns
For Periods ended December 31, 2015

Altegris/AACA Real Estate Long Short Fund	One Year	Since Inception (1/09/14)	Since Inception (2/11/2011)*
Class I shares return before taxes*	(0.31)%	N/A	11.50%
Class I shares return after taxes on distributions	(1.78)%	N/A	10.77%
Class I shares return after taxes on distributions and sale of Fund shares	0.47%	N/A	8.89%
Class A shares return before taxes	(6.28)%	10.06%	N/A
Class N shares return before taxes	(0.58)%	11.39%	N/A
Dow Jones U.S. Real Estate Total Return Index**	2.14%	13.63%	10.03%
Standard & Poor’s 500 Total Return Index***	1.38%	7.73%	11.89%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns for Class A and Class N shares will vary from Class I shares.

* The performance of Class I shares reflects performance which includes performance of the Predecessor Fund, since inception February 11, 2011 as described above, and presented on an annualized basis.

** The Dow Jones U.S. Real Estate Total Return Index (“DJUSRET”) is an unmanaged index considered to be representative of REITs and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes.

*** The Standard & Poor’s 500 Total Return Index (“S&P 500 TR”) Index is an unmanaged index consisting of 500 stocks chosen for their market size, liquidity and industry representation, and is considered to be representative of the U.S. equity market, and reflects no deductions for fees, expenses or taxes.

Unlike mutual funds investors cannot invest in an index and the index does not reflect any trading costs or management fees.

Investment Adviser

Altegris Advisors, L.L.C.

Sub-Adviser

American Assets Capital Advisers, LLC.

Portfolio Manager

Burland B. East III, CFA, has served the Fund as the Portfolio Manager since its commencement of operations in 2014, and also served as portfolio manager of the Predecessor Fund.

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Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, www.altegrismutualfunds.com, or through your broker. Redemptions will be paid by automated clearing house funds ("ACH"), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividend and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND SUMMARY

Investment Objectives

The Altegris Multi-Strategy Alternative Fund (the “Fund”) seeks long-term capital appreciation and absolute returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 57 of this Prospectus and Purchase, Redemption and Pricing of Shares on page 69 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class N
Management Fees(1)	0.04%	0.04%	0.04%	0.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.59%	0.59%	0.59%	0.59%
Acquired Fund Fees and Expenses(2)	2.62%	2.62%	2.62%	2.62%
Total Annual Fund Operating Expenses	3.50%	4.25%	3.25%	3.50%
Fee Waiver and/or Expense Reimbursement(3)	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.47%	4.22%	3.22%	3.47%
(1)	The Fund will access certain strategies through the purchase of interests in other investment companies advised by the Fund's adviser or an affiliate of the adviser, and for the portion of Fund assets so invested, the Fund will not be subject to a management fee. The portion of Fund assets not invested in such affiliated Other Investment Companies will be subject to a management fee of 1.50%. However, per the terms of the advisory agreement between the Fund and the Adviser, in no case will the Fund directly pay the Adviser a management fee that exceeds 1.00% of the Fund’s total average daily net assets.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2017, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 0.85%, 1.60%, 0.60% and 0.85% of average daily net assets attributable to Class A, Class C, Class I and Class N, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund's Board of Trustees, on 60 days’ written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$905	$1,584	$2,285	$4,130
C	$524	$1,287	$2,163	$4,411
I	$325	$998	$1,695	$3,547
N	$350	$1,071	$1,814	$3,772

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$424	$1,287	$2,163	$4,411
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. For the fiscal year ended December 31, 2015, the Fund’s portfolio turnover rate was 19%.

Principal Investment Strategies

Under normal market circumstances, the Fund seeks to achieve its investment objective of long-term capital appreciation and absolute returns by following a flexible allocation strategy that invests across broad alternative investments strategies and asset classes, including but not limited to, managed futures, global macro, equity long short, and fixed income long short strategies.

The Fund is structured to allow Altegris Advisors, L.L.C. (the “Adviser”) flexibility in accessing a broad range of alternative strategies, and the Adviser seeks to achieve its investment objectives by investing a portion of the Fund’s assets in a “Fund of Funds” portfolio and the remainder of the Fund’s assets in a “Directly Traded” portfolio. The specific asset allocation among the various strategies and investments within each strategy will be determined by the Adviser from time to time in accordance with the Adviser’s investment process. The Fund of Funds portion of the portfolio is comprised of a combination of other mutual funds, exchange-traded funds (“ETFs”) and/or exchange-traded notes (“ETNs”) (collectively “Other Investment Companies”) for which the Adviser or its affiliates may, or may not, act as an investment adviser, in each case subject to applicable restrictions on investments in affiliated or non-affiliated funds under the Investment Company Act of 1940, as amended (“1940 Act”). Within the Fund of Funds portfolio, the Adviser will vary the allocation percentages to Other Investment Companies based on the current economic and market environment and the Adviser’s tactical views. The Adviser anticipates that primary investment exposure within the Fund of Funds portfolio will be to equity long short, fixed income long short and other long-short equity and debt strategies and the Fund’s overall exposure to those strategies will be primarily contained within the Fund of Funds portfolio. In addition, the Adviser may from time to time invest the Fund of Funds portfolio so as to gain exposure to other strategies, including managed futures and global macro strategies. The Fund of Funds portfolio may include, but not be limited to, investments in the Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris/AACA Real Estate Long Short Fund and other investment companies advised by the Adviser or its affiliates, currently or in the future. The Trust, on behalf of the Fund, and the Adviser received exemptive relief from the Securities and Exchange Commission (“SEC”) with respect to certain limitations in the 1940 Act related to certain investments, including Other Investment Companies. The Fund may invest in Other Investment Companies in excess of certain investment limitations pursuant to an exemptive order obtained by the Fund or an exemptive order obtained by an Other Investment Company from the SEC and consistent with the conditions specified in such order. The Fund may employ leverage or hedging techniques directly, or through Other Investment Companies.

The Adviser anticipates that the primary investment exposure within the Directly Traded portfolio will be to managed futures, global macro and other alternative investment strategies, including those providing exposure to financial and non-financial commodity futures contracts, through investments made either directly by the Fund, or indirectly through a wholly-owned and controlled subsidiary (the “Subsidiary”) of the Fund (although the Adviser may also gain exposure to managed futures and global macro strategies through the Fund of Funds portfolio as described above). Directly Traded portfolio investments may be made in any combination of securities, derivatives contracts or other financial instruments, which may include, but not be limited to, securities of limited partnerships, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles, including commodity pools (collectively, "Underlying Pools"), and also investments in swap contracts, structured notes or other derivatives. Such investments will be made without restriction as to issuer capitalization, country, or currency. To the extent the Fund invests in Underlying Pools, each may invest according to a managed futures, global macro or other strategy, as applicable, in one or a combination of: (a) futures, options, forwards or spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices; (b) equity securities; (c) fixed income securities; (d) foreign exchange instruments; and/or (e) financial derivative contracts including swaps or structured notes. Underlying Pools may use derivatives primarily as a substitute for the securities, commodities, indices and foreign currencies. Swap contracts, structured notes or other derivatives may have payments linked to commodity or financial derivatives that are designed to produce returns similar to those of other Underlying Pools and their respective strategies.

In order to provide the Fund with exposure to certain managed futures, global macro or other strategy investments that involve trading both financial and non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may invest through its Subsidiary up to 25% of its total assets. Underlying Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund. The Fund may also make managed futures, global macro and other strategy investments that do not provide exposure to non-financial commodity futures contracts, directly, meaning outside of the Subsidiary, and these may include investments in Underlying Pools, swaps, structured notes or other derivatives.

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The Fund does not invest more than 25% of its assets in derivatives with any single counterparty and will not invest more than 25% of its assets in the Subsidiary.

Managed futures strategies are primarily trend-following in nature that managers react to identifiable market signals or indicators by taking long or short positions that may be potentially profitable depending on positive or negative developments or “trends” across multiple markets and asset classes simultaneously. This strategy includes Investments styles such as (a) long term trend-following, (b) discretionary macro investing based on economic fundamentals and value, (c) short-term systematic trading, (d) specialized approaches to specific or individual market sectors such as financials, equities, currencies, metals, agricultural and soft commodities, and (e) counter-trend or mean reversion strategies.

Global macro strategies seek to predict, rather than react to, trends by anticipating changes in world trade, commodity supply and demand and currency values, among other global market conditions. Global macro strategies include (a) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (b) dedicated currency investing that pursues both fundamental and technical trading approaches, (c) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities, and (d) systematic trading strategies which incorporate technical and fundamental macroeconomic variables.

Assets managed pursuant to equity long short strategies may be invested in long or short positions in equity securities of domestic and foreign companies (including those located in emerging market countries) of any capitalization and in any style (from growth to value). Assets under this strategy may be invested in common and preferred stocks, stock warrants and rights, convertible debt securities and privately placed equity securities. Certain equity long short strategies may also invest in equity securities of real estate and real estate related companies.

Assets managed pursuant to fixed income long short strategies may be invested in long or short positions in a wide variety of domestic and foreign (including emerging markets) fixed income securities of any credit quality or maturity, including debt securities issued by government and corporate issuers throughout the world, bank loans and assignments, mortgage- or asset-backed securities and fixed income related futures, options and/or swaps. Fixed income long short strategies may also invest in futures, options on futures, credit-linked or other structured notes, credit default swaps and other derivative contracts that provide long or short exposure to other credit obligations and to the credit markets.

Both equity long short and fixed income long short strategies will be accessed primarily through Other Investment Companies which may invest in convertible debt securities or credit-related instruments of any maturity or credit quality, including those rated below investment grade ("high yield securities" or "junk bonds") or in default. Below investment grade debt securities are those rated below Baa3 by Moody's Investors Service or equivalently by another nationally recognized statistical rating organization (NRSRO). There is no limit to the Fund’s exposure to such high yield securities or junk bonds. Both the Fund of Funds and the Directly Traded portfolios will be managed by the Fund's Adviser. The Adviser may also delegate management of a portion of the Fund's assets to a sub-adviser pursuant to any of the above-described strategies or other alternative investment strategies or trading programs. Other Investment Companies in which the Fund invests, including those advised by the Adviser, may also engage sub-advisers to manage a portion of their respective portfolio assets. The Adviser, on behalf of itself and on behalf of the Fund and Other Investment Companies it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of a sub-adviser or sub-advisers to manage a portion of the Fund's portfolio.

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund's net asset value and performance.

The Fund is subject to a number of risks either directly or indirectly through its investments in Other Investment Companies, the Subsidiary, securities issued by Underlying Pools, swap contracts, structured notes or other investment instruments. For purposes of this discussion of principal investment risks, and unless otherwise specified, references to the term “Fund” should be read to include the Fund, Other Investment Companies, the Subsidiary, and Underlying Pools.

•	Alternative Strategies Risk: Alternative investment strategies pursued by the Fund may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk, commodities risk and risks associated with the use of leverage.
•	Changing Fixed Income Market Conditions Risk: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, interest rates across the U.S. financial system may rise. These policy changes may
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expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

•	Commodity Risk: Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. Commodity futures prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Convertible Security Risk: The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.
•	Credit Default Swap Risk: The use of credit default swaps ("CDS") to transfer credit risk involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.
•	Derivatives Risk: The use of swaps, structured notes or other derivative instruments, directly or indirectly, involves risks different from, or possibly greater than the risks associated with investing directly in securities, including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions held may expire worthless exposing the Fund to potentially significant losses.
•	Developing and Emerging Markets Risk: In addition to the risks generally associated with investing in foreign securities described below, countries with emerging markets may also have relatively unstable governments, fewer shareholder protections, and more limited economies and securities markets. Securities of issuers in emerging markets securities also tend to be less liquid.
•	Equity Market Risk: Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price.
•	Exchange-Traded Funds (ETF) Risk: An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear.
•	Exchange Traded Notes (ETN) Risk: ETNs are subject to the risk that the value of the index may decline sharply or unpredictably. In addition, ETNs are subject to risk of default by the issuer. This is the major distinction between ETFs and ETNs: while ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.
•	Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations.
•	Fixed Income and Interest Rate Risk: The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults. Changes in interest rates will affect the value of investments in fixed income securities. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will have uncertain impacts on U.S. interest rates and fixed income market volatility.
•	Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.
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•	Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with, and potentially greater than, those associated with U.S. investments.
•	Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of Other Investment Companies directly or indirectly accessed by the Fund to meet their investment objectives.
•	Government-Sponsored Entities Risk: The Fund may invest in MBS or other fixed income securities issued or guaranteed by government-sponsored entities, such as FNMA or “Fannie Mae”, or the FHLMC or “Freddie Mac”, but these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.
•	Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
•	High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs.
•	High Yield or Junk Bond Risk: Lower-quality bonds and other debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default and are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.
•	Leverage Risk: The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund's gains or losses.
•	Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
•	Loans and Loan Participations Risk: Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest.
•	Management Risk: The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Conflicts of interest may arise in respect of how the Adviser allocates the Fund’s assets between and among the various investment strategies for which the Adviser will receive different levels of management fee revenue.
•	Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Maturity and Prepayment Risk: The Fund may invest in fixed income securities with a range of maturities. The longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect its value. Issuers of debt securities held by the Fund may be able to prepay principal due on the securities, and in such cases the Fund may not be able to reinvest the principal at attractive rates.
•	Mortgage-Backed and Asset-Backed Risk: The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities are susceptible maturity risk because issuers of securities are able to prepay principal due on these securities, particularly during periods of declining interest rates.
•	Non-Agency MBS Risk: Mortgage-backed securities issued or guaranteed by private issuers are also known as “non-agency MBS”. Non-agency MBS generally offer a higher rate of interest (but greater credit risk) than securities issued by the U.S. government, and the market for non-agency MBS is smaller and less liquid than the market for government issued MBS.
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•	Options Risk: Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
•	Other Investment Companies Risk: Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.
•	Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
•	Quantitative Model Risk: The Investment Companies use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).
•	REIT Risk: Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
•	Reliance on Corporate Management and Financial Reporting Risk: An Adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. An Adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests.
•	Residential Mortgage-Backed Securities Risk: RMBS are subject to the risks generally associated with MBS. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued RMBS.
•	Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price.
•	Short Selling and Short Position Risk: The Other Investment Companies and Underlying Pools may engage in short-selling and short position derivative activities. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser's or a sub-adviser’s ability to accurately anticipate the future value of a security or instrument, and potentially higher transaction costs than are associated with long-only investing. The Fund's losses are potentially unlimited in a short position transaction.
•	Small and Medium Capitalization Company Credit Risk: Small and mid-sized companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Therefore, securities issued by smaller companies may pose greater credit risk than is generally associated with the securities of larger, more established companies.
•	Structured Products and Structured Notes Risk: Structured notes involve leverage risk, tracking risk and issuer default risk.
•	Taxation Risk: By investing indirectly in commodity-linked securities and other instruments through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However because the Subsidiary is a controlled foreign corporation, any income received from its commodities-related investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.
•	Underlying Pools Risk: Underlying Pools are subject to their own expenses, which will be indirectly paid by the Fund. The cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to one or more commodity trading advisors or investment advisers (i.e., managers), as applicable, engaged to trade alternative investment strategies on behalf of the Underlying Pools. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. Underlying Pools are subject to specific risks, depending on the nature of the pool.
•	Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

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Performance

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund's Class I shares for each full calendar year since the Fund's inception. Returns for Class A, Class C, and Class N, which are not presented, will vary from the returns of Class I shares. The performance table compares the performance of the Fund's Class I, Class A and Class N shares over time to the performance of a broad-based securities market index. You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.altegrismutualfunds.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

Calendar Years Ended December 31

Best Quarter	First Quarter 2015	3.24%
Worst Quarter	Second Quarter 2015	(2.19)%

The year-to-date return as of the most recent calendar quarter ended March 31, 2016 was 0.60%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2015)

Altegris Multi-Strategy Alternative Fund	One Year	Since Inception (2/28/13)
Class I shares return before taxes	(0.44)%	1.85%
Class I shares return after taxes on distributions	(2.61)%	0.46%
Class I shares return after taxes on distributions and sale of Fund shares	0.26%	0.88%
Class A shares return before taxes	(6.41)%	(0.53)%
Class N shares return before taxes	(0.62)%	1.65%
HFRX Global Hedge Fund Index*	(3.64)%	(0.06)%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns for Class A and Class N shares will vary from Class I shares.

*The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. Investors cannot invest directly in an index.

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Investment Adviser

Altegris Advisors, L.L.C.

Investment Adviser Portfolio Managers

Lara Magnusen has served the Fund as Portfolio Manager since November 2014. Edgardo Goldaracena and Antolin Garza have served the Fund as Portfolio Managers since March 2016.

Portfolio Managers	Title
Lara Magnusen	Portfolio Manager and Portfolio Strategist
Edgardo Goldaracena	Portfolio Manager and Senior Research Analyst
Antolin Garza	Portfolio Manager and Senior Research Analyst

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. Redemptions will be paid by ACH, check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS

The investment objectives and principal strategies of each Fund are described in this section. The Funds’ investment objective(s) are non-fundamental policies and each Fund’s investment objective(s) may be changed without shareholder approval by the Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”) upon 60 days written notice to shareholders. If a Fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective. There is no guarantee that a Fund will achieve its objective(s). Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Funds.

The 80% investment policies of each of the Real Estate Long Short Fund, Equity Long Short Fund, and Fixed Income Long Short Fund may be changed by the Board of Trustees, without shareholder approval upon 60 days’ written notice to the Fund’s shareholders.

Investment Objectives

Fund	Investment Objective(s)
Altegris Equity Long Short Fund (“Equity Long Short Fund”)	The Fund seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices and to achieve this objective with less volatility than major equity market indices.
Altegris Fixed Income Long Short Fund (“Fixed Income Long Short Fund”)	The Fund seeks to achieve total return and to achieve this objective through a combination of current income and capital appreciation.
Altegris/AACA Real Estate Long Short Fund (“Real Estate Long Short Fund”)	The Fund seeks to provide total return through long term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate related companies.
Altegris Multi-Strategy Alternative Fund (“Multi-Strategy Alternative Fund”)	The Fund seeks long-term capital appreciation and absolute returns.

Principal Investment Strategies

Adviser's Investment Process

The Adviser's investment process with respect to each Fund consists of five primary stages: (1) asset allocation; (2) sourcing; (3) evaluating investment managers; (4) portfolio construction; and (5) ongoing investment monitoring, risk management and reallocation. The Multi-Strategy Alternative Fund utilizes the Adviser's investment process in analyzing and selecting the specific investment allocations made pursuant to the Fund’s principal investment strategies, which are broad, flexible and designed to access (directly and indirectly) multiple alternative investment strategies, asset classes and managers With respect to the Multi- Strategy Alternative Fund,-the Adviser applies this process directly with respect to the portion of the Fund’s assets that it invests directly, which may include managed futures, global macro and other strategies that access exposure to financial and non-financial commodity futures contracts. The Adviser applies this same process as it relates to its analysis of the Other Investment Companies and/or Underlying Pools (and their respective strategies, sub-advisers and investments) into which the Fund will invest a portion of its assets as described above.

The Adviser's investment process includes what the Adviser believes is a rigorous methodology for sourcing, evaluating and qualifying prospective equity long short, fixed income long short, and real estate long short investment manager candidates for selection to serve as sub-advisers of the respective Funds. This process is coordinated in conjunction with the Adviser's procedures within asset allocation and portfolio construction. Once an investment manager has been engaged as a sub-adviser to the Fund and begins managing a portion of the assets in the Fund's portfolio, the Adviser performs extensive ongoing monitoring to assess performance, identify potential style drift, and evaluate core components of risk management. A summary of the Adviser's process is as follows:

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ASSET ALLOCATION	• Analysis of top down and bottom-up factors affecting asset class • Determine, as applicable, Equity Long Short, Fixed Income Long Short, and Multi-Strategy Alternative sub-strategy weightings
SOURCING

•   Analyze investment managers that represent asset class and sub-strategies

•   Initial investment and operational reviews

•   Analyze investment vehicles and instruments including Underlying Pools, swaps, and structured notes, as applicable

EVALUATING	• Rigorous due diligence - Document collection and review - Investment due diligence - Operational due diligence
PORTFOLIO CONSTRUCTION	• Select and engage sub-advisers from among qualified prospective investment • Quantitative portfolio optimization • Qualitative assessment
MONITORING, RISK MANAGEMENT & REALLOCATION

•   Ongoing monitoring of sub-adviser and portfolio investment managers

•   Assess investment results of sub-advisers by assessing:

-     Returns

-     Standard deviations

-     Performance attribution

-     Style drift

-     Correlation changes

-     Counterparty and/or issuer credit quality

-     Management changes

•   Rebalance between sub-adviser strategies and/or reallocate to new sub-advisers

•   Rebalance between sub-adviser strategies and Underlying Pools, swaps, structured notes or other investments, and/or reallocate to new Underlying Pools, swaps, structured notes or other investments, as applicable

Asset Allocation: The Adviser opportunistically determines the relevant sub-strategies that should comprise the portfolio within an asset allocation framework for each Fund. To determine recommended sub-strategy ranges, the process incorporates a combination of top-down and bottom-up analysis that includes quantitative and qualitative factors. The experience of the Adviser is critical in determining the qualitative rationale of relevant drivers for sub-strategies within available investment options.

Sourcing: The next step in the investment process is the sourcing of initially, and in the case of multi-manager funds, on an ongoing basis, of investment managers as prospective sub-advisers from the large and growing universe of relevant managers. The sourcing of sub-advisers is derived from years of alternative industry experience of the Portfolio Managers, and the Adviser's management. The Adviser's network of relationships with investment professionals plays an important role. Specific sources can include alternative investment managers, traders, research analysts, other industry contacts and existing investment manager relationships. Other resources include proprietary and public databases and prime brokers. Once the Adviser has identified investment managers that are of initial interest as candidates for potential engagement as sub-advisers, these managers are presented to an Investment Committee composed of the Adviser's Portfolio Managers and key members from the Adviser's research group and management of the Adviser and its affiliates. The Investment Committee reviews the initial due diligence of the prospective sub-advisers performed by the research group to determine which of these initially-reviewed investment managers advance for further evaluation as candidates for engagement as sub-advisers in the next stage of review, or for further evaluation as candidates for engagement of implementation into a Fund’s investment portfolio.

Evaluating: For prospective sub-adviser candidates that advance from the initial review process, the Adviser performs a rigorous due diligence process. In addition to qualitative discussions with the sub-advisers and their respective portfolio managers as well as quantitative analysis of the investment strategies performed during the initial review process, the Adviser conducts further reviews that include (1) documentation collection and review, (2) investment due diligence and (3) operational due diligence.

The list of documentation required and reviewed by the Adviser is lengthy. However, as each investment is unique, not all documentation is required for Investment Committee approval, nor are all documents requested applicable to or available from each prospective sub-adviser candidate. Requested documentation typically encompasses offering or promotional materials for other funds or accounts advised by the sub-adviser candidate pursuant to the same or a similar strategy to that under evaluation by the Adviser, reporting and annual audits for such other funds or accounts, a due diligence questionnaire, investor communications and other materials. The investment and operational due diligence process includes one or more onsite manager visits and multiple interviews, quantitative analysis, background checks and review of the investment strategy, process and risk management as well as business management issues. While due diligence varies across investment managers and investment strategies, the process includes detailed analysis into the investment and operational foundation of a prospective sub-adviser candidate. Among the specifics reviewed by the Adviser are:

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1.	Ability of the manager to generate returns within specific risk parameters;
2.	stability of manager's investment process and its ability to sustain return;
3.	expertise of the manager's firm and its employees;
4.	differentiating factors that give the manager an investment edge;
5.	infrastructure of the manager's firm from research to trading to operations;
6.	the manager's risk control procedures, both from a business and investment standpoint; and
7.	the manager's overall business organization.

After numerous contact points, all investment manager information for prospective sub-adviser candidates is documented within a formal report for review and subject to final approval by the Investment Committee.

Portfolio Construction: Investment managers and investment strategies approved by the Investment Committee, within predefined sub-strategies or manager styles, are then available for possible engagement by the Fund as sub-advisers. The construction process includes a combination of quantitative review, along with a qualitative assessment of each prospective sub-adviser and its respective portfolio management personnel.

Monitoring, Risk Management and Reallocation: Upon engagement as sub-adviser to the Fund, tracking and monitoring is a critical component of the Adviser's approach to maintaining a portfolio designed to capture returns related to manager skill beyond available market beta. The Adviser's research staff and Portfolio Managers closely monitor the investment results for each Fund and sub-adviser. From a risk management perspective, the Adviser will review underlying daily portfolio holdings and their associated statistical risk at both a total portfolio level and from an individual sub-adviser standpoint. On an ongoing basis, the Adviser performs quantitative analyses of performance against predefined parameters, looking for unexplained differences, including any material sub-adviser portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information that may cause the Adviser to re-evaluate a particular sub-adviser. Additionally, the Adviser monitors each sub-adviser's volatility relative to historical performance and benchmarks, trading frequency, changes in the management and changes in correlation among the returns of the various long short or multi-strategy sub-strategies used by the Fund. The Adviser may, based on market conditions and its assessment of various quantitative and qualitative factors, opportunistically reallocate Fund assets among other sub-advisers approved by the Investment Committee.

Generally, the Adviser's investment process narrows the universe of potential investment managers through a rigorous screening and assessment process that includes the quantitative and qualitative information regarding prospective investment strategies deployed. The Adviser expects to allocate the Fund's assets to sub-advisers that represent a diversified portfolio. However, asset allocation will vary by sector and sub-strategy, as determined by the Adviser from time to time. The Fund's investment portfolio is rebalanced among existing or additional approved sub-advisers as a result of the Adviser's asset allocation, sourcing, evaluating, portfolio construction and monitoring policies.

Sub-Advisers

The Adviser selects and delegates management of the Equity Long Short Fund portfolio and Fixed Income Long Short Fund portfolio to multiple sub-advisers. The Adviser determines the various percentages of the Fund's assets to be allocated among each of the sub-advisers and retains the ability to override the sub-adviser's selection of securities if it believes an investment or allocation is not consistent with the Fund's investment guidelines. In the case of the Real Estate Long Short Fund, the Adviser has delegated management of the entire portfolio to one sub-adviser. The Adviser is also responsible for ongoing performance evaluation and monitoring of the sub-advisers for each of the Funds. The Adviser, on behalf of itself and on behalf of the Funds and other funds it advises or may advise in the future that are each a series of the Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees’ approval, to enter into, replace, or amend, sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of an additional sub-adviser or sub-advisers to manage a portion of the Funds’ portfolios.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the day-to-day investments of the sub-advisers. Each sub-adviser has discretion to invest the portion of the Fund's assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

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Principal Investment Strategies of Equity Long Short Fund Sub-Advisers

Sub-Advisers & Strategies

Harvest Capital Strategies LLC ("Harvest")

Harvest's investment team focuses on performing fundamental, bottom-up research on companies in a variety of industry sectors, including, agriculture/consumer and financials, and seeks to identify those securities that it believes are over- or under-valued by a significant margin. Harvest also focuses on purely opportunistic investments without regard to sector or industry. This proprietary research effort generally focuses on U.S. publicly traded securities, but can also include securities of privately held companies, and may also have some exposure to foreign equity markets. It can also involve securities of companies with varying market capitalization. Harvest's fundamental research process begins by examining a wide variety of publicly available information, including annual reports, public filings, proxies and press announcements. The research includes speaking with Wall Street analysts in order to assess market sentiment, as well as utilizing a variety of market data and research services such as Bloomberg, Factset, Capital IQ, and ThompsonReuters. Members of the Harvest investment team also leverage their own expertise and experience as part of this analytical process.

The Fund expects to employ Harvest's Agricultural/Consumer and sub-strategies described below.

Harvest Agriculture/Consumer Sub-Strategy

Harvest will focus broadly on agriculture-related securities, where Harvest has considerable experience and industry relationships, including inputs, production, processing and distribution, capturing the entire food-production spectrum from the farmland to dessert at dinner. Harvest will also invest in companies in which it detects an agribusiness trend or theme as the driver to an investment thesis.

Harvest employs a research and investment process that is fundamentally driven. Harvest expects that the agricultural/consumer sub-strategy returns will be generated largely as a result of its ability to select securities for holding long and short. Harvest anticipates focusing its research efforts on a limited number of companies’ agribusiness sub-sectors and will seek to gain superior information through in-depth analysis permitted by the limited focus. Investment themes can generate multiple investment ideas, and market events, whether positive or negative, can have varying impacts (positive or negative) on multiple companies. These themes, once identified, can often be leveraged across several investment opportunities.

Harvest will typically analyze historical cash flow, balance sheet and income statement information, and projected financial statements for each company in which it invests in its implementation of the agriculture/consumer sub-strategy. This analysis is intended to provide insight as to drivers of financial performance and allow more accurate predictions of future financial performance in relation to expectations. Portfolio investments in companies are anticipated to include the following general categories: (i) companies with earnings growth at reasonable rates and relatively attractive valuations; (ii) companies inexpensively valued or overlooked by the market, with improving business trends that may serve as a catalyst to unlock value and (iii) companies in significant transition that present special situations (e.g. bankruptcy, restructuring or other activities not within typical investment theses).

The agriculture/consumer sub-strategy assets will be somewhat focused, and therefore maximum position sizing will be an important risk management tool. The initial purchase of each long position will generally constitute less than 10% of the sub-strategy's asset value, and the initial purchase of each short position will generally not exceed 4% of the sub-strategy's asset value, measured in each case at the time of purchase. Harvest's determinations regarding position size will take into consideration the following factors: conviction/visibility of Harvest's investment thesis, the liquidity of the security, potential catalyst timing and the magnitude of the expected return on investment.

Visium Asset Management, LP ("Visium")

Visium pursues a fundamental equity long/short strategy diversified across all industry sectors. The strategy is stylistically agnostic meaning that it is dynamic to pursue whichever equity investment style is best suited to achieve its risk/return objectives at that time. The strategy seeks investments with a clearly defined trigger or catalyst in the near term and most of the equity investments are in U.S. mid and large cap stocks. The portfolio management team employs a bottom-up investment approach, starting with the generation of ideas at the company level. If an attractive investment thesis is tentatively identified, the team conducts additional research to test its suitability for the portfolio. Moving beyond the company level, Visium turns to analyze the industry in which the company competes, evaluating factors such as the possible impact of economic downturns, and long-term growth prospects. In the final stages of the pre-trade investment process, the team performs deeper intrinsic value analysis to better understand dynamics such as cash flow and assess whether the candidate for investment may present a value and/or growth opportunity.

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The sizing of positions is oriented toward the best ideas whose concentrations may be significant, depending on market conditions, liquidity, and conviction level. Long and short trades are expected to generate positive returns; moreover, the investment team may purchase or sell ETFs or equity indices to hedge risk, enhance returns and maintain desired risk exposures. Aside from U.S. mid- and large-cap company stocks, a small portion of the portfolio may be invested in municipal and corporate bonds. Generally, over 80% of the net asset value of the assets which Visium manages will be invested in U.S.-based issuers.

Chilton Investment Company, LLC (“Chilton”)

Chilton’s investment approach aims to consistently produce returns with less risk than that of the overall market by focusing on identifying the best business models. Once identified, Chilton employs a growth at a reasonable price (aka GARP) strategy that focuses on investing long in good business models at attractive entry points. The strategy will seek to manage net market exposure by shorting ETF securities. Chilton’s long-short equity investment objectives embody a long-term investment philosophy that seeks (i) capital appreciation in rising markets and capital preservation in declining markets, (ii) to capitalize on early identification of changes or trends in equity markets and (iii) consistent returns with controlled volatility.

Chilton will deploy on behalf of the Fund an investment strategy focused on capturing fundamental value. The strategy invests generally in equity securities of companies located in the U.S., although a portion of the assets may be invested globally in non-U.S. securities. The strategy is managed by Richard L. Chilton, Jr. and is typically diversified across sectors and market capitalizations, with allocations dependent on opportunities identified through the fundamental, bottom-up research process. Through this process, Chilton believes that superior investment returns can be achieved by capitalizing on the early identification of changes that take place within stock markets, industry groups and individual companies. While macro business conditions, the state of the economy and the level of inflation and interest rates are important, the strategy concentrates on identifying companies with highly dynamic earnings prospects before they are fully recognized in the marketplace. In addition to the GARP strategy, Chilton also seeks to identify certain special situation investments in companies undergoing changes that enhance their business prospects but that are not yet reflected in their stock market valuations. In addition, the Fund’s investments may include investments in “unseasoned” as well as mature companies. In searching out investment candidates, Chilton is flexible, opportunistic and value-conscious. Chilton believes that its investment selection skills will, over time, provide favorable returns in comparison to broad market indices on an inflation-adjusted basis.

Convector Capital Management, LP (“Convector”)

Convector’s investment approach seeks to maximize investment returns by managing a diversified portfolio constructed primarily of individual long and short equity positions of U.S. and non-U.S. equity securities. Convector may invest in U.S. and non-U.S. long or short positions in: publicly traded common stocks, exchange traded funds, currencies, futures (including financial futures), forward contracts, preferred stocks, stock warrants and rights, bonds, notes or other debentures, convertible securities, swaps, options (purchased and sold, covered and uncovered), and other securities or financial instruments.

Convector seeks to exploit the mispricing of securities that occurs due to what Convector’s portfolio manager views as the broad market’s emphasis on the short-term, which often does not adequately reflect the long-term earnings power of many publicly-traded companies. Convector has the ability to invest opportunistically across different asset classes. Convector seeks to manage risk by (i) focusing on securities trading below what Convector estimates to be their intrinsic value (on the long side) or above such value (on the short side); (ii) avoiding undue sector concentration and/or overexposure to individual securities; (iii) holding cash or cash equivalents when Convector believes the market offers severely limited profit opportunities, or when the potential upside opportunity is not, in Convector’s view, appropriate for the underlying risk involved; (iv) conducting an extensive due diligence process aimed at uncovering an informational or analytical advantage that would provide Convector with a better understanding of individual investment opportunities; and (v) taking a comprehensive view of the macro/top-down environment that would provide Convector with a better appreciation of the risk of loss associated with each individual investment and the overall portfolio. Convector does not intend to directly hedge risks such as currency, interest rates and country (and specific market) uncertainties but, instead, intends to structure its allocated portion of the portfolio in such a way that the portfolio organically hedges as many of these risks as possible through the use of long and short positions, forward contracts, or derivatives and cash. However, if market conditions dictate, Convector may directly hedge specific risks. Convector may generally use derivatives such as options, swaps, or forward contracts for investment purposes or risk control.

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Principal Investment Strategies of Fixed Income Long Short Fund Sub-Advisers

RockView Management, LLC ("RockView")

The Adviser has entered into a sub-advisory agreement with RockView pursuant to which RockView will manage that portion of the Fixed Income Long Short Fund’s assets as delegated to it by the Adviser using a fundamental long short credit sub-strategy.

Fundamental Long Short Credit Sub-Strategy

The fundamental long short credit sub-strategy is focused primarily on investments in long short corporate credit and the identification of “credit migration” opportunities. Credit migration refers generally to the upgrading or worsening in an issuer’s credit ranking and/or credit grade over time. RockView seeks to identify credit migration opportunities on the long side, by identifying small- to mid-size credit issuers that RockView believes are under-valued and which investments may provide price appreciation and yield. On the short side, RockView seeks to identify credit migration opportunities by determining which global industries it believes are deteriorating, and those securities which are investment grade but poised for downgrades, or other fixed income trades that could present potential downside volatility.

The sub-strategy is intended to provide consistent risk-adjusted absolute returns throughout an economic cycle, with low correlation to both equity and fixed income markets, and exploit potentially profitable trades through the identification of credit migration trends or opportunities. On the long side, this is typically expressed through investments in high yield debt, such as senior/secured corporate bonds and “stressed” convertible bonds, and on the short side, as expressed through credit default swaps or other derivatives where the credit is typically investment grade. Specific trading styles within this sub-strategy, stated as approximate percentages within the portfolio managed by the sub-adviser, include (as a % of NAV): fixed income directional longs (40%); fixed income directional shorts (approximately 50%); convertible arbitrage (up to 40%); and capital structure arbitrage (less than 2.5%). However, percentage allocations within the portfolio may vary outside of expected ranges from time to time due to a number of factors, including market conditions, available investment opportunities, level of interest rates, economic data, etc.

RockView’s investment process for long positions begins with analysis of underlying market and industry trends, pricing dislocations, news items, events and regulatory changes, coupled with a bottom up, financial modeling (Porter Competitive Model), further analysis of potential credit issuers, specific research of identified and targeted companies follows with a focus on finding value within specific securities in light of factors such as liquidity, capital structure and optimal point of entry into the security. Potential investments are then analyzed with respect to volatility, position sizing, price targets, profit taking and stop loss consideration – resulting in specific credit long position trades. The sub-strategy’s long portfolio will primarily consist of cash bonds and may include foreign bonds. The sub-adviser may hedge currency risks associated with foreign bonds through entry into currency forward or futures transactions or other currency risk hedging methods.

The sub-strategy's short portfolio will consist of cash bonds and credit default swaps, With respect to the short portfolio, RockView’s focus is to generate returns that are not dependent on market or index returns through the identification of securities poised for credit deterioration, and to capitalize on adverse events in credit markets through directional shorts on a net exposure basis. In the short portfolio, RockView pursues a thematic process through the early identification of macro/micro economic trends within and across multiple economic themes and reporting periods, with the intent of creating a favorable combination of return vs. risk. The identification of promising trends and themes is followed by research on target industries most likely to be negatively impacted or stressed by RockView’s trend outlook, and in turn, the identification of specific companies within those industries that could be most negatively impacted, but with higher perceived credit quality. Securities identified as potential short positions are then analyzed with respect to expected price movement, position sizing, price targets, profit taking and stop loss consideration – the analysis results in specific credit short position trades. RockView believes that the inclusion of a short portfolio, and tactically sizing the amount of Fund assets allocated to short positions dependent upon market conditions, (i) reduces volatility of returns, particularly during periods of market stress, and enhances total returns over time, and (ii) has the potential for generating absolute returns over an investment cycle (approximately 3 calendar quarters) with negative correlation to major fixed income market indices (e.g., the Bank of America/Merrill Lynch High Yield Bond Index).

MAST Capital Management, LLC ("MAST")

The Adviser has entered into a sub-advisory agreement with MAST pursuant to which MAST will manage that portion of the Fund’s assets as delegated to it by the Adviser. MAST will employ a research-intensive, fundamentally driven, middle market, credit strategy.

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Fundamental Middle Market Credit Sub-Strategy

The fundamental long short credit sub-strategy is focused primarily on investments in the capital structures of leveraged, middle market issuers. MAST seeks to achieve attractive, stable, risk-adjusted total returns by applying the key principles of value investing to the capital structures of leveraged issuers. Preservation of capital is central to the investment thesis. MAST will seek to invest primarily in high-yield bonds and loans of issuers which, in MAST’s view, display three key characteristics: (1) capacity to generate cash flow; (2) strong market position and management team; and (3) a capital structure that affords the senior debt a high amount of asset coverage.

MAST’s investment process is based on fundamental, private equity style research. The sector-focused analysts conduct a detailed analysis of SEC filings and various credit documents that govern the potential investment. The analysts look to identify changes in business trends that are not understood by the market. Portfolios are constructed from a bottom-up perspective, but MAST has a flexible approach and can tactically shift to cash or hedge the portfolio through credit default swaps or put options on equity indices, when the opportunity set is less appealing or the firm has specific macro concerns. MAST places great emphasis on meeting management teams and thoroughly reviewing public company filings. In general, holdings in the portfolio will be modeled internally, and MAST will assess both upside and downside scenarios regarding future financial performance. As stated, cash flow generation and asset coverage are the hallmarks of MAST’s investment thesis. As such, securities must meet pre-determined hurdles before being positioned. New positions are also reviewed in the context of market technical and macroeconomic factors.

Real Estate Long Short Fund

Investment Strategies and Process

The Adviser has delegated to AACA, as the Fund’s sub-adviser, discretion to invest the Fund's assets based on the sub-adviser’s particular real estate long short philosophies, styles, strategies and views, as described below, subject to the ultimate oversight of the Adviser. In its selection and engagement of AACA as sub-adviser of the Fund, and in its continuing monitoring and evaluation of the Fund’s investment portfolio, the Adviser applies what it believes to be a rigorous methodology for sourcing, evaluation, qualification and selection of effective managers within the real estate long short investment space. This selection and oversight process is coordinated in conjunction with the Adviser’s procedures within asset allocation and portfolio construction, which includes, performing extensive ongoing monitoring to assess performance, identifying potential style drift, and evaluating core components of risk management.

A critical component of the Adviser’s role, in close coordination with the sub-adviser’s implementation of the investment strategies described below, is that of tracking and monitoring portfolio investments to ensure that returns captured by the Fund relate to manager skill beyond available market beta. The Adviser's research staff and Portfolio Manager closely monitor the investment results from a risk management perspective and review underlying daily portfolio holdings and their associated statistical risks. On an ongoing basis, the Adviser performs quantitative analyses of performance against predefined parameters, looking for any unexplained differences, including any material sub-adviser portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information. The Adviser also monitors volatility relative to historical performance and benchmarks and trading frequency.

In managing the Fund’s real estate long short investments portfolio, AACA’s goal as the Fund’s sub-adviser is generation of above-average, risk-adjusted total returns by identifying opportunities of real estate securities trading at less than intrinsic values. In sourcing investment candidates, both long and short, the sub-adviser screens companies and their securities with reference to six key factors: (i) value and characteristics of underlying real estate ownership; (ii) reliability and performance of management teams; (iii) valuation of securities issued by the companies; (iv) financial analysis; (v) transparency of reporting; and (vi) liquidity.

Once potential investment candidates are identified, the sub-adviser pursues a process of fundamental analysis to determine appropriate valuations and selection criteria of securities applying the factors described above, including review of publicly available information including SEC filings, press releases, and conference call records. If determined appropriate, the sub-adviser will also (i) conduct interviews with management, (ii) conduct field research and on-site diligence, and (iii) contact Wall Street securities analysts and other industry experts for their views of the company and any “institutional” bias that may exist. The sub-adviser screens and re-screens securities on a constant basis looking for relative under and over valuation as compared primarily to underlying or intrinsic net asset value, and remains flexible to adjust as economic environments and specific conditions of a company’s buying, selling, building or managing of real estate assets and locations may change.

Selection of portfolio investments will reflect an emphasis on the pursuit of total return, which is a combination of dividends and interest, capital appreciation and options premiums, with dividends and interest given relative priority over potential appreciation. As a result, one of the largest sector components of the portfolio is expected to be the REIT markets, as they must pay out 90% of their taxable income in the form of dividends in order to satisfy REIT qualification requirements. In addition, derivatives, primarily options, will be used to hedge open positions and create additional exposure or income.

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It is anticipated that the Fund’s investment portfolio will include at various times approximately 25 to 50 different types of real estate company securities, held both long and short, in addition to index related investment vehicles comprised of multiple underlying securities, such as ETFs, although the Fund may at times be less than fully invested, depending on then-existing market conditions. The Fund generally expects to be long biased and net long, particularly in light of the sub-adviser’s long-term expectation that recovery in commercial real estate markets will continue to occur. Investments in real estate companies will be diversified across sectors and issuers within limitations under the 1940 Act applicable to “non-diversified” mutual funds.

At the portfolio and position level, AACA views risk management to be as critical as individual security selection, and intends to control risk by carefully selling securities that it believes are overpriced, since fully priced or over-priced securities are more likely to experience greater price declines in falling markets than undervalued securities. Exposure to sectors and securities, including on a look-through basis to the underlying tenants of the real estate companies whose securities the Fund owns, will be monitored. Specific fundamental characteristics of portfolio company securities holdings, including company business plans, are analyzed to establish baseline levels of company-specific or security-specific risk, with heightened attention to financial leverage, which could lead a company to report excellent results in good economic climates and very poor results in weak economic environments. Risk may also managed through hedging both specific securities and the investment portfolio as a whole in a variety of manners, including shorting stocks, shorting ETFs, and purchasing negatively correlated ETFs, as well as implementing purchase and sale limit orders and out of the money sell orders on a selective basis.

Multi-Strategy Alternative Fund - Information about the Subsidiary and its Investments

The Subsidiary. Although the Fund may make managed futures and global macro strategy investments directly, outside of a subsidiary, it may also execute such strategies by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary, which will invest the majority of its assets in Underlying Pools, swap contracts, structured notes and other investments intended to serve as margin or collateral for swap positions. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code, which requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income"). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly. With respect to income from the Fund’s investment in its Subsidiary, the Fund will rely upon Section 851(b) of the Code and the rules thereunder to assure compliance with the limitations of the federal tax requirements of Subchapter M of the Code. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through the Subsidiary. For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, as the Fund, when viewed on a consolidated basis, and follow the same compliance policies and procedures, as the Fund, to the extent applicable.

Information about Underlying Pools that Trade Commodity Futures. With respect to investments made by the Fund in such Underlying Pools, each Underlying Pool, or share classes of an Underlying Pool, is managed by a manager or trading adviser, pursuant to a proprietary strategy. The Underlying Pools may use a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example if an Underlying Pool manager wants the Underlying Pool to trade a $10,000,000 commodity futures portfolio (the "nominal trading level") the Underlying Pool's margin requirement may be $500,000. The Underlying Pool can either deposit $10,000,000 to "fully fund" the account or can deposit only a portion of the $10,000,000, provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding.

The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Pool. In addition, the leverage may make an Underlying Pool subject to more frequent margin calls. However, additional funds to meet margin calls are available only to the extent of an Underlying Pool's assets and not from the Subsidiary or the Fund. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single investment manager to trade commodity futures on its behalf. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool's futures trading account.

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Information About Swaps on Reference Assets (such as Underlying Pools). In order to achieve the desired managed futures and/or global macro exposures, the Fund may enter into swap agreements in which a counterparty agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, in exchange for the Fund paying the counterparty a floating rate and/or a fixed rate. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund receives any gains generated by the collateral. Swaps are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation procedures. The change in swap value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that the return of the reference asset relative to the floating and/or fixed rate may be below expectations. These and other risks are described more fully below and in the Statement of Additional Information.

Information About Structured Notes on Reference Assets (such as Underlying Pools). In order to achieve the desired managed futures and/or global macro exposures, the Fund may purchase structured notes from an issuer who agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, less a floating rate and/or a fixed rate. Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation procedures. The change in note value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations. These and other risks are described more fully below and in the Statement of Additional Information.

Exemptive Relief Relating to Sub-Advisers

The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with Board of Trustees approval, to enter into, replace, or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders will be notified within 90 days of the engagement of a sub-adviser or additional sub-advisers to manage a portion of the Fund’s portfolio.

While each sub-adviser is subject to the oversight of the Adviser, the Adviser will not attempt to coordinate or manage the day-to-day investments of any sub-adviser. Each sub-adviser has discretion to invest the portion of the Fund’s assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may each invest 100% of their total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, and U.S. Government securities. While the Funds are in defensive positions, the opportunity to achieve their investment objectives will be limited. Furthermore, to the extent that the Funds invest in money market mutual funds for cash positions, there will be some duplication of expenses because a Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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Description of Principal Investment Risks

The following risks may apply to the Funds’ direct investments as well the Funds’ indirect risks through investing in Underlying Pools, or a Subsidiary.

RISKS	EQUITY LONG SHORT	FIXED INCOME LONG SHORT	Real Estate Long Short Fund	MULTI-STRATEGY ALTERNATIVE
Active and Frequent Trading Risk	X			X
Alternative Strategies Risk	X	X	X	X
Changing Fixed Income Market Conditions Risk		X		X
Commodity Risk				X
Convertible Security Risk	X	X	X	X
Credit Default Swap Risk		X		X
Credit Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Developing and Emerging Market Risk	X	X	X	X
Equity Market Risk	X	X	X	X
Exchange-Traded Funds (ETF) Risk	X		X	X
Exchange-Traded Notes (ETN) Risk			X	X
Financial Services Sector Investment Risk	X			X
Fixed Income and Interest Rate Risk		X		X
Foreign Currency Risk	X	X	X	X
Foreign Investment and Foreign Exchange Risk	X	X	X	X
Fund of Funds Risk				X
Government-Sponsored Entities Risk		X		X
Hedging Risks	X	X	X	X
High-Growth Company-Related Risk	X	X	X	X
High- Yield or Junk Bond Risk	X	X	X	X
Impairment of Collateral Risk	X	X	X
Issuer-Concentration Risk			X
Issuer-Specific Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Loan and Loan Participations Risk		X		X
Management Risk	X	X	X	X
Market Risk	X	X	X	X
Maturity and Prepayment Risk		X		X
Mortgage-Backed and Asset-Backed Risk		X		X
Non-Agency MBS Risk		X		X
Non-Diversification Risk			X
Options Risk		X	X	X
Other Investment Companies Risk	X	X	X	X
Portfolio Turnover Risk	X	X
Preferred Stock Risk	X	X	X	X
Quantitative Model Risk:	X			X
Real Estate Sector Concentration Risk			X
REIT Risk			X	X
Reliance on Corporate Management and Financial Reporting Risk	X	X	X	X
Residential Mortgage-Backed Securities Risk		X		X
Restricted Securities Risk		X	X	X
Short Selling and Short Position Risk	X	X	X	X
Small and Medium Capitalization Company Risk	X	X	X	X
Structured Products and Structured Notes Risk				X
Taxation Risk				X
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Trade Execution Risk	X
Underlying Pool Risk		X
Wholly-Owned Subsidiary Risk		X

Active and Frequent Trading Risk: Executing the strategies of a sub-adviser may from time to time require frequent trading by the Fund, resulting in substantial brokerage commissions and other transaction fees and expenses. These expenses must be offset by investment gains in order for the Fund to be profitable. Furthermore, because a sub-adviser may utilize “soft dollars” to pay research and brokerage expenses to the extent that the sub-adviser believes is consistent with the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, the sub-adviser has an incentive to trade the Fund’s assets in higher volumes than the sub-adviser otherwise would. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time.

Alternative Strategies Risk: Alternative investment strategies pursued by the Fund may be subject to risks including, but not limited to, derivatives risk, liquidity risk, credit risk and commodities risk. Certain alternative strategies involve the risk that a counterparty to a transaction will not perform as promised, which would result in losses to the Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such investments.

Changing Fixed Income Market Conditions Risk: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, interest rates across the U.S. financial system may rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Commodity Risk: The Fund's exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Convertible Securities Risk: Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to debt security risk and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Fund. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Credit Default Swap Risk: The Fund may invest in credit default swaps (“CDS”) to transfer credit risk which require the Adviser to forecast, among other things, the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding CDS by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each CDS exposes the Fund to counterparty risk and the adviser or a sub-adviser may determine to concentrate any or all of its CDS in a single

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counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse would be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a CDS. In addition to counterparty risks, CDS are subject to credit risk on the underlying investment. If the Fund were the buyer of a CDS and no event of default occurred, the Fund would lose its entire investment. Similarly, if the Fund were the seller of a CDS and an event of default occurred, it would be required to pay its counterparty the value of the CDS, which may cause the Fund to incur a loss on the CDS transaction.

Credit Risk: There is a risk that issuers will not make payments on securities held by the Fund, resulting in losses to the Fund. In determining the credit quality of fixed income securities, the Fund relies in part upon rating agencies which assign ratings based on their analysis of the issuer’s financial condition, economic and debt characteristics, and specific revenue sources securing the bond. There is a risk that the national credit rating agencies may be wrong in their determination of an issuer’s financial condition, or the risks associated with a particular security. A change in either the issuer’s credit rating or the market’s perception of the issuer’s business prospects will affect the value of its outstanding securities. Ratings are not a recommendation to buy, sell or hold and may be subject to review, revision, suspension or reduction, or may be withdrawn at any time. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Derivatives Risk: The Fund may use derivatives (including swaps, options and futures) to enhance returns or hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events; changes in interest rates; inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

-	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
-	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Certain derivatives, such as futures, can become illiquid due to exchange-imposed price fluctuation limits.
-	Risk of Options and Futures: The primary risks associated with the use of options and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s or sub-
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adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

-	Hedging Risks: Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund's exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.
-	Tax Risk: The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and be subject to future legislature, regulation or administrative pronouncements issued by the Code.

Developing and Emerging Markets Risk: The Fund may invest a portion of its assets in issuers from countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore, security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Securities Risk: The Fund will invest primarily in equity securities, including common stock which is susceptible to general stock market fluctuations, and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The equity markets are speculative and highly issuer-specific. Mismanagement or misconduct by corporate offices can cause the complete loss of an equity investment, and the equity markets may be particularly susceptible to subjective investment factors and market sentiment. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. While both represent proportional share ownership of a company, preferred stocks often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.

Exchange-Traded Funds (ETF) Risk: ETFs are a type of investment company bought and sold on a securities exchange. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The Fund may use ETFs to hedge its portfolio and there is a risk such investments may not perform as intended. The risks of owning an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other expenses which the Fund will indirectly bear. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential. In some cases, an ETF may seek to replicate the performance of a particular index by identifying and holding only a subset of the securities in the index or by holding one or more derivative instruments related to the index. In such cases, an investment in the ETF is subject to the risk that the replication strategy used by the ETF will fail to accurately track the performance of the index. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.

Exchange-Traded Notes (ETN) Risk: ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the

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referenced commodity or security. The Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount, less any applicable charges. ETNs also are subject to counterparty credit risk and fixed income risk.

Financial Services Sector Investments Risk: The Fund may invest in financial services companies. The financial services industry is vulnerable to a number of factors, including: extensive government regulation, rapid business changes, general economic conditions, significant competition, and value fluctuations. For example, many financial services companies suffered substantial losses as a result of the events of 2007–2009 due to heavy losses in proprietary trading. The ongoing volatility in the credit and other market sectors since 2009 continues to pose significant financial challenges and risks to financial services companies. Extensive and changing governmental regulation of financial services companies can, among other things, both increase costs and make it difficult to pass the increased costs on to consumers. Far-reaching revisions to the regulation of the financial services industry have recently been adopted in the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) which could further affect the profitability of companies in that sector. On the other hand, in certain cases, deregulation of financial services companies has resulted in increased competition and reduced profitability. Investing in the financial services sector may expose the Fund to systemic risk in the financial system. Moreover, the prices of stocks and bonds issued by many financial services companies have historically been more closely correlated with changes in interest rates than the prices of other stocks.

Fixed Income and Interest Rate Risk: When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

Foreign Investment and Foreign Exchange Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Derivatives trades may take place on foreign markets or on a foreign exchange. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is a credit risk, including risk of bankruptcy or other failure or refusal to perform by the counterparty.

o	Special Risks of Developing and Emerging Markets: The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries and those countries are more likely to experience instability resulting from rapid changes or developments in social, political and economic conditions. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

o   Currency Risks: The Fund’s investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

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Fund of Funds Risk: The Fund is subject to fund of funds risk, which means that the ability of the Fund to meet its investment objective is directly related to the ability of Other Investment Companies directly or indirectly accessed by the Fund, and their respective investment managers, to meet their investment objectives. Certain investment managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success. There can be no assurance that any underlying investment vehicle will achieve its investment objectives.

Government-Sponsored Entities Risk: The Fund may invest in MBS or other fixed income securities issued or guaranteed by government-sponsored entities, including Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). However, these securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

High-Growth Company-Related Risks: The Fund may invest in high-growth companies, which may allocate, or may have allocated, greater than usual amounts to research and product development. The securities of these companies may experience above-average price movements associated with the perceived prospects of success of their research and development programs. In addition, companies in which the Fund invests could be adversely affected by the lack of commercial acceptance of a new product or products or by technological change and obsolescence. Many of these companies may participate in undeveloped or limited markets, have limited products, rely on proprietary technology that may be difficult to protect from competitors, have no proven profit-making history, operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses.

High Yield or Junk Bond Risk: Lower-quality convertible debt securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default and are considered speculative. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund's share price.

Impairment of Collateral Risk: The value of collateral that may secure various forms of loans, swaps or other derivatives contracts may result in such transactions being viewed as safer as compared to those that may be unsecured. However, if the collateral posted is non-cash collateral, then what is known as collateral risk may be present. The value of non-cash collateral securing an investment may fluctuate and diverge from the value of the investment. This can happen for a variety of reasons, including credit quality, liquidity, price volatility, and exchange rate fluctuations. If the value of collateral declines, it may become insufficient to meet an investment counterparty’s obligations to the Fund and/or make it more difficult for the Fund to liquidate collateral. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. For example, technology companies are often characterized by above-average growth rates combined with rapid technological change and intense competition, causing their valuation to be difficult to predict and their stocks significantly more volatile than the overall equities markets.

Leverage Risk: Using borrowing or derivatives to increase the Fund's combined long and short position exposure creates leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage also may cause the Fund to have higher expenses than those of mutual funds that do not use leverage. The Fund's entry into swap contracts will involve indirect leverage because swap contract payments are based upon notional value rather than the amount invested.

Liquidity Risk: The Fund is subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell; possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy obligations. A portion of the Fund's assets will be invested in securities of investment vehicles that are not being traded on public or electronic exchanges. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Loans and Loan Participations Risk: Loans and loan participations, including floating rate loans, are subject to credit risk, including the risk of nonpayment of principal or interest. Also, substantial increases in interest rates may cause an increase in loan defaults. Although fully collateralized at the time of acquisition, collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to an investment. In addition, in the event an issuer becomes insolvent, a loan could be subject to settlement risks or administrative disruptions that could adversely affect the Fund’s investment. It may also be difficult to obtain reliable information about a loan or loan participation. Many loans are relatively illiquid or are subject to restrictions on resale and may be difficult to value, which could have an adverse impact on the Fund’s ability to dispose of particular loans or loan participations when necessary to meet redemption requests or liquidity needs, or to respond to a specific economic event, such as deterioration in the creditworthiness of the borrower. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates).

Management Risk: The Adviser's and sub-advisers' judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests or allocations among sub-advisers, strategies, or investments may prove to be incorrect and may not produce the desired results. Additionally, the Adviser's judgments about the potential performance of the sub-advisers may also prove incorrect and may not produce the desired results. There can be no assurance that either the sub-advisers selected by the adviser or the securities selected by the sub-advisers will produce positive returns. While the investment strategies employed by the sub-advisers are intended to be complementary, they may not in fact by complementary. The interplay of the various strategies employed by the sub-advisers may result in the Fund holding a significant amount of certain types of securities. The degree of correlation among the investment strategies of the sub-advisers and the market as a whole will vary as a result of market conditions and other factors, and certain sub-advisers could have a greater degree of correlation with each other and with the market than other sub-advisers.

o	Fundamental Analysis Risk: Fundamental analysis — which is based on the theory that market mispricings exist because market prices do not incorporate all knowable economic and other relevant data is subject to the risk of inaccurate or incomplete market information, as well as the difficulty of predicting future prices based upon analysis of all known information. Investments made on the basis of fundamental analysis are subject to significant losses when market sentiment leads to investments’ market prices being materially discounted from the expected prices indicated by fundamental analysis (as in the case of “flights to quality” when the demand for valuing certain risky investments plummets) or when technical factors, such as price momentum encouraged by trend following, dominate the market. Fundamental analysis is inherently subject to the risk of not having identified all the relevant economic factors. This risk may be exacerbated by the difficulty of even being aware of all relevant idiosyncratic factors (there may, for example, be dissension among management, illness of one or more key persons, or inaccurate accounting procedures, none of which is within the scope of the universe of data). Also, the macro-economic factors considered by a sub-adviser are difficult to evaluate or implement even by those traders who base their strategies on doing so. Fundamental analysis is also inherently subject to the unpredictable duration of periods during which market prices and “true value” as determined by such analysis will change. A sub-adviser may be entirely correct in its analysis of the idiosyncratic factors affecting the price of a stock, but the market may not reflect “true value” during the period that the sub-adviser determines a position in such stock can be held. Although a sub-adviser’s conviction in a particular position factors into the sub-adviser’s analysis of a likely “event path” through which value will be realized, there can be no assurance that the sub-adviser will correctly identify such “exit strategy” or “event path.”
o	Limited Use of Technical Analysis Risk: A sub-adviser may use technical analysis (i.e., the analysis of historical and current market data into its investment decisions) only sparingly and as a means of selecting issuers for detailed fundamental analysis. Technical analysis posits that at any point in time the market price movements and patterns represent the collective judgments of likely millions of market participants and are the best source for predicting short- to mid-term price movements. This may be in direct contrast to a sub-adviser’s approach which posits that its analysis of the idiosyncratic factors affecting individual issuers will be able to identify material mispricings in the prevailing market prices. Periods during which technical factors dominate market pricing recur frequently. During such periods, the sub-adviser’s strategy may incur material losses despite having itself been successfully implemented.
o	Resource-Intensive Strategy Risk: A sub-adviser’s focus on detailed fundamental analysis is resource-intensive. In seeking to identify investment opportunities for the Fund, a sub-adviser may be competing with other managers with resources many times greater than those of the sub-adviser.

Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and derivatives in which the Fund invests. The Fund invests in securities and derivatives, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

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Maturity and Prepayment Risk: The Fund may invest in fixed income securities with a range of maturities. Generally, the longer a security’s maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security. The issuers of debt securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund, and the Fund may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund’s share price more volatile.

Mortgage-Backed and Asset-Backed Risk: Mortgage-back securities (“MBS”) and asset-backed securities (“ABS”) are subject to certain risks. The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. MBS are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns to the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Prepayment risk as well as the risk that the structure of certain MBS may make their reaction to interest rates and other factors difficult to predict, making their prices volatile. Generally, rising interest rates tend to be associated with longer MBS maturities because borrower prepayment rates tend to decline when rates rise. As a result, in a period of rising interest rates, MBS exhibit additional volatility, known as extension risk. ABS also are subject to maturity risk, although to a much smaller degree.

Non-Agency MBS Risk: MBS issued or guaranteed by private issuers are also known as "non-agency MBS". Non-agency MBS generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. Government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Fund with respect to such payments. The market for non-agency MBS is smaller and less liquid than the market for U.S. government-issued MBS.

Non-Diversification Risk: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers, and the Multi-Strategy Alternative may also invest in Other Investment Companies and Underlying Pools that are non-diversified. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

Other Investment Companies Risk: Other Investment Companies are subject to their own expenses which will be indirectly paid by the Fund. The cost of investing in the Fund will be higher than the cost of investing directly in the Other Investment Companies and may be higher than funds that invest directly in only stocks and bonds. Other Investment Companies are subject to their own specific risks, depending on the nature of the strategies they pursue.

Quantitative Model Risk: A sub-adviser may use quantitative methods to determine which issuers merit further research as a potential investment. As market dynamics shift over time, a previously highly successful model often becomes outdated or inaccurate. There can be no assurance that the sub-adviser will be successful in obtaining, developing and/or maintaining effective quantitative models or in identifying when such models are no longer effective (at least before substantial losses are incurred).

Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above 100% annually.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

Real Estate Sector Concentration Risk: Under normal circumstances, the Real Estate Fund will concentrate its investments in securities of real estate or real estate related companies. As such, its portfolio will likely be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of real estate companies may be affected by various factors, including, but not limited to the following: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. As a result of the Fund’s concentration in securities of real estate companies, investing in the Fund may entail greater risk and experience more volatility than other funds that diversify across multiple sectors.

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Reliance on Corporate Management and Financial Reporting Risk: A sub-adviser necessarily relies on the financial information made available by the issuers of the equities in which it invests. The sub-adviser has no ability to independently verify the financial information disseminated by the issuers in which it invests and is dependent upon the integrity of both the management of these issuers and the financial reporting process in general. Past and recurring events have demonstrated that investors such as the Fund can incur material losses as a result of corporate mismanagement, fraud and accounting irregularities.

Residential Mortgage-Backed Securities Risk: RMBS are subject to the risks generally associated with MBS. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government-issued RMBS. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. The risks associated with RMBS are greater for those in the Alt-A first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS.

Restricted Securities Risk: Rule 144A securities, which are restricted securities, may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell a security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Short Selling and Short Position Risk: A short sale is effected by selling a security that the Fund does not own, or selling a security which the Fund owns but that it does not deliver upon consummation of the sale. In order to initiate a “short” sale, a seller must “locate” a source from which the seller can borrow the securities to be sold short and, in order to make delivery to the buyer of a security sold short, the seller must borrow the security. In so doing, the seller incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender. The Fund's long positions could decline in value at the same time that the value of short positions increase, thereby increasing the Fund's overall potential for loss. If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. In contrast to the Fund's long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions is theoretically higher. However, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. “Short squeezes” are recurrent market events in which certain traders drive up the price and attempt to acquire a substantial percentage of the trading market in a stock, forcing the short sellers to incur major losses in closing out their short positions. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at the same that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. When the Fund sells a security, the Fund must also pay to the lender of the security any dividends or interest payable on the security during the borrowing period and may have to pay a premium for the right to borrow the security. This obligation must, unless the Fund then owns or has the right to obtain, without payment, securities identical to those sold short — which the Fund will generally not do — be collateralized by a deposit of cash or marketable securities with the lender. From time to time, various regulatory authorities have imposed “short-selling bans” in selected securities (often, however, a wide population of securities), making it difficult if not impossible to continue to implement certain long-short (as well as other) equity strategies.

Small and Medium Capitalization Company Risk: The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.

Structured Products and Structured Notes Risk: Structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (1) the risk that the issuer may default; (2) risk of mispricing or improper valuation; and (3) the risk that changes in the value of the note may not correlate perfectly with the underlying assets, rate or index. Structured note prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:

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o	Leverage and Volatility Risk: Structured notes ordinarily have leverage inherent in their terms. Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss.
o	Liquidity Risk: Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.
o	Tracking Risk: Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track. Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the Adviser's expectations. Consequently, structured note returns may not be highly correlated to the securities, commodities or currencies they are intended to track.

Taxation Risk: By investing indirectly in commodity-linked securities and other instruments through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received from its commodities-related investments will be passed through to the Fund as ordinary income and reflected on shareholder's tax Form 1099s as such.

Trade Execution Risk: The Fund acquires a significant number of both long and short equity positions. The cost of doing so will be materially affected by the speed and efficiency of the Fund’s transactions. Inefficient executions can generate substantial transaction costs over time, possibly materially reducing the profitability of the Fund’s positions.

Underlying Pools Risk: The Fund will invest a portion of its assets in Underlying Pools, which entail a number of risks including:

o	Strategies Risk: Underlying Pools will employ various strategies, including managed futures and global macro, that will trade in one or a combination of: (a) futures, options, forwards or spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices; (b) equity securities; (c) fixed income securities; (d) foreign exchange instruments; and/or (e) financial derivative contracts including swaps or structured notes. These strategies involve substantial risks that differ from traditional mutual funds. Each Underlying Pool is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.
o	Additional Risk: The strategy of investing in Underlying Pools could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain restrictions on the acquisition of Underlying Pools by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal.
o	Cross Liability Risk: Underlying Pools in which the Fund invests may issue multiple share classes without limited recourse protection between and among each share class, rendering it possible that an investor in one share class could be negatively impacted by losses attributable to another share class in which the investor did not participate. Such potential cross-class liability will arise if the liabilities referable to one share class exceed the assets referable to that class, prompting the Underlying Pool, as issuer of the share classes, to satisfy the excess liabilities using assets referable to other share classes. In such Underlying Pools, share class designations do not offer protection for investors in one class of shares against creditors of the Underlying Pool or of any other share classes issued by the Underlying Pool.
o	Leverage and Volatility Risk: Each Underlying Pool normally uses leverage to increase the level of its trading and its exposure to managed futures, global macro and other alternative investment strategies. The use of leverage by the Underlying Pools increases their volatility and will magnify any losses by an Underlying Pool. Because the Fund will invest in leveraged securities, represented by shares of the Underlying Pools, the volatility and risk of loss by the Fund is also magnified.
o	Fees Risk: Your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Pools and may be higher than other funds that invest directly in the types of derivatives held by the Underlying Pools. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses charged by the Underlying Pools, including commodity brokerage commissions and operating expenses. Each Underlying Pool will pay management and performance based fees to the investment managers it retains to pursue managed futures, global macro or other alternative investment strategies. For certain Underlying Pools that primarily trade futures contracts, management fees may be based on the leveraged account size and not the actual cash invested in the Underlying Pool. Performance fees, if charged to an Underlying Pool, are anticipated to typically range from 20% to 30% of each Underlying Pool's returns and are computed for each Underlying Pool without regard to the performance any other Underlying Pools accessed by the Fund. Accordingly, the Fund’s costs may indirectly include an Underlying Pool’s payment of a performance fee to an investment manager with positive investment performance for the Underlying Pool, even if the Fund's overall returns for the same period are negative.
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Wholly-Owned Subsidiary Risk: The Multi-Strategy Alternative Fund Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund will wholly own and control the Subsidiary. The investments of the Fund and Subsidiary will both be managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, the Adviser, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Portfolio Holdings Disclosure

A description of the Funds' policies regarding the release of portfolio holdings information is available in the Funds' Statement of Additional Information. A Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com, including as applicable, information about the Fund’s portfolio holdings, investments in Other Investment Companies, securities issued by Underlying Pools, swaps and structured notes, as well as the alternative investment managers accessed through such investments, to the extent applicable. If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-772-5838. The Adviser may also make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, a Fund’s portfolio characteristics data; currency and sector exposures; a Fund’s asset class and instrument exposures; and a Fund’s performance attribution, by posting such information on the website www.altegrismutualfunds.com or upon reasonable request made to the Fund or the Adviser.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate their NAV; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

Investment Adviser

Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400, La Jolla, CA 92037, serves as investment Adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio including through the sub-advisers. The Adviser is responsible for selecting the Fund's sub-advisers and assuring that investments are made according to the Fund's investment objectives, policies and restrictions. The Adviser was established in 2010 for the purpose of advising mutual funds. As of December 31, 2015, the Adviser had approximately $2.18 billion in assets under management. However, management of the Adviser and its affiliates, and the Funds' Portfolio Managers, have substantial experience in both the selection and evaluation of alternative investment managers, portfolios and strategies, and the structuring, management and distribution of alternative investment products. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

The Adviser is wholly-owned and controlled by (1) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (2) certain senior management of Altegris and certain of its affiliates. Established in 2005, Aquiline focuses its investments exclusively in the financial services industry. Established in 1988, Genstar focuses its investment efforts across a variety of industries and sectors, including financial services.

Equity Long Short Fund: Pursuant to an advisory agreement between the Trust and the Adviser, with respect to the Fund, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.75% of the Fund's average daily net assets, but in 2015 received an annual advisory fee equal to 1.62% of the Fund’s average daily net assets. During the twelve month period ended December 31, 2015, the Adviser earned $1,940,116 in advisory fees, of which $137,893 were waived.

Fixed Income Long Short Fund: Pursuant to an advisory agreement between the Trust and the Adviser, with respect to the Fund, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.75% of the Fund's average daily net assets, but in 2015 received an annual advisory fee equal to 1.69% of the Fund’s average daily net assets. During the fiscal year period ended December 31, 2015, the Adviser earned $3,742,416 in advisory fees, of which $129,615 were waived.

Real Estate Long Short Fund: Pursuant to an advisory agreement between the Trust and the Adviser, with respect to the Fund, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.30% of the Fund's average daily net assets, but in 2015 received an annual advisory fee equal to 1.19% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2015, the Adviser earned $1,389,232 in advisory fees, of which $119,892 were waived.

Multi-Strategy Fund: The Multi-Strategy Alternative Fund will access certain strategies through the purchase of interests in Other Investment Companies that are advised by the Adviser or an affiliate of the Adviser, and the portion of Fund assets so allocated will not be subject to a management fee, as the Adviser (or its affiliate) will be directly compensated by such Other Investment Companies. The fees and expenses of Other Investment Companies, advised by the Adviser or affiliate, are included in the fees and expenses of the Fund table above as “Acquired Fund Fees and Expenses”. For the portion of Fund assets allocated to the Directly Traded Portfolio or invested in Other Investment Companies not advised by the Adviser or its affiliate, the Fund will pay the Adviser an annual management fee equal to 1.50% of the Fund’s average daily net assets so allocated. However, per the terms of the advisory agreement between the Trust and the Adviser, with respect to the Fund, in no case will the Fund directly pay the Adviser a management fee that exceeds an amount equal to 1.00% (on an annualized basis) of the Fund’s total average daily net assets. Pursuant to an advisory agreement between with respect to the Fund, the Adviser is entitled to receive, on a monthly basis, an annual management fee equal to a percentage of the Fund's average daily net assets as described above, and in accordance with a fee schedule which includes breakpoints as set forth below. For the fiscal year ended December 31, 2015, the Adviser received an annual advisory fee of $17,599, of which none was waived (equal to 0.04% of the Fund’s average daily net assets).

Net Assets	Management Fee
Invested in Other Investment Companies advised by the Adviser or its affiliates	0.00%
Attributable to the Directly Traded portfolio or invested in Other Investment Companies not advised by the Adviser or its affiliates	1.50%
Portion of Total Net Assets	Maximum Management Fee
$1 billion and less	1.00%
Greater than $1 billion and less than or equal to $1.5 billion	0.93%
Greater than $1.5 billion and less than or equal to $2.0 billion	0.86%
Greater than $2.0 billion and less than or equal to $2.5 billion	0.79%
Greater than $2.5 billion and less than or equal to $3.0 billion	0.72%
Greater than $3 billion	0.65%
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The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund as described in the Fund Summary, until at least December 31, 2017, to ensure that total Annual Fund operating expenses after fee waiver and/or expense reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) expenses incurred in connection with any merger or reorganization; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed certain levels. Waived fees and absorbed expenses are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may only be terminated only by the Board of Trustees, on 60 days written notice to the Adviser.

Fee waiver and reimbursement arrangements can decrease the Fund's expenses and boost its performance. A discussion regarding the basis for the Board’s approval of the advisory and sub-advisory agreements are available in the annual shareholder report for the period ended December 31, 2015.

Investment Adviser Portfolio Managers

Eric Bundonis, CFA

Director of Research and Sourcing

Portfolio Manager Equity Long Short Fund and Fixed Income Long Short Fund

Mr. Bundonis has served as Director of Research and Sourcing since November 2014 and served as Vice President until July, 2015. From February 2012 to November 2014, Mr. Bundonis was Co-Director of Research and Investments of the Adviser. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Bundonis brings over 10 years of alternative investment experience. From July 2009 to January 2012, Mr. Bundonis served as Vice President, Senior Research Analyst for an affiliate of the Adviser. Prior to joining the Adviser in 2009, Mr. Bundonis was an Associate at OneCapital Management Partners in New York. As a member of OneCapital's investment committee, Mr. Bundonis was responsible for identifying, selecting, and monitoring investments for multi-manager funds of hedge funds serving institutional and high net worth investors. Mr. Bundonis graduated from Middlebury College with a BA in History and attended the Post-Baccalaureate Program in Business at Columbia University. He is also a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Edgardo Goldaracena, CFA®

Portfolio Manager and Senior Research Analyst

Portfolio Manager Equity Long Short Fund and Multi-Strategy Alternative Fund

Edgardo Goldaracena serves as a Portfolio Manager at the Adviser since March 2016. Mr. Goldaracena is also a Portfolio Manager of the Altegris Multi-Strategy Alternative Fund since March 2016. He also serves as a Senior Research Analyst at the Adviser since July 2012. His responsibilities include portfolio management, manager sourcing, research and due diligence across a wide variety of alternative strategies. From March 2008 to June 2012, Mr. Goldaracena was a Research Analyst at Albourne Partners where he conducted due diligence on hedge funds across various investment strategies and made investment recommendations for client portfolios. Mr. Goldaracena was also responsible for monitoring new hedge fund launches and emerging managers in order to identify compelling investment opportunities. Previously, Mr. Goldaracena was a Junior Analyst at Pictet Alternative Investments based in Geneva. Mr. Goldaracena holds a BSBA in international business and economics from the University of Richmond and is a CFA® Charterholder.

Antolin Garza

Portfolio Manager and Senior Research Analyst

Portfolio Manager Fixed Income Long Short Fund and Multi-Strategy Alternative Fund

Antolin Garza serves as a Portfolio Manager and Senior Research Analyst at Altegris Advisors. Mr. Garza has served as a Senior Research Analyst since December 2014. His responsibilities include portfolio management, manager sourcing, research, and due diligence across a wide variety of alternative strategies. Mr. Garza brings over seven years of alternative investment experience. Since joining the Adviser in December 2012, Mr. Garza served as Associate Vice President, Research Analyst through November 2014. Prior to joining the Adviser, Mr. Garza served as Research Analyst, Hedge Funds at New England Pension Consultants (NEPC) from December 2010 to November 2012. As a member of the NEPC hedge fund research team, Mr. Garza was responsible for performing due diligence on credit oriented and fund of hedge fund managers, writing commentary on manager strategies, and preparing investment analysis and recommendations for the Firm's Investment Committee. In addition to research responsibilities, Mr. Garza assisted in constructing hedge fund portfolios for implementation by institutional clients. At NEPC, where beginning in September 2008, Mr. Garza served in various capacities, including Hedge Fund Portfolio Analyst and Portfolio Analyst. Previously, Mr. Garza was employed by State Street Corporation as a Bank Loan Specialist in the Senior Loan Services Group. Mr. Garza received a BBA in Finance from the University of Texas, San Antonio.

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Lara Magnusen, CAIA

Portfolio Manager and Portfolio Strategist

Portfolio Manager Multi-Strategy Alternative Fund

Lara Magnusen has served as a Portfolio Manager and Portfolio Strategist of the Adviser since November 2014, and is a member of the Investment Committee. Ms. Magnusen has held several positions with the Adviser including, Director, Investment Products from January 2012 to November 2014 and Director, Research and Investments from July 2010 to January 2012. Ms. Magnusen served as Vice President, Research and Investments for an affiliate of the Adviser from November 2008 to June 2010. Ms. Magnusen has worked at the Adviser or an affiliate since October 2005, previously serving as Senior Research Associate from October 2005 to May 2008. She served as Director of Manager Research for Cabezon Capital LLC from May 2008 to November 2008, responsible for due diligence and development of emerging hedge fund managers.

Before joining the Adviser, Ms. Magnusen, served in investor relations and associate portfolio managers roles at Helix Investment Partners from July 2003 to May 2005, a fixed income oriented hedge fund, in a temporary associate position with MAG Capital, a venture capital and private equity firm, from May 2005 to September 2005, and as a Financial Analyst at Goldman Sachs from September 2000 to May 2003. Ms. Magnusen is also a board member for the Unusual Suspects Theatre Company, a non-profit that mentors and empowers youth in underserved and at-risk environments.

Ms. Magnusen received a BA in Economics with a minor in Business Administration from the University of California, Berkeley, an MBA from the Rady School of Management at the University of California, San Diego, and holds the designation of Chartered Alternative Investment Analyst (CAIA).

Multi Strategy Alternative Fund -Investment Subsidiary

The Multi Strategy Alternative Fund may invest up to 25% of its total assets in its Subsidiary. The Subsidiary will invest the majority of its assets in Underlying Pools, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors. If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the Adviser is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. However the Adviser is currently waiving any advisory fees from the Subsidiary. The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee, if any, paid to the Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless it first obtains the prior approval of the Fund's Board of Trustees for such termination. The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments. These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI"). The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary are be consolidated in the Fund's financial statements which are included in the Fund's annual and semi-annual reports. The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

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Sub-Advisers and Sub-Adviser Portfolio Managers

Equity Long Short Fund: Harvest Capital Strategies LLC, 600 Montgomery Street, 17th Floor, San Francisco, CA 94111, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Harvest is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Harvest, as a sub-adviser, Harvest is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the adviser, not the Fund. Harvest is an SEC-registered investment advisory firm specializing in long short equity strategies. The firm focuses on capital preservation and risk-adjusted returns. Harvest has served institutional investors since 1999. As of March 31, 2016, Harvest and its affiliates had $2.3 billion in assets under management.

Mr. Kelly D. Wiesbrock
Managing Director

Mr. Wiesbrock joined the sub-adviser in 2005. He is a Managing Director of the sub-adviser and is the portfolio manager for Harvest Agriculture Select, L.P., a fund which has investment objectives and strategies substantially similar to those of the agriculture/consumer sub-strategy managed for the Fund by the sub-adviser, and for which Mr. Wiesbrock will serve as portfolio manager. Mr. Wiesbrock has 18 years of experience in the consumer industry in varied capacities, such as investment management, distressed financial consulting and operations. From 2000 to 2005, he was responsible for the long short consumer and business services investments at Ascend Capital. Prior to his investment career at Ascend Capital, he was a divisional CFO for Purina Mills, a consultant focused on distressed consumer companies for Deloitte Consulting and an operations engineer for Frito-Lay. Mr. Wiesbrock received an MBA from Harvard University and a BS degree in mechanical engineering from the University of Illinois.

Equity Long Short Fund: Visium Asset Management, LP, 888 Seventh Avenue, 22nd Floor, New York, NY 10019, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Visium is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Visium, as a sub-adviser, Visium is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Visium is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Visium has served institutional investors since 2005. As of April 1, 2016, it had approximately $7 billion in assets under management.

Mr. Robert Kim
Portfolio Manager, Global Director of Research

Mr. Kim joined the sub-adviser in May 2010, and is the Global Director of Research and the Portfolio Manager for the long short equity strategies pursued by the sub-adviser on behalf of the Fund. He has over 22 years of experience working at multi-billion-dollar hedge fund management firms. Prior to joining Visium, Mr. Kim was a portfolio manager for Millennium Partners, and before that, from 2006 to 2009, he ran a diversified equity portfolio and served as director of a fundamental equity long short team at Royal Bank of Canada. From 2004 to late 2005 he was the co-founder and CIO of Cydonia Capital Management, a hedge fund seeded by SAC Capital. From 1998 to 2004, Mr. Kim was a senior portfolio manager at GLG Partners, Soros Fund Management, and SAC Capital. Prior to that, from 1994 to 1998, he was a senior equity analyst covering consumer and healthcare sectors at Moore Capital Management as part of a team brought over from Ethos Capital. Mr. Kim began his career at Morgan Stanley in fixed income. He graduated from The Georgia Institute of Technology in 1992 with a BS in Chemistry.

Equity Long Short Fund: Chilton Investment Company, LLC, 1290 East Main Street, 1st Floor, Stamford, CT 06902, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Chilton is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the adviser and Chilton, as a sub-adviser, Chilton is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Chilton is an SEC-registered investment advisory firm specializing in long short equities strategy investing. Chilton has served institutional investors since 1992. As of April 1, 2016, it had approximately $2.4 billion in assets under management.

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Mr. Richard L. Chilton, Jr.
Chief Executive Officer and Chief Investment Officer

Mr. Chilton is the Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC. He also serves as Chairman and Chief Investment Officer at Chilton Trust Company, LLC and Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Services, LLC. Mr. Chilton founded Chilton in 1992. The firm is now a multi-strategy platform including not only Diversified, Concentrated, and Small and Mid-Cap Strategies, which are managed by Mr. Chilton, but also European Equities. Prior to founding the firm, Mr. Chilton was employed at Alliance Capital and previously worked at Merrill Lynch and Allen & Company. He received a B.S. in Finance and Economics from Alfred University.

Equity Long Short Fund: Convector Capital Management, LP, 645 Madison Avenue, New York, NY 10022, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the adviser, Convector is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and Convector, as a sub-adviser, Convector is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets and is paid by the adviser, not the Fund. Convector is an SEC-registered investment advisory firm specializing in global equity long short strategy investing. Convector has served institutional investors since 2011. As of March 31, 2016, it had $20.3 million in assets under management.

Mr. Emmanuel Ferreira
Chief Investment Officer

Mr. Ferreira is the Founder and Chief Investment Officer of Convector Capital Management, LP. Mr. Ferreira oversees and directs all firm activity including day to day management of Convector’s investment portfolio. Prior to founding Convector, Mr. Ferreira was a portfolio manager at OppenheimerFunds, Inc. from January 2003 to November 2011. From July 1999 to December 2002, Mr. Ferreira was Managing Director and Portfolio Manager at Lashire Investments Ltd. Prior to his tenure at Lashire, Mr. Ferreira was a Vice President and Senior Analyst at Mark Asset Management Corp., where he focused on the energy and consumer sectors. Before starting his career in asset management, Mr. Ferreira worked in the Financial Advisory Services group of Coopers & Lybrand LLP, where he specialized in international mergers, acquisitions, privatization and restructuring.

Fixed Income Long Short Fund: RockView Management, LLC, 4 Stamford Plaza, 107 Elm Street, 10th Floor, Stamford, CT 06902, serves as a sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, RockView is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and RockView, RockView is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the Adviser, not the Fund. RockView is an SEC-registered investment advisory firm specializing in long short fixed income strategies. Since 2004, the firm has pursued fundamental long short, directional strategies, focusing on credit migration opportunities, on behalf of its institutional and hedge fund clientele. As of March 31, 2016, it had $66.6 million in assets under management.

Kevin Schweitzer

Chief Investment Officer

Mr. Schweitzer has over 20 years of experience in distressed debt and special situation credits, focusing on both long and short investing. In August 2004 he launched RockView as a fundamental long short credit strategy. Mr. Schweitzer began his career in 1989 at Arthur Andersen LLP, where he served as a financial advisor for troubled companies or their creditors for over 2 years. In 1992 he joined Hellmold Associates, Inc. in a similar capacity and focused on early identification of companies that might experience financial difficulty. In the latter half of his tenure at Hellmold, Mr. Schweitzer, preferring investment to advisory/consulting services, spent much of his time focused on the analysis and investment of their $80 million internal hedge fund. In 1995 Mr. Schweitzer joined Paloma Partners as a portfolio manager running an opportunistic high yield and distressed fund. His assets under management grew to $250 million over a 4 year period. At Paloma, Mr. Schweitzer also assisted with analysis and hedging of their merger arbitrage portfolio as well as their convertible arbitrage book. After the global financial crisis in late 1998, Paloma downsized significantly. In early 1999, Mr. Schweitzer joined CoMac Partners as a senior analyst for a $400 million distressed fund. While at CoMac he also started and managed their merger arbitrage portfolio. In April 2001, Mr. Schweitzer joined Stanfield Capital as a senior analyst and helped launch a long short credit hedge fund which grew to over $400 million in capital commitments within nine months. In March 2003, Mr. Schweitzer joined Jemmco Partners as a portfolio manager responsible for investing a $250 million multi-strategy, market neutral event driven portfolio. In mid-2004 Mr. Schweitzer wound-down his portfolio and launched RockView Capital the following month on a stand-alone basis. Mr. Schweitzer holds a Bachelor of Arts in Finance and Accounting from Lehigh University where he graduated in 1989.

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Fixed Income Long Short Fund: MAST Capital Management, LLC, 200 Clarendon St. 51st Floor, Boston, MA 02116, serves as sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, MAST is responsible for management of a portion of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and MAST, MAST is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets that is paid by the Adviser, not the Fund. MAST is an SEC-registered investment advisory firm specializing in investments in the capital structures of leveraged, middle market issuers. MAST was formed in May 2002, and manages approximately $966 million in assets for its institutional and hedge fund clientele as of March 31, 2016.

David Steinberg

Chief Investment Officer and Founding Partner

As the CIO and Chair of the Investment Committee, Mr. Steinberg oversees portfolio construction for the firm’s funds. Prior to establishing MAST, Mr. Steinberg was a Director in Barclays Capital’s global high yield trading team from March 2000 to May 2002. The final year of Mr. Steinberg’s tenure with the firm was spent in London where he played an integral role in the development of Barclays’ trading platform. From January 1998 through February 2000, Mr. Steinberg was a Vice President working on the BankBoston Robertson Stephens high yield trading desk. In addition to co-managing a $600mm trading book, Mr. Steinberg was co-manager of a $200mm high yield investment portfolio that was run by the desk. Prior to BankBoston, Mr. Steinberg worked at First Union Capital Markets as a special situations desk analyst from September 1995 to December 1997. Mr. Steinberg began his career and formal credit training at Citicorp in January 1995. Mr. Steinberg earned his BA in Political Science from SUNY Binghamton in 1995.

Peter Reed

Portfolio Manager and Partner

Mr. Reed works closely with Messrs. Steinberg to construct the firm’s portfolios by making investment recommendations and position sizing decisions. He also focuses on the Construction Materials, Media, Satellite, and Telecommunications sectors. Prior to joining MAST in August 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle market companies from May 2002 to July 2004. Mr. Reed is currently a Director of International Wire Group Holdings Inc. and Unwired Planet, Inc., the Chairman of the Board of Neebo Inc., and is a Trustee of the Nativity Preparatory School in Boston. Mr. Reed earned his BS in Finance from Miami University in 2002.

Real Estate Long Short Fund: American Assets Capital Advisers, LLC, (“AACA”), 11455 El Camino Real, Suite 140, San Diego, CA 92130, serves as the sub-adviser to the Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, AACA is responsible for management of the Fund's real estate company securities portfolio investments according to the Fund's investment objectives, policies and restrictions. Pursuant to a sub-advisory agreement between the Adviser and AACA, as a sub-adviser, AACA is entitled to receive an annual sub-advisory fee based on the Fund's average daily net assets that is paid by the Adviser, not the Fund. AACA is an SEC-registered investment advisory firm offering multiple strategies, including real estate long short investment strategies. The firm focuses on providing total returns through long term capital appreciation and current income. Effective September 2, 2014, as a result of an internal corporate restructuring of American Assets Investment Management, LLC (“AAIM”, the previously appointed sub-adviser to the Fund), AAIM’s real estate related advisory accounts were transferred to AACA, a new entity registered with the SEC, in which AAIM is a 50% owner. AAIM served as the general partner and investment manager of the Predecessor Fund, and has served institutional investors since 2002. As of March 31, 2016, AACA had approximately $117.2 million in assets under management.

Mr. Burland B. East III, CFA

Chief Executive Officer

Mr. East has served as the Chief Executive Officer and a portfolio manager of the sub-adviser since October 2010. From October 2001 to July 2010, he was a Managing Principal of Silver Portal Capital, LLC, a FINRA regulated investment bank specializing in institutional real estate. From August 1992 to February 2001, he served as a Managing Director, Senior Equity Analyst and Group Co-Head at Wachovia Securities (and its predecessor companies, First Union Securities, EVEREN Securities, Inc., Research Division and Kemper Securities Inc.), with primary responsibility for equity research coverage of all forms of publicly traded real estate companies and related investment banking. Mr. East served as Independent Director at Excel Trust, Inc. (NYSE: EXL) from April 2010 to 2015. Mr. East is a NAREIT member and was a Board Associate in 1998/1999. Mr. East served on the Leadership Council of the Lusk Center for Real Estate at the University of Southern California from 2003 to 2014. In 1996, 1997 and 1998, he was recognized among outstanding sell-side analysts by Dow Jones Publishing/Realty Stock Review. He holds a Chartered Financial Analyst designation. Mr. East received a Bachelor’s of Arts in Business and Master’s Degree in Business Administration from Loyola College in Maryland.

The Fund's “Statement of Additional Information” provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

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Real Estate Long Short Fund: Supplemental Prior Performance Information

The following performance chart shows the cumulative returns for the S&P 500 TR Index, the DJUSRET and the Predecessor Fund from the inception of the Predecessor Fund through December 31, 2013. In this chart, the performance of the Predecessor Fund is presented on a pro forma basis reflecting its performance net of the initial estimated fees and expenses of Class I Shares of the Fund (2.07%) – rather than presented net of the Predecessor Fund’s applicable management fees, performance fees and other actual expenses of the Predecessor Fund during this time period. Investors should be aware that from its inception on February 1, 2011 through the date of this Prospectus, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the 1940 Act and of the Code, which if they had been applicable, might have adversely affected its performance. The method used to calculate the Predecessor Fund’s performance differs from the SEC’s standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. In addition, the Predecessor Fund was not subject to sales loads which are applicable to certain classes of Fund shares, and which also would have adversely affected performance.

The index information is intended to permit you to compare the Predecessor Fund to broad measures of market performance. The Adviser believes this chart may show investors the risk-management benefits of an investment in the real estate long short strategies previously pursued by the Predecessor Fund, and which are substantially identical to those pursued by the Fund as described herein.

Cumulative Performance Chart

Returns calculated beginning on February 1, 2011 through December 31, 2013, on a pro forma basis to reflect performance net of the initial estimated fees and expenses of Class I Shares of the Fund (2.07%).

The following table shows the average annual returns for the Predecessor Fund, from its inception through the calendar quarter ended December 31, 2013, also presented on a pro forma basis, as described above, reflecting its performance net of the initial estimated fees and expenses of Class I Shares of the Fund (2.07%) – rather than presented net of the Predecessor Fund’s applicable management fees, performance fees and other actual expenses of the Predecessor Fund during this time period.

Average Annual Total Returns

From Inception of Predecessor Fund

through Quarter Ended December 31, 2013

	2011*	2012	2013	Since Inception** (2-1-11)
Predecessor Fund	4.03%	23.81%	6.32%	11.38%
Dow Jones U.S. Real Estate Total Return Index	2.20%	18.94%	1.78%	7.57%
Standard & Poor’s 500 Total Return Index	-0.25%	15.98%	32.41%	15.75%

* Partial year, from February 1, 2011; not annualized.

** Performance since inception presented on an annualized basis.

The DJUSRET is an unmanaged index considered to be representative of REITs and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes.

The S&P 500 TR Index is an unmanaged index consisting of 500 stocks chosen for their market size, liquidity and industry representation, and is considered to be representative of the U.S. equity market. Unlike mutual funds, indices do not reflect any trading costs or management fees and reflects no deductions for fees, expenses or taxes.

Updated performance information will also be available at no cost by visiting www.altegrismutualfunds.com or by calling 1 (877) 772-5838.

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HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per-class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ([assets-liabilities]/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per-class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If the security is not traded on an exchange, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. If market quotations are otherwise not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the Adviser and/or relevant sub-adviser in accordance with such procedures approved by the Board. In this respect, the Adviser and/or sub-adviser participate in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator, auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. This process is tested and subject to ongoing and periodic monitoring by the adviser and/or sub-adviser, the Fund’s administrator, and the Board.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund and the adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because each Fund may invest in Underlying Pools which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Pools do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, from the price that may be realized upon the actual sale of the security, or from market prices when they become available.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by a Fund, a Subsidiary, an Underlying Pool or other investment vehicle accessed by a Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes 4 classes of shares offered by each Fund: Class A, Class C, Class I and Class N. Each Fund offers 4 classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum investment. Class A charges a maximum sales load of 5.75% for Equity Long Short Fund, Real Estate Long Short Fund and Multi-Strategy Alternative Fund and a maximum sales load of 4.75% for Fixed Income Long Short Fund and Class C charges a maximum deferred charge of 1.00%. Class A, Class C and Class N shares pay an annual distribution fee of up to 0.25%, 1.00%, and 0.25% respectively, of the Fund’s average daily net assets attributable to such Class for distribution and shareholder servicing expenses pursuant to the Trust’s Master Distribution and Shareholder Servicing Plans adopted pursuant to Rule 12b-1. Class I shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see Distribution (12b-1) and Shareholder Servicing Fees on page 66 of this Prospectus. Each class of shares in a Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and a Fund may change investment minimums at any time. The Funds reserve the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution and/or shareholder servicing fees of up to 0.25% on an annualized basis of the average daily net assets of Class A shares. The 12b-1 fees are accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges, apply to your purchases of Class A shares of a Fund unless waived as described under “Sales Charge Waivers”:

Equity Long Short Fund

Real Estate Long Short Fund

Multi-Strategy Alternative Fund

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Fixed Income Long Short Fund

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	4.75%	4.99%	4.0%
$25,000 to $49,999	4.00%	4.17%	3.75%
$50,000 to $99,999	3.50%	3.63%	3.25%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and Above	0.00%	0.00%	See below
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge
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A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1 million or more of a Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1 million or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Funds’ distributor, Northern Lights Distributors, LLC (the "distributor"), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of a Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);
•	shares held through an administrator or trustee/custodian of an Employer-Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs; and
•	shares held directly in the Fund account on which the broker-dealer (financial adviser) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. The 13-month period commences on the day that the LOI is received by the Fund, and you must tell the Fund that later purchases are subject to the LOI. Purchases submitted prior to the date the LOI is received by the Fund are not counted toward the sales charge reduction. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

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Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).
•	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.
•	Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called "NAV transfer").

Class C Shares

Class C shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the Adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Adviser in satisfaction of the advance. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

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Class N Shares

Class N shares of each Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder's investment and may cost more than other types of sales charges. The minimum initial investment in Class N shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by each Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with each Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Funds’ discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider when Choosing a Share Class: When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of each Fund's expenses over time in the “Fees and Expenses of the Fund” section for each Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address:

Via Regular Mail	or Overnight Mail

Altegris Equity Long Short Fund

Altegris Fixed Income Long Short Fund

Altegris/AACA Real Estate Long Short Fund

Altegris Multi-Strategy Alternative Fund

C/O Gemini Fund Services, LLC

PO Box 541150

Omaha, NE 68154

Altegris Equity Long Short Fund

Altegris Fixed Income Long Short Fund

Altegris/AACA Real Estate Long Short Fund

Altegris Multi-Strategy Alternative Fund

C/O Gemini Fund Services, LLC

17605 Wright Street Suite 2

Omaha, NE 68130

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share

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purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Note: Gemini Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Funds, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds 1-877-772-5838 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plans: You may participate in a Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Funds 1-877-772-5838 for more information about the Funds’ Automatic Investment Plans.

The Funds, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you choose to invest. The Funds will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Funds will not accept cash, third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

Good Order
When making a purchase request, make sure your request is in good order.
“Good order” means your purchase request includes:

•       The name of the Fund and share class

•       The dollar amount of shares to be purchased

•       A completed purchase application or investment stub

•       Check payable to relevant Fund being purchased:

“Altegris Equity Long Short Fund”

“Altegris Multi-Strategy Alternative Fund”

“Altegris Fixed Income Long Short Fund”

“Altegris/AACA Real Estate Long Short Fund”

Retirement Plans: You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at
1-877-772-5838 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the relevant Fund:

Via Regular Mail	or Overnight Mail

Altegris Equity Long Short Fund

Altegris Fixed Income Long Short Fund

Altegris/AACA Real Estate Long Short Fund

Altegris Multi-Strategy Alternative Fund

C/O Gemini Fund Services, LLC

PO Box 541150

Omaha, NE 68154

Altegris Equity Long Short Fund

Altegris Fixed Income Long Short Fund

Altegris/AACA Real Estate Long Short Fund

Altegris Multi-Strategy Alternative Fund

C/O Gemini Fund Services, LLC

17605 Wright Street Suite 2

Omaha, NE 68130

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-772-5838. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

When Redemptions are Sent: Once the Funds receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

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Good Order
Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•        The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed

•        The request must identify your account number

•        The request should be signed by you and any other person listed on the account, exactly as the shares are registered

•        If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Funds;
•	you request that a redemption be mailed to an address other than that on record with the Funds;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in a Fund falls below the following amounts per share class, the Funds may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice, your account could be closed. After the notice period, the relevant Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

	Class A	Class C	Class I	Class N
Minimum	$2,500	$5,000	$1,000,000	$2,500

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently uses several methods to reduce the risk of market timing. These methods include:

•	committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy;
•	rejecting or limiting specific purchase requests;
•	rejecting purchase requests from certain investors; and
•	assessing a redemption fee for short-term trading made within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of a Fund's shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with a Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Each Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased, or remained the same after you bought the shares of a Fund. Purchasing a Fund’s shares in a taxable account shortly before a distribution is sometimes called “buying into a distribution.” A Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not own the Fund earlier in the year, for example), and you incur the full tax liability on the distribution. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning a Fund's shares.

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DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Funds are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C, and Class N shares, pursuant to Rule 12b-1 of the 1940 Act (the “Plans”), pursuant to each Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund's average daily net assets attributable to the respective class of shares. Class I shares do not have a Plan. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Class A	Class C	Class N
12b-1 Fee	0.25%	1.00%	0.25%

The distributor and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans for distribution and shareholder servicing provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of a Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Additional Compensation to Financial Intermediaries

The Funds' distributor, its affiliates, and the Funds’ Adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to a Fund), provide additional cash payments to financial intermediaries who sell shares of a Fund. Financial intermediaries include brokers-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of a Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediary’s that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

Householding

To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-772-5838 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. Class C shares of the Real Estate Long Short Fund and Multi-Strategy Alternative Fund Class C Shares have not yet commenced operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information below for each Fund has been derived from the 2015 financial statements audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Funds’ December 31, 2015 annual report, which is available upon request. The information for the years ended prior to 2015 was audited by another independent registered public accounting firm.

Please note, Equity Long Short Fund has elected to change its fiscal year-end, to be effective as of December 31, 2015.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period (1)

Altegris Equity Long Short Fund

	Class A
	Period Ended		Year Ended	Year Ended		Period Ended
	December 31, 2015		March 31, 2015	March 31, 2014		March 31, 2013(1)
Net asset value, beginning of year/period	$ 11.10		$ 10.72	$ 10.51		$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.23)		(0.29)	(0.33)		(0.30)
Net realized and unrealized gain (loss) on investments	0.18		0.96	1.13		0.84
Total from investment operations	(0.05)		0.67	0.80		0.54

Less distributions from:
Net realized gains	(0.36)		(0.29)	(0.59)		(0.03)

Redemption fees collected (3)	0.00		0.00	0.00		0.00

Net asset value, end of year/period	$ 10.69		$ 11.10	$ 10.72		$ 10.51

Total return (4)	(0.50)%	(5)	6.35%	7.76%	(6)	5.40%	(5,6)

Net assets, at end of year/period (000s)	$ 8,327		$ 8,049	$ 14,924		$ 2,211

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (7,8)	3.78%	(9)	4.11%	4.51%		5.13%	(9)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (7,8)	2.37%	(9)	2.41%	2.96%		3.85%	(9)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (8)	3.65%	(9)	3.94%	4.27%		4.53%	(9)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (8)	2.24%	(9)	2.24%	2.72%		3.24%	(9)

Ratio of net investment loss to average net assets (8,10)	(2.72)%	(9)	(2.67)%	(3.30)%		(3.19)%	(9)

Portfolio Turnover Rate	281%	(5)	330%	432%		517%	(5)

(1)	Class A commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Equity Long Short Fund

	Class C
	Period Ended		Year Ended	Period Ended
	December 31, 2015		March 31, 2015	March 31, 2014(1)
Net asset value, beginning of year/period	$ 10.98		$ 10.68	$ 11.04

Income (loss) from investment operations:
Net investment (loss) (2)	(0.28)		(0.37)	(0.17)
Net realized and unrealized gain (loss) on investments	0.16		0.96	0.40
Total from investment operations	(0.12)		0.59	0.23

Less distributions from:
Net realized gains	(0.36)		(0.29)	(0.59)

Redemption fees collected (3)	0.00		0.00	0.00

Net asset value, end of year/period	$ 10.50		$ 10.98	$ 10.68

Total return (4)	(1.15)%	(5)	5.62%	2.21%	(5)

Net assets, at end of year/period (000s)	$ 4,077		$ 2,998	$ 1,188

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6,7)	4.53%	(8)	4.86%	4.84%	(8)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6,7)	3.12%	(8)	3.16%	3.29%	(8)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (7)	4.40%	(8)	4.69%	4.60%	(8)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (7)	2.99%	(8)	2.99%	3.05%	(8)

Ratio of net investment loss to average net assets (7,9)	(3.47)%	(8)	(3.42)%	(3.51)%	(8)

Portfolio Turnover Rate	281%	(5)	330%	432%	(5)

(1)	Class C commenced operations on October 7, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(8)	Annualized.
(9)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Equity Long Short Fund

	Class I
	Period Ended		Year Ended	Year Ended		Period Ended
	December 31, 2015		March 31, 2015	March 31, 2014		March 31, 2013(1)
Net asset value, beginning of year/period	$ 11.18		$ 10.76	$ 10.53		$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.21)		(0.26)	(0.33)		(0.27)
Net realized and unrealized gain (loss) on investments	0.18		0.97	1.15		0.83
Total from investment operations	(0.03)		0.71	0.82		0.56

Less distributions from:
Net realized gains	(0.36)		(0.29)	(0.59)		(0.03)

Redemption fees collected (3)	0.00		0.00	0.00		0.00

Net asset value, end of year/period	$ 10.79		$ 11.18	$ 10.76		$ 10.53

Total return (4)	(0.32)%	(5)	6.70%	7.94%	(6)	5.60%	(5,6)

Net assets, at end of year/period (000s)	$ 115,302		$ 119,704	$ 104,698		$ 84,262

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (7,8)	3.53%	(9)	3.86%	4.27%		4.88%	(9)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (7,8)	2.12%	(9)	2.16%	2.71%		3.60%	(9)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (8)	3.40%	(9)	3.69%	4.02%		4.28%	(9)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (8)	1.99%	(9)	1.99%	2.47%		2.99%	(9)

Ratio of net investment loss to average net assets (8,10)	(2.49)%	(9)	(2.40)%	(3.05)%		(2.94)%	(9)

Portfolio Turnover Rate	281%	(5)	330%	432%		517%	(5)

(1)	Class I commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Equity Long Short Fund

	Class N
	Period Ended		Year Ended		Year Ended		Period Ended
	December 31, 2015		March 31, 2015		March 31, 2014		March 31, 2013(1)
Net asset value, beginning of year/period	$ 11.10		$ 10.71		$ 10.51		$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.23)		(0.29)		(0.36)		(0.30)
Net realized and unrealized gain (loss) on investments	0.18		0.97		1.15		0.84
Total from investment operations	(0.05)		0.68		0.79		0.54

Less distributions from:
Net realized gains	(0.36)		(0.29)		(0.59)		(0.03)

Redemption fees collected (3)	0.00		0.00		0.00		0.00

Net asset value, end of year/period	$ 10.69		$ 11.10		$ 10.71		$ 10.51

Total return (4)	(0.50)%	(5)	6.45%	(6)	7.66%	(6)	5.40%	(5,6)

Net assets, at end of year/period (000s)	$ 17,834		$ 17,232		$ 33,862		$ 33,053

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (7,8)	3.78%	(9)	4.11%		4.51%		5.13%	(9)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (7,8)	2.37%	(9)	2.41%		2.96%		3.85%	(9)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (8)	3.65%	(9)	3.94%		4.27%		4.53%	(9)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (8)	2.24%	(9)	2.24%		2.72%		3.24%	(9)

Ratio of net investment loss to average net assets (8,10)	(2.74)%	(9)	(2.67)%		(3.30)%		(3.19)%	(9)

Portfolio Turnover Rate	281%	(5)	330%		432%		517%	(5)

(1)	Class N commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.
(9)	Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Fixed Income Long Short Fund

	Class A					Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014		Period Ended December 31, 2013(1)		Year Ended December 31, 2015		Period Ended December 31, 2014(2)

Net asset value, beginning of year/period	$ 10.40		$ 10.23		$ 10.00		$ 10.38		$ 10.51

Income from investment operations:
Net investment income (3)	0.42		0.25		0.23		0.34		0.14
Net realized and unrealized gain (Loss) on investments	(1.02)		0.28		0.15		(1.02)		0.06
Total from investment operations	(0.60)		0.53		0.38		(0.68)		0.20

Less distributions from:
Net investment income	(0.51)		(0.36)		(0.12)		(0.44)		(0.33)
Net realized gains	-		-		(0.03)		-		-
Total distributions	(0.51)		(0.36)		(0.15)		(0.44)		(0.33)

Redemption fees collected	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)	-

Net asset value, end of year/period	$ 9.29		$ 10.40		$ 10.23		$ 9.26		$ 10.38

Total return (5)	(5.92)%	(6)	5.14%		3.75%	(7)	(6.70)%		1.95%	(7)

Net assets, at end of year/period (000s)	$ 15,686		$ 17,575		$ 2,448		$ 11,368		$ 10,477

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (8)	2.51%		2.61%		3.05%	(9)	3.26%		3.45%	(9)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (8)	2.30%		2.31%		2.97%	(9)	3.05%		3.06%	(9)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense	2.45%		2.54%		2.31%	(9)	3.20%		3.40%	(9)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense	2.24%		2.24%		2.24%	(9)	2.99%		2.99%	(9)

Ratio of net investment income (loss) to average net assets	4.06%		2.33%		2.30%	(9)	3.33%		1.53%	(9)

Portfolio Turnover Rate	323%		74%		71%	(7)	323%		74%	(7)

(1)	Class A commenced operations on February 28, 2013.
(2)	Class C commenced operations on February 26, 2014.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year or period.
(4)	Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Not annualized.
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Fixed Income Long Short Fund

	Class I				Class N
	Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2013(1)		Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2013(1)
Net asset value, beginning of year/period	$ 10.42	$ 10.24	$ 10.00		$ 10.40	$ 10.23	$ 10.00

Income from investment operations:
Net investment income (2)	0.44	0.28	0.20		0.41	0.26	0.19
Net realized and unrealized gain (loss) on investments	(1.02)	0.28	0.19		(1.02)	0.26	0.18
Total from investment operations	(0.58)	0.56	0.39		(0.61)	0.52	0.37

Less distributions from:
Net investment income	(0.54)	(0.38)	(0.12)		(0.51)	(0.35)	(0.11)
Net realized gains	-	-	(0.03)		-	-	(0.03)
Total distributions	(0.54)	(0.38)	(0.15)		(0.51)	(0.35)	(0.14)

Redemption fees collected (3)	0.00	0.00	0.00		0.00	0.00	0.00

Net asset value, end of year/period	$ 9.30	$ 10.42	$ 10.24		$ 9.28	$ 10.40	$ 10.23

Total return (4)	(5.76)%	5.44%	3.90%	(5)	(6.03)%	5.13%	3.69%	(5)

Net assets, at end of year/period (000s)	$ 100,704	$ 146,303	$ 46,437		$ 12,762	$ 21,970	$ 7,667

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6)	2.26%	2.39%	2.80%	(7)	2.51%	2.64%	3.05%	(7)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6)	2.05%	2.09%	2.72%	(7)	2.30%	2.34%	2.97%	(7)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense	2.20%	2.29%	2.06%	(7)	2.45%	2.54%	2.31%	(7)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense	1.99%	1.99%	1.99%	(7)	2.24%	2.24%	2.24%	(7)

Ratio of net investment income (loss) to average net assets (6)	4.23%	2.66%	2.05%	(7)	3.97%	2.39%	2.30%	(7)

Portfolio Turnover Rate	323%	74%	71%	(5)	323%	74%	71%	(5)

(1)	Class I and Class N commenced operations on February 28, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each year or period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	Annualized.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris/AACA Real Estate Long Short Fund

	Class A
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$ 12.21	$ 10.00

Income from investment operations:
Net investment income (2)	0.07	0.15
Net realized and unrealized gain on investments	(0.17)	2.52
Total from investment operations	(0.10)	2.67

Less distributions from:
Net investment income	(0.13)	(0.07)
Net realized gains	(0.42)	(0.39)
Total distributions	(0.55)	(0.46)

Redemption fees collected (3)	0.00	0.00

Net asset value, end of year	$ 11.56	$ 12.21

Total return (4)	(0.60)%	27.09%	(5)

Net assets, at end of year (000s)	$ 6,402	$ 2,861

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6,7)	3.35%	3.17%	(8)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6,7)	1.92%	2.07%	(8)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (6)	3.23%	2.90%	(8)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (6)	1.80%	1.80%	(8)

Ratio of net investment income to average net assets (9)	0.58%	1.30%	(8)

Portfolio Turnover Rate	70%	53%	(5)

(1)	The Fund commenced operations on January 9, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.
(8)	Annualized.
(9)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris/AACA Real Estate Long Short Fund

	Class I
	Year Ended	Period Ended
	December 31, 2015	December 31, 2014
Net asset value, beginning of year	$ 12.22	$ 10.00

Income from investment operations:
Net investment income (2)	0.03	0.11
Net realized and unrealized gain on investments	(0.10)	2.59
Total from investment operations	(0.07)	2.70

Less distributions from:
Net investment income	(0.16)	(0.09)
Net realized gains	(0.42)	(0.39)
Total distributions	(0.58)	(0.48)

Redemption fees collected (3)	0.00	0.00

Net asset value, end of year	$ 11.57	$ 12.22

Total return (4)	(0.31)%	27.31%	(5)

Net assets, at end of year (000s)	$ 101,418	$ 67,341

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6,7)	3.10%	2.99%	(8)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6,7)	1.67%	1.89%	(8)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (7)	2.98%	2.65%	(8)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (7)	1.55%	1.55%	(8)

Ratio of net investment income to average net assets (9)	0.27%	1.00%	(8)

Portfolio Turnover Rate (4)	70%	53%	(5)

(1)	The Fund commenced operations on January 9, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.
(8)	Annualized.
(9)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris/AACA Real Estate Long Short Fund

	Class N
	Year Ended		Period Ended
	December 31, 2015		December 31, 2014
Net asset value, beginning of year	$ 12.21		$ 10.00

Income from investment operations:
Net investment income (2)	(0.01)		0.18
Net realized and unrealized gain on investments	(0.09)		2.49
Total from investment operations	(0.10)		2.67

Less distributions from:
Net investment income	(0.13)		(0.07)
Net realized gains	(0.42)		(0.39)
Total distributions	(0.55)		(0.46)

Redemption fees collected (3)	0.00		0.00

Net asset value, end of year	$ 11.56		$ 12.21

Total return (4)	(0.58)%	(6)	27.09%	(5)

Net assets, at end of year (000s)	$ 6,890		$ 2,916

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (6,7)	3.35%		3.17%	(8)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (6,7)	1.92%		2.07%	(8)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (6)	3.23%		2.90%	(8)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (6)	1.80%		1.80%	(8)

Ratio of net investment income to average net assets (9)	(0.03)%		1.52%	(8)

Portfolio Turnover Rate (4)	70%		53%	(5)

(1)	The Fund commenced operations on January 9, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(3)	Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.
(8)	Annualized.
(9)	Recognition of net investment gain by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Multi-Strategy Alternative Fund

	Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014		Period Ended December 31, 2013 (1)
Net asset value, beginning of year/period	$ 10.15	$ 9.88		$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.21	0.11		0.34
Net realized and unrealized gain (loss) on investments	(0.28)	0.32		(0.26)
Total from investment operations	(0.07)	0.43		0.08

Less distributions from:
Net investment income	(0.31)	(0.16)		(0.19)
Net realized gains	(0.28)	-		(0.01)
Total distributions	(0.59)	(0.16)		(0.20)

Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of year/period	$ 9.49	$ 10.15		$ 9.88

Total return (4)	(0.69)%	4.37%	(6)	0.83%	(5)

Net assets, at end of year/period (000s)	$ 1,316	$ 2,178		$ 1,754

Ratio of gross expenses to average net assets (7,8,9)	0.88%	3.72%		14.24%
Ratio of net expenses to average net assets (8,9,10)	0.86%	1.13%		1.75%
Ratio of net investment income to average net assets (8,9,10)	2.02%	1.10%		4.10%

Portfolio Turnover Rate	19%	28%		21%	(5)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized for periods less than one full year.
(9)	Does not include expenses of underlying funds.
(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Multi-Strategy Alternative Fund

	Class I
	Year Ended December 31, 2015	Year Ended December 31, 2014		Period Ended December 31, 2013 (1)
Net asset value, beginning of year/period	$ 10.17	$ 9.89		$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.39	0.23		0.42
Net realized and unrealized gain (loss) on investments	(0.43)	0.23		(0.32)
Total from investment operations	(0.04)	0.46		0.10

Less distributions from:
Net investment income	(0.35)	(0.18)		(0.20)
Net realized gains	(0.28)	-		(0.01)
Total distributions	(0.63)	(0.18)		(0.21)

Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of year/period	$ 9.50	$ 10.17		$ 9.89

Total return (4)	(0.44)%	4.73%	(6)	1.04%	(5)

Net assets, at end of year/period (000s)	$ 16,525	$ 15,654		$ 1,914

Ratio of gross expenses to average net assets (7,8,9)	0.63%	2.25%		17.34%
Ratio of net expenses to average net assets (8,9,10)	0.61%	0.72%		1.50%
Ratio of net investment income to average net assets (8,9,10)	3.77%	2.29%		4.98%

Portfolio Turnover Rate	19%	28%		21%	(5)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized for periods less than one full year.
(9)	Does not include expenses of underlying funds.
(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Altegris Multi-Strategy Alternative Fund

	Class N
	Year Ended December 31, 2015	Year Ended December 31, 2014		Period Ended December 31, 2013 (1)
Net asset value, beginning of year/period	$ 10.17	$ 9.89		$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.28	0.20		0.10
Net realized and unrealized gain (loss) on investments	(0.34)	0.24		(0.02)
Total from investment operations	(0.06)	0.44		0.08

Less distributions from:
Net investment income	(0.32)	(0.16)		(0.18)
Net realized gains	(0.28)	-		(0.01)
Total distributions	(0.60)	(0.16)		(0.19)

Redemption fees collected (3)	0.00	0.00		0.00

Net asset value, end of year/period	$ 9.51	$ 10.17		$ 9.89

Total return (4)	(0.62)%	4.51%	(6)	0.85%	(5)

Net assets, at end of year/period (000s)	$ 27,382	$ 33,961		$ 131

Ratio of gross expenses to average net assets (7,8,9)	0.88%	2.26%		18.73%
Ratio of net expenses to average net assets (8,9,10)	0.86%	0.82%		1.75%
Ratio of net investment income to average net assets (8,9,10)	2.73%	1.98%		1.21%

Portfolio Turnover Rate	19%	28%		21%	(5)

(1)	The Altegris Multi-Strategy Alternative Fund commenced operations on February 28, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.
(3)	Less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5)	Not annualized.
(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized for periods less than one full year.
(9)	Does not include expenses of underlying funds.
(10)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.
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PRIVACY NOTICE                                       Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number • Purchase History • Assets • Account Balances • Retirement Assets • Account Transactions • Transaction History • Wire Transfer Instructions • Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday businesses. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes To offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes Information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes Information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?	Call 1-402-493-4603

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Who we are	Who is providing this notice? Northern Lights Fund Trust

What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•    Open an account

•    Provide account information

•    Give us your contact information

•    Make deposits or withdrawals from your account

•    Make a wire transfer

•    Tell us where to send the money

•    Tells us who receives the money

•    Show your government-issued ID

•    Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

•    Sharing for affiliates' everyday business purposes—information about your creditworthiness

•    Affiliates from using your information to market to you

•    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Northern Lights Fund Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Northern Lights Fund Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.
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Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street Suite 400 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Independent Registered Public Accountant	Deloitte & Touche LLP 695 Town Center Drive, Suite 1200 Costa Mesa, CA 92636	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	JPMorgan Chase Bank 270 Park Ave. New York, NY 10017	Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Additional information about the Funds is included in the Funds' Statement of Additional Information dated April 29, 2016 (the "SAI"), as supplemented. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Funds’ policies and management. Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports to Shareholders, or other information about a Fund, or to make shareholder inquiries about a Fund, please call 1-877-772-5838 or visit www.altegrismutualfunds.com. You may also write to:

ALTEGRIS EQUITY LONG SHORT FUND

ALTEGRIS FIXED INCOME LONG SHORT FUND

ALTEGRIS/AACA REAL ESTATE LONG SHORT FUND

ALTEGRIS MULTI-STRATEGY ALTERNATIVE FUND

c/o Gemini Fund Services, LLC
PO Box 541150
Omaha, NE 68154

You may review and obtain copies of each Fund's information at the SEC Public Reference Room in Washington, D.C. Please call
1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-21720

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www.altegrismutualfunds.com

April 29, 2016

Altegris Equity Long Short Fund

Class A (ELSAX)
Class C (ELSCX)
Class I (ELSIX)
Class N (ELSNX)

Altegris Fixed Income Long Short Fund

Class A (FXDAX)
Class C (FXDCX)
Class I (FXDIX)
Class N (FXDNX)

Altegris/AACA Real Estate Long Short Fund

Class A (RAAAX)
Class C (RAACX)
Class I (RAAIX)
Class N (RAANX)

Altegris Multi-Strategy Alternative Fund

Class A (MULAX)
Class C (MULCX)
Class I (MULIX)
Class N (MULNX)

Each a Series of Northern Lights Fund Trust

Statement of Additional Information

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris/AACA Real Estate Long Short Fund, and Altegris Multi-Strategy Alternative Fund (the "Funds") dated April 29, 2016. You can obtain copies of the Funds’ Prospectus, annual or semi-annual reports without charge by contacting the Funds’ transfer agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1.877.772.5838. You may also obtain a Prospectus by visiting the Funds’ website at www.altegrismutualfunds.com.

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TABLE OF CONTENTS

THE FUNDS	2
TYPES OF INVESTMENTS	3
INVESTMENT RESTRICTIONS	29
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	31
MANAGEMENT	32
CONTROL PERSONS AND PRINCIPAL HOLDERS	39
INVESTMENT ADVISER AND SUB-ADVISERS	43
THE DISTRIBUTOR	49
PORTFOLIO MANAGERS	53
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY	62
ALLOCATION OF PORTFOLIO BROKERAGE	64
PORTFOLIO TURNOVER	65
OTHER SERVICE PROVIDERS	66
DESCRIPTION OF SHARES	68
ANTI-MONEY LAUNDERING PROGRAM	69
PURCHASE, REDEMPTION AND PRICING OF SHARES	69
TAX STATUS	73
OTHER REPORTING AND WITHHOLDING REQUIREMENTS	76
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79
LEGAL COUNSEL	79
FINANCIAL STATEMENTS	79
APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES	A-1

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THE FUNDS

The Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris / AACA Real Estate Long Short Fund, and Altegris Multi-Strategy Alternative Fund (each a “Fund”, and collectively referred to as the “Funds”) are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust"). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the "Board" or "Trustees" or “Board of Trustees”).

Each Fund may issue an unlimited number of shares of beneficial interest. All shares of each Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally, on a class-specific basis, with other shares (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Altegris/AACA Real Estate Long Short Fund is a non-diversified series of the Trust. Each Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to a Fund, start other series and offer shares of a new fund under the Trust at any time.

This SAI describes the classes of shares offered by each Fund: Class A shares, Class C shares, Class I, and Class N shares. Class C Shares of the Altegris/AACA Real Estate Long Short Fund and Altegris Multi-Strategy Alternative Fund have not yet commenced operations. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

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TYPES OF INVESTMENTS

The investment objective(s) of the four Funds and the descriptions of the Funds’ principal investment strategies are set forth under "Additional Information About Investment Objectives and Principal Investment Strategies”, and “Description of Principal Investment Risks" in the Prospectus. A Fund's investment objective(s) is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Fund.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, the strategies which Altegris Advisors, L.L.C. (the "Adviser") may employ for the Funds, and a summary of related risks. They also contain descriptions of the strategies pursued by the various sub-advisers (each a “Sub-Adviser) to the Funds, as applicable, and including (i)Harvest Capital Strategies, LLC ("Harvest"), Visium Asset Management, LP (“Visium”), Chilton Investment Company, LLC (“Chilton”), , and Convector Capital Management, LP (“Convector”), each a Sub-Adviser to Altegris Equity Long Short Fund), (ii) RockView Management, LLC ("RockView”) and MastCapital Management, LLC (“Mast”), each a Sub-Adviser to Altegris Fixed Income Long Short Fund), and (iii) American Assets Capital Advisers, LLC (“AACA”), the Sub-Adviser to Altegris/AACA Real Estate Long Short Fund).

Equity Securities

Equity securities in which the Funds may invest include preferred stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Funds may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

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Convertible Securities

The Funds may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Real Estate Investment Trusts (Altegris/AACA Real Estate Long Short Fund, Altegris Equity Long Short Fund, and Altegris Fixed Income Long Short Fund)

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There also may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. The Funds may also invest in exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities.

To the extent a Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. The Fund may also purchase ETFs and other funds that invest in emerging market securities.

Foreign Currency Risk

Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

Certificates of Deposit and Bankers' Acceptances

The Funds may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's Adviser or Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

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Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, but provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

However, as described above, the Fund may enter into many different types of transactions, including for example reverse repurchase agreements or mortgage dollar rolls, that can be viewed as constituting a form of borrowing or of a financing transaction by the Fund (i.e., a “senior security”), but to the extent the Fund covers its commitment under such transactions by the segregation or “earmarking” of assets (determined in accordance with procedures adopted by the Trustees), equal in value to the amount of the Fund’s commitment, such a transaction will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds.

Derivative Instruments

The Funds expect to use a number of derivative instruments as part of their investment strategies. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Adviser / Sub-Advisers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. Examples of derivative instruments that the Funds may use include (but are not limited to) futures contracts, options contracts, swap transactions and forward currency contracts. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or sub adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. There can be no assurance that the Funds’ counterparties will not experience similar difficulties, possibly resulting in losses to the Funds. Losses resulting from the use of derivatives will reduce a Fund’s NAV, and possibly income, and the losses may be significantly greater than if derivatives had not been used. When used, derivatives may increase the amount and affect the timing and character of taxable distributions paid to shareholders.

Forward Trading

The Fund may trade in spot and forward contracts on currencies. The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: 1) counterparty risk; 2) basis risk; 3) interest rate risk; 4) settlement risk; 5) legal risk; and 6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been

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inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Securities of Other Investment Companies

A Fund's investments in exchange-traded funds (“ETF”s), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, each Fund will be prevented from: (1) purchasing more than 3% of an investment company's (including ETFs) outstanding shares; (2) investing more than 5% of the Fund's assets in any single such investment company; and (3) investing more than 10% of the Fund's assets in investment companies overall unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by FINRA for funds of funds. In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above. ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs). ETFs typically have two markets. The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Wholly-Owned Subsidiary (Altegris Multi-Strategy Alternative Fund only)

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"), which is expected to invest through Underlying Pools or other investment vehicles or instruments, primarily in commodity and financial futures and option contracts and other financial markets globally, as well as in swap contracts, structured notes and in fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. As a result, the Fund will be investing indirectly in any such investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary's portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

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Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Closed-End Investment Companies

The Funds may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses. The Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser (or a Sub-Adviser), based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds’ shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Funds at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time

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may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies

The Funds and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 35% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund's ability to invest fully in shares of those funds is restricted, and the Adviser (or a Sub-Adviser) must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser or Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Funds and their Adviser or Sub-Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Underlying Pools (Altegris Multi-Strategy Alternative Fund only)

The Fund may invest a portion of its assets directly, or through the Subsidiary, in Underlying Pools. Each Underlying Pool, or share class of an Underlying Pool, is managed by one or more managers or trading advisors, each pursuant to its own proprietary trading strategy. Certain of the Underlying Pools in which the Fund may invest will trade commodity and/or financial futures using a form of leverage often referred to as "notional funding" - that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example, if the Underlying Pool manager wants the Underlying Pool to trade a $200,000,000 futures portfolio (the "nominal trading level") the Underlying Pool's margin requirement may be $10,000,000. The Underlying Pool can either deposit $200,000,000 to "fully fund" the futures account or can deposit only a portion of the $200,000,000; provided that the amount deposited meets the account's ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Pool. In addition, the leverage may make an Underlying Pool subject to more frequent margin calls. Being forced to raise cash at inopportune times to meet margin calls may prevent an Underlying Pool manager from making investments it considers optimal. The cash and any marketable securities of the Underlying Pool will be available to meet the margin requirements for the Underlying Pool. Additionally, assets of the Underlying Pool may be available to meet the margin requirements of other Underlying Pools and vice-versa. However, in no circumstance will the assets of the Fund or Subsidiary not already invested in Underlying Pools be available to meet the margin requirements of the Underlying Pool. For Underlying Pools that engage in commodity or financial futures trading, management fees may be based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single manager to trade commodity and/or financial futures on its behalf. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the

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management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool's futures trading account.

Underlying Pools will typically be offered privately and no public market for such securities will exist. However, shares of the Underlying Pools will typically be redeemable at intervals of one week or less, although longer redemption periods may apply to certain Underlying Pools. See, "Illiquid and Restricted Securities."

Swaps on Reference Assets (such as Underlying Pools) (Altegris Multi-Strategy Alternative Fund only)

In order to achieve the desired managed futures exposure, the Fund may enter into swap agreements in which a counterparty agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, in exchange for the Fund paying the counterparty a floating rate and/or a fixed rate. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund receives any gains generated by the collateral. Swaps are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. The change in swap value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that the return of the reference asset relative to the floating and/or fixed rate may be below expectations.

Structured Notes on Reference Assets (such as Underlying Pools) (Altegris Multi-Strategy Alternative Fund only)

In order to achieve the desired managed futures exposure, the Fund may purchase structured notes from an issuer who agrees to pay the Fund the return of a reference asset (such as an Underlying Pool), or a basket of such reference assets, less a floating rate and/or a fixed rate. Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. The change in note value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative

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and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act ") (which was passed into law in July 2010), and related regulatory developments, will require the clearing and exchange-trading of many standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC, recently have defined as “swaps”. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant and CFTC approval of contracts for clearing. Additionally, these regulatory changes would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Commodity Pool Operator Regulation

The Altegris Multi-Strategy Alternative Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act (“CEA”), and the Adviser is registered as a “commodity pool operator” with the CFTC and is a member of the National Futures Association (“NFA”). As a registered commodity pool operator with respect to the Fund and the Subsidiary, the Adviser must comply with various regulatory requirements under the CEA, and the rules and regulations of the CFTC and the NFA, including investor protection requirements, antifraud prohibitions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

The Adviser, on behalf of the other Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds’ operations. Accordingly, the Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris/AACA Long Short Fund are not subject to regulation as a commodity pool and the Adviser is not subject to registration or regulation as a commodity pool operator with respect to these Funds.

High Yield Securities

The Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower-rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

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Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower-rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These do not pay periodic interest but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to periodic interest-paying debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These bonds are typically sold without registration under the Securities Act of 1933, as amended (The “Securities Act "), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

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Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Fund's investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. The Funds may invest in funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations. States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to "non-appropriation" risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by

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the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed-income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae" or "FNMA") and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae and Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates (PCs), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates ("PCs "), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

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Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages that collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Mortgage assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities; hence they may be more sensitive to the performance of fewer mortgage assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

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Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security's yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, the Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inverse Floaters. Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index ("COFI"). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Securities Options

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

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A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the Pacific Stock Exchange and NASDAQ PHLX.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the

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following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Adviser (or a Sub-Adviser) to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions

Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Funds will not enter into any such transactions unless such Fund owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with a Fund's custodian in the prescribed amount. Under current SEC guidelines, the Funds will segregate assets to cover transactions in which a Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding

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option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Funds may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

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Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high-quality and lower-quality securities. This protection is provided only during the life of the spread options.

Credit Default Swaps

The Funds may enter into credit default swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

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If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on any margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of a Fund’s investment objective. Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, a Fund's liquidity and the ability of the Adviser (or a Sub-Adviser) to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Futures trading is speculative and futures prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the securities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates. Also, the success of many futures trading strategies that use "technical" factors in identifying price moves depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability.

Futures trading is highly leveraged. The low margin deposits normally required in trading futures interests permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures interest may

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result in an immediate and substantial loss to the investor. Like other leveraged investments, futures trading may result in losses in excess of the amount invested.

Futures contracts may be illiquid. Most U.S. futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Fund might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only. The CFTC and U.S. exchanges may also impose speculative position limits which, if applicable to the Fund's trading in futures contracts, could require liquidation of positions that could negatively impact profitability.

Futures trading involves counterparty risk. Futures brokers must maintain the Fund's assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a futures broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro-rata share of the property available for distribution to all of the broker's customers. In addition, even if a futures broker adequately segregates the Fund's assets, the Fund may still be subject to risk of loss of funds on deposit should another customer of the futures broker fail to satisfy deficiencies in such other customer's account. In addition, trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund, should it trade futures contracts, is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of the Fund's trading might be on foreign markets. In addition, if the Fund chooses to exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position, such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects a Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund's counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are "principals' markets." That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such "counterparty risk" is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm's management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

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When Issued, Forward Commitment and Delayed Settlement Purchases

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act ") (which was passed into law in July 2010), and related regulatory developments, will require the clearing and exchange-trading of many standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC, recently have defined as “swaps”. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant and CFTC approval of contracts for clearing. Additionally, these regulatory changes would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Sub-Adviser Risks

If any Sub-Adviser manages more money in the future, including money raised in this offering, such additional funds could affect its performance or trading strategies. Also, the Sub-Advisers manage other accounts. This increases the competition for the same trades which the relevant Fund makes. There is no assurance that a Fund's trading will generate the same results as any other accounts managed by a Sub-Advisers.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as the a Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or a Sub-Adviser. At that time, the bank or securities dealer

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agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Illiquid and Restricted Securities

Each Fund may each invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Funds might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A and the PORTAL Alliance have produced enhanced liquidity for many restricted securities. The PORTAL Alliance is an open, industry-wide platform to facilitate over-the-counter trading of 144A equity securities and is intended to enhance the liquidity and transparency of 144A equity securities by creating a source for indicative quotes, trade reporting and issuer information for 144A equity securities.

Under guidelines adopted by the Trust's Board, the Fund's Adviser or a Sub-Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser or Sub-Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest

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payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser or Sub-Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSROs") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser or a Sub-Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser (or a Sub-Adviser) to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and obtain the return of securities loaned; (3) the Fund will receive any interest or dividends received on the loaned securities; and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Funds may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

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INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Funds may not:

1. Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry (except the real estate industry in the case of the Altegris/AACA Real Estate Long Short Fund). This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued do not represent interests in any particular "industry " or group of industries, and therefore the 25% concentration restrictions noted above do not apply to such securities. Under normal circumstances, the Altegris/AACA Real Estate Long Short Fund will invest over 25% of its assets in the securities of companies in the real estate industry;

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the fullest extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

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7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities.

The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

1. Invest in any issuer for purposes of exercising control or management;

2. Invest in securities of other investment companies except as permitted under the 1940 Act;

3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders;

4. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (2) on the prior page. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation; or

5. 80% Investment Policy Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, and Altegris/AACA Real Estate Long Short Fund have each adopted an 80% investment policy. The Altegris Equity Long Short Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in particular "equity" investments, as defined in its then-current Prospectus, under normal market conditions. The Altegris Fixed Income Long Short Fund has adopted a policy to invest at least 80% of its assets (defined as assets plus the amount of any borrowing for investment purposes) in particular name-related “fixed income” investments, as defined in its then-current Prospectus, under normal market conditions. The Altegris/AACA real Estate Long Short Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of “real estate” companies and “real estate related” companies, as defined in its then-current Prospectus, under normal market conditions. Shareholders will be provided with at least 60 days’ prior notice of any change in a Fund's 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The Subsidiary of the Altegris Multi-Strategy Alternative Fund, with respect to its investments, will also follow the Altegris Multi-Strategy Alternative Fund's fundamental and non-fundamental investment restrictions, described

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above, as applicable. The Altegris Multi-Alternative Strategy Fund will look through the Subsidiary for purposes of compliance with diversification, leverage and concentration requirements and restrictions.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Funds’ shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

A Fund may, from time-to-time, make available month-end portfolio holdings information on the website www.altegrismutualfunds.com, including as applicable, information about the Fund’s portfolio holdings, investments in Other Investment Companies, securities issued by Underlying Pools, swaps and structured notes, as well as the alternative investment managers accessed through such investments, to the extent applicable. If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-772-5838. The Adviser may also make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, a Fund’s portfolio characteristics data; currency and sector exposures; a Fund’s asset class and instrument exposures; and a Fund’s performance attribution, by posting such information on the website www.altegrismutualfunds.com or upon reasonable request made to the Fund or the Adviser.

The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, a Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser and Sub-Advisers

Personnel of the Adviser and Sub-Advisers, including personnel responsible for managing a Fund's portfolio, may have full daily access to all or a portion of a Fund’s portfolio holdings because that information is necessary in order for the Adviser and Sub-Advisers to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel and each Sub-Adviser's personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC

Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

JPMorgan Chase Bank, N.A

JPMorgan Chase Bank, N.A. is custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Trust.

Deloitte & Touche LLP

Deloitte & Touche LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP

Thompson Hine LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Counsel to Independent Trustees

Counsel to the Fund’s Independent Trustees and its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Fund's portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, a Sub-Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust's Chief Compliance Officer will report periodically to the Board with respect to the Funds’ compliance with the Trust's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the SEC and are available upon request. The Board consists of seven (7) individuals, at least six (6) of whom are not

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"interested persons" (as defined under the 1940 Act) of the Trust, the Adviser, or any Sub-Adviser ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board of Trustees is comprised of Mr. Hertl, five (5) additional Independent Trustees, and one (1) Interested Trustee. Andrew Rogers, the Interested Trustee, is the Chief Executive Officer of Gemini Fund Services, LLC, and President of the Trust. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. Mark H. Taylor, has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University. He serves as a member of two other mutual fund boards

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outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. Andrew Rogers has more than 20 years of experience in the financial services industry and has served as the President of the Trust since 2006. Mr. Rogers is also currently the Chief Executive Officer of Gemini Fund Services, LLC. Prior to joining Gemini Fund Services, LLC, he served in executive roles at J.P. Morgan Chase and Co. and Alliance Capital Management Holdings L.P. as Financial Reporting Manager. Mr. Rogers holds a Bachelor of Science in Accounting. Mark D. Gersten has more than 30 years of experience in the financial services industry, having served in executive roles at AllianceBernstein LP and holding key industry positions at Prudential-Bache Securities and PriceWaterhouseCoopers. He also serves as a member of two other mutual fund boards outside of the Fund Complex. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Like other trustees, his experience has given him a strong understanding of the regulatory framework under which investment companies operate. Mark S. Garbin has more than 30 years of experience in corporate balance sheet and income statement risk management for large asset managers, serving as Managing Principal of Coherent Capital Management LLC since 2007. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. He is both a Chartered Financial Analyst and Professional Risk Manager charterholder and holds advanced degrees in international business. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and their principal occupations over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street Suite 2, Omaha, NE 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119

Two Roads Shared Trust

(since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)

Mark D. Gersten	Trustee	Independent Consultant	119	Schroder Global Series Trust

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Born in 1950	Since 2013	(since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).		(since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

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Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

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** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended December 31, 2015, the Audit Committee held thirteen meetings.

Compensation

Effective January 1, 2016, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $32,162.50 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Previously, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $29,625. In addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $7,262.50 and the Audit Committee Chairman receives a quarterly fee of $5,187.50.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting

The table below details the amount of compensation the Trustees received from the Trust during the twelve months ended December 31, 2015. Each Independent Trustee attended all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

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NAME AND POSITION	AGGREGATE COMPENSATION FROM TRUST **	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST AND FUND COMPLEX*** PAID TO DIRECTORS
Anthony J. Hertl	$147, 538	None	None	$185,000
Gary Lanzen	$119,625	None	None	$150,000
Mark H. Taylor	$139,563	None	None	$236,000
John V. Palancia	$119,625	None	None	$214,000
Andrew Rogers*	None	None	None	None
Mark D. Gersten	$119,625	None	None	$150,000
Mark Garbin	$119,625	None	None	$150,000

* This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

** There are currently multiple series comprising the Trust. Trustees’ fees are allocated equitably among the series in the Trust.

*** The term “Fund Complex” includes the NLFT, NLFT II, NLFT III, NLFT IV, NLVT, and Two Roads Shared Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2015.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark H. Taylor	None	None
John V. Palancia	None	None
Andrew Rogers*	None	None
Mark D. Gersten	None	None
Mark Garbin	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant).

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Management Ownership

As of April 14, 2016, the Trustees and officers, as a group, owned no shares of the Funds and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.

As of April 14, 2016, the following shareholders of record owned 5% or more of a Class of the outstanding shares of each Fund as noted.

Altegris Equity Long Short Fund

Name & Address	Shares	Percentage of Fund
Class A Shares
Pershing LLC	278,418	43.61%
1 Pershing Plaza
Jersey City, NJ 07399

UBS WM USA	43,776	6.86%
1000 Harbor Blvd, 5th Floor
Weehawken, NJ 07086

Class C Shares
Morgan Stanley Smith Barney, LLC	128,700	42.34%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

UBS WM USA	51,230	16.85%
1000 Harbor Blvd, 5th Floor
Weehawken, NJ 07086

Pershing LLC	44,981	14.80%
1 Pershing Plaza
Jersey City, NJ 07399

Class I Shares
JP Morgan FBO	1,334,889	23.16%
4 Chase Metrotech Center
6th Floor
Brooklyn, NY 11245

UBS WM USA	1,068,873	18.54%
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086

Morgan Stanley Smith Barney, LLC	948,270	16.45%
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Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

BNC National Bank	318,973	5.53%
322 East Main Avenue
Bismarck, ND 58501

Class N Shares
FBO Assetmark & Mutual Clients	737,541	49.83%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

Charles Schwab	457,051	30.88%
211 Main Street
San Francisco, CA 94105

Pershing, LLC	110,528	7.47%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Ameritrade Inc.	76,492	5.17%
PO Box 2226
Omaha, NE 68103

Altegris Fixed Income Long Short Fund
Class A Shares
Pershing, LLC	354,435	30.06%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Morgan Stanley Smith Barney, LLC	176,622	14.98%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

Class C Shares
Morgan Stanley Smith Barney, LLC	252,471	40.37%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

Pershing, LLC	159,824	25.55%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Class I Shares
Ameritrade Inc.	1,268,724	21.88%
PO Box 2226
Omaha, NE 68103
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Morgan Stanley Smith Barney, LLC	962,955	16.61%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311

JP Morgan FBO	868,070	14.97%
4 Chase Metrotech Center
6th Floor
Brooklyn, NY 11245

LPL Financial	611,364	10.54%
4707 Executive Drive
San Diego, CA 92121
Altegris Holdings, Inc.	365,663	6.31%
1200 Prospect Street #400
La Jolla, CA 92037

Class N Shares
FBO Assetmark & Mutual Clients	435,073	41.13%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

Charles Schwab	318,587	30.11%
211 Main Street
San Francisco, CA 94105

Pershing, LLC	79,991	7.56%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Altegris Multi-Strategy Alternative Fund
Class A Shares
Pershing, LLC	79,992	57.61%
1 Pershing Plaza
Jersey City, NJ 07399-0002

NFS	14,223	10.24%
20090 Boca West Drive Apt 342
Boca Raton, FL 33434

G870348591	9,055	6.52%
404 Thorny Lane
Glendora, NJ 08029

Robert H. Adams	7,365	5.30%
706 Prospect Place
Neptune, NJ 07753
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Class I Shares
Ameritrade Inc.	394,437	37.45%
PO Box 2226
Omaha, NE 68103

FBO Assetmark & Mutual Clients	172,234	16.35%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

Pershing, LLC	103,055	9.79%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Class N Shares
FBO Assetmark & Mutual Clients	1,177,835	58.39%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

Pershing, LLC	455,134	22.56%
1 Pershing Plaza
Jersey City, NJ 07399-0002

Ameritrade Inc.	245,152	12.15%
PO Box 2226
Omaha, NE 68103

Altegris/AACA Real Estate Long Short Fund
Class A Shares
Pershing, LLC	81,491	26.30%
1 Pershing Plaza
Jersey City, NJ 07399-0002

NFS	33,108	10.69%
Robert A Bernard Revocable Trust
2887 S Ponte Vedra Blvd
Ponte Vedra, FL 32082

Class I Shares
Charles Schwab	2,097,580	23.99%
211 Main Street
San Francisco, CA 94105

Cuna Mutual	957,612	10.95%
5910 Mineral Point Road
Madison, WI 53705

Vallee & Co FBO SG	950,965	10.88%
C/O BNO Harris Bank
11270 West Park Place, Suite 400
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Milwaukee, WI 53224

Maril & Co FBO SG	825,910	9.75%
C/O BMO Harris Bank
11270 West Park Place, Suite 400
Milwaukee, WI 53224

Kentucky Farm Bureau Mutual	781,477	8.94%
9201 Bunsen Parkway
Louisville, KY 40220

Class N Shares
Charles Schwab	85,662	26.38%
211 Main Street
San Francisco, CA 94105

Ameritrade Inc.	72,980	22.47%
PO Box 2226
Omaha, NE 68103

LPL Financial	48,081	14.80%
4707 Executive Drive
San Diego, CA 92121

FBO Assetmark & Mutual Clients	36,110	11.12%
3200 N. Central Ave., 7th Floor
Phoenix, AZ 85012

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser and Advisory Agreement

Altegris Advisors, L.L.C. (the "Adviser"), located at 1200 Prospect Street, Suite 400 La Jolla, CA 92037, serves as investment adviser to the Funds. The Adviser was established in 2010 for the purpose of advising mutual funds. The Adviser is wholly-owned and controlled by (i) private equity funds managed by Aquiline Capital Partners LLC and its affiliates (“Aquiline”), and by Genstar Capital Management, LLC and its affiliates (“Genstar”), and (ii) certain senior management of Altegris and certain of its affiliates. Established in 2005, Aquiline focuses its investments exclusively in the financial services industry. Established in 1988, Genstar focuses its investment efforts across a variety of industries and sectors, including financial services. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Funds’ business affairs. Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust, on behalf of each Funds, the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of each Fund, manages the portfolio investment operations of the Funds.

The Adviser has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolios, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser's duties include setting a Fund's overall investment strategies and asset allocation as well as hiring and supervising sub-advisers.

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Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Funds directly in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Funds and, as such shall, directly, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder; (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions; and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Funds or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was most recently renewed by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on August 19, 2015.

Pursuant to the advisory agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee with respect to each Fund. The advisory fee for Altegris/AACA Real Estate Long Short Fund is paid in accordance with a schedule which includes breakpoints according to the table below.

Portion of Net Assets	Advisory Fee
$1 billion and less	1.50%
Greater than $1 billion and less than or equal to $1.5 billion	1.40%
Greater than $1.5 billion and less than or equal to $2.0 billion	1.30%
Greater than $2.0 billion and less than or equal to $2.5 billion	1.20%
Greater than $2.5 billion and less than or equal to $3.0 billion	1.10%
Greater than $3 billion	1.00%

The advisory fee for Altegris Multi-Strategy Alternative Fund is paid equal in accordance with a schedule which includes breakpoints according to the table below:

Net Assets	Advisory Fee
Investment in other Altegris Funds	waived
Portion of Net Assets not invested in Altegris Funds, subject to Maximum Advisory Fee listed below	1.50%

Portion of Net Assets	Maximum Advisory Fee
$1 billion and less	1.00%
Greater than $1 billion and less than or equal to $1.5 billion	0.93%
Greater than $1.5 billion and less than or equal to $2.0 billion	0.86%
Greater than $2.0 billion and less than or equal to $2.5 billion	0.79%
Greater than $2.5 billion and less than or equal to $3.0 billion	0.72%
Greater than $3 billion	0.65%

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Currently, the advisory fees are 1.75%, 1.75%, and 1.50%, respectively, for the Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, and Altegris/AACA Real Estate Long Short Fund, of each Fund’s average daily net assets. The advisory fee for the Altegris Multi-Strategy Alternative Fund is calculated in accordance with the table above, and currently the maximum advisory fee is 1.00%. The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee with respect to each Fund and to reimburse expenses, other than expenses relating to any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) at least until December 31, 2017, such that net annual fund operating expenses of the Fund do not exceed the percentages in the tables on the following page. Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the end of fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. No reimbursement amount will be paid to the Adviser in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interests of the Fund and its shareholders. Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance.

The following table displays the advisory fees that were paid by the Funds during the fiscal years indicated:

FUND	Advisory Fees Paid	Advisory Fees Waived
Altegris Equity Long Short Fund (fiscal year-end March 31, 2014)	$2,935,954	$318,332
Altegris Fixed Income Long Short Fund (fiscal year-end December 31, 2013)	$482,492	$200,957
Altegris Multi-Strategy Alternative Fund (fiscal year-end December 31, 2013)	$21,886	$21,886

The following table displays the advisory fees that were paid by the Funds during the other fiscal years as indicated:

FUND	Advisory Fees Paid	Advisory Fees Waived
Altegris Equity Long Short Fund (fiscal year-end March 31, 2015)	$2,740,386	$270,016
Altegris Fixed Income Long Short Fund (fiscal year-end December 31, 2014)	$2,282,261	$125,523
Altegris/AACA Real Estate Long Short Fund (fiscal year-end December 31, 2014)	$596,240	$154,841
Altegris Multi-Strategy Alternative Fund (fiscal year-end December 31, 2014)	$12,141	$12,141

The following table displays the advisory fees that were paid by the Funds during the fiscal year ended December 31, 2015:

FUND	Advisory Fees Paid	Advisory Fees Waived
Altegris Equity Long Short Fund	$1,940,116	$137,893
Altegris Fixed Income Long Short Fund	$3,742,416	$129,615

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Altegris/AACA Real Estate Long Short Fund	$1,389,232	$119,892
Altegris Multi-Strategy Alternative Fund	$17,599	$0

Altegris Equity Long Short Fund & Altegris Fixed Income Long Short Fund
FUND CLASS	EXPENSE CAP	MINIMUM DURATION
Class A	2.24%	December 31, 2017
Class C	2.99%	December 31, 2017
Class I	1.99%	December 31, 2017
Class N	2.24%	December 31, 2017
Altegris/AACA Real Estate Long Short Fund
FUND CLASS	EXPENSE CAP	MINIMUM DURATION
Class A	1.80%	December 31, 2017
Class C	2.55%	December 31, 2017
Class I	1.55%	December 31, 2017
Class N	1.80%	December 31, 2017
Altegris Multi-Strategy Alternative Fund
FUND CLASS	EXPENSE CAP	MINIMUM DURATION
Class A	0.85%	December 31, 2017
Class C	1.60%	December 31, 2017
Class I	0.60%	December 31, 2017
Class N	0.85%	December 31, 2017

The Adviser may be terminated by the Trust’s Board of Trustees or a majority of Fund shareholders, on 60 days’ written notice to the Adviser. A discussion regarding the basis for the Board of Trustees’ approval of each advisory and sub-advisory agreement with respect to the Funds is available in the Funds’ annual or semi-annual reports.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled ("The Distributor"); (c) the fees and certain

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expenses of the Custodian (as defined under the section entitled "Custodian") and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees' meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement continued in effect for two years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of a Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Advisers and Sub-Advisory Agreements

The Adviser has (i) engaged Harvest Capital Strategies, LLC, Visium Asset Management, LP, Chilton Investment Company, LLC, and Convector Capital Management, LP, to serve as Sub-Advisers to the Altegris Equity Long Short Fund, (ii) engaged RockView Management LLC and MAST Capital Management, LLC to serve as Sub-Advisers to the Altegris Fixed Income Long Short Fund, and (iii) engaged American Assets Capital Advisers, LLC, to serve as Sub-Adviser to the Altegris/AACA Real Estate Long Short Fund. Harvest is deemed not to be controlled by any entity or person because the shares of its ultimate parent, JMP Group, Inc., are owned by shareholders, none of whom has more than 25% of its voting shares. Visium is deemed to be controlled by Jacob Gottlieb through his ownership of a majority of the voting interests in JG Asset, LLC, the general partner of Visium. Chilton is deemed to be controlled by Richard L. Chilton, Jr. through direct and indirect ownership of controlling interests in Chilton and its affiliates. Convector is deemed to be controlled by Emmanuel Ferreira through direct and indirect ownership of controlling interests in Convector. RockView is deemed to be controlled by Kevin Schweitzer through direct and indirect ownership of over 25% of the voting interests in RockView. MAST is beneficially owned and controlled by David Joseph Steinberg. American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA, also served as the general partner and investment manager of American Assets Real Estate Securities, L.P. (“Predecessor Fund”). AACA is owned by Soledad Realty Capital, Inc. and American Assets Investment Management, LLC, and indirectly controlled by Burland B. East III and Ernest Rady, by virtue of his control of the Ernest Rady Trust.

Each Sub-Adviser is responsible for selecting investments and assuring that investments are made according to the relevant Fund's investment objective(s), policies and restrictions.

Each Sub-Advisory Agreement provides that the Sub-Adviser will formulate and implement a continuous investment program for the relevant Fund, in accordance with the Fund's objective(s), policies and limitations and any investment guidelines established by the Adviser. Each Sub-Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or

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exchanged by the Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. Each Sub-Adviser is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the respective Sub-Advisory Agreement. Pursuant to the relevant Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee on its portion of the Fund's average daily net assets. The Sub-Advisers are paid by the Adviser, not the Funds.

Each Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated without penalty at any time by the Adviser or the Sub-Adviser on 60 days written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Adviser, each Sub-Adviser and the Distributor, have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust's Code the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a separate Code, which applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board's continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of a Fund and its shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser's Proxy Policies, or the proxy policies of the Adviser's designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that each Sub-Adviser will vote all proxies that are received on the Fund's behalf with respect to assets managed by the relevant Sub-Adviser.

Where a proxy proposal raises a material conflict between the Adviser's or a Sub-Adviser's interests and a Fund's interests, the Adviser or Sub-Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser or Sub-Adviser will abstain from voting the securities held by that client's account. A copy of the Adviser’s and each Sub-Adviser's proxy voting policies are attached hereto as Appendix A.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ending June 30 are available (1) without charge, upon request,

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by calling Funds at 1.877.772.5838; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1.877.772.5838 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of each Fund's shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the affected Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended December 31, 2013 for each of the Altegris Fixed Income Fund, Altegris/AACA real Estate Long Short Fund and Altegris Multi-Strategy Fund, and the fiscal year ended March 31, 2014 for the Altegris Equity Long Short Fund:

FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Altegris Equity Long Short Fund	$261	$0	$0	$0
Altegris Fixed Income Long Short Fund	$2,231	$0	$0	$0
Altegris/AACA Real Estate Long Short Fund	-	-	-	-
Altegris Multi-Strategy Alternatives Fund	$1,722	$0	$0	$0

* The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

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The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended December 31, 2014 for each of the Altegris Fixed Income Fund, Altegris/AACA real Estate Long Short Fund, and Altegris Multi-Strategy Fund, and the fiscal year ended March 31, 2015 for the Altegris Equity Long Short Fund:

FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Altegris Equity Long Short Fund	$4,712	$0	$0	$0
Altegris Fixed Income Long Short Fund	$0	$0	$0	$0
Altegris/AACA Real Estate Long Short Fund	$0	$0	$0	$0
Altegris Multi-Strategy Alternatives Fund	$15,787	$0	$0	$0

* The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended December 31, 2015:

FUND	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTIONS AND REPURCHASES	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Altegris Equity Long Short Fund	$1,251	$0	$0	$0
Altegris Fixed Income Long Short Fund	$727	$0	$0	$0
Altegris/AACA Real Estate Long Short Fund	$3,996	$0	$0	$0
Altegris Multi-Strategy Alternatives Fund	$429	$0	$0	$0

* The Distributor also received 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plans”.

Rule 12b-1 Plans

The Trust, on behalf of the Funds, has adopted the Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for the each Fund's Class A, Class C, and Class N shares (the

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"Plans") pursuant to which the Fund pays fees to the Distributor for providing distribution and/or shareholder services to the respective Share Class of the Fund. Under the Plans, Class A, Class C, and Class N shares of the Fund may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25%, 1.00% and 0.25% for Class A, Class C and Class N shares, respectively of the Fund's average net assets attributable to the relevant class as compensation for the Distributor providing account maintenance and distribution services to shareholders. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of each Fund’s Class A, Class C, and Class N shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The following table displays the allocated distribution related fees pursuant to the Class A 12b-1 Plan the Funds paid during the fiscal year-ended December 31, 2015:

	Altegris Equity Long Short Fund	Altegris Fixed Income Long Short Fund	Altegris/AACA Real Estate Long Short Fund	Altegris Multi-Strategy Alternative Fund
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$1,285	$1,923	$433	$316
Payment to dealers	$5,953	$33,294	$9,602	$1,943
Compensation to sales personnel	None	None	None	None
Other	$8,490	$13,047	$2,772	$2,1267
Total	$15,728	$48,264	$12,807	$4,386

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The following table displays the allocated distribution related fees pursuant to the Class C 12b-1 Plan the Funds paid during the fiscal year-ended December 31, 2015:

	Altegris Equity Long Short Fund	Altegris Fixed Income Long Short Fund	Altegris/AACA Real Estate Long Short Fund	Altegris Multi-Strategy Alternative Fund
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$2,936	$14,861	None	None
Payment to dealers	$1,293	$12,863	None	None
Compensation to sales personnel	None	None	None	None
Other	$19,281	$101,222	None	None
Total	$23,510	$128,946	None	None

The following table displays the allocated distribution related fees pursuant to the Class N 12b-1 Plan the Funds paid during the fiscal year-ended December 31, 2015:

	Altegris Equity Long Short Fund	Altegris Fixed Income Long Short Fund	Altegris/AACA Real Estate Long Short Fund	Altegris Multi-Strategy Alternative Fund
Advertising/Marketing	None	None	None	None
Printing/Postage	None	None	None	None
Payment to distributor	$3,204	$5,731	$2,065	$5,900
Payment to dealers	$6,430	$7,708	$3,080	$32,910
Compensation to sales personnel	None	None	None	None
Other	$22,306	$38,706	$14,213	$41,996
Total	$31,940	$52,145	$19,358	$80,806

The initial term of the each Plan was one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not "interested persons" of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan ("Rule 12b-1 Trustees") by votes cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plans may not be amended to increase materially the amount of the Distributor's compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of

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the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Additional Compensation to Financial Intermediaries

Set forth below is a list of the member firms of the Financial Industry Regulatory Authority (“FINRA”) to which the Adviser or certain of its affiliates made payments out of their revenues in connection with the sale and distribution of the Fund’s shares or for services to the Fund and its shareholders. Such payments are in addition to any 12b-1 Plan fees paid to such FINRA member firms. The level of additional compensation payments made to these firms will vary, may be limited to specific share classes and can include various initial and on-going payments. The payments are discussed in detail in the Prospectus under the title “Additional Compensation to Financial Intermediaries.”

As of the date of this Statement of Additional Information, the Adviser and/or the Funds had entered into arrangements with the following FINRA member firms: Ameriprise Financial Services Inc., Charles Schwab & Co. Inc., Cetera Financial Group, Inc., Fidelity, LPL Financial, Merrill Lynch, Morgan Stanley Smith Barney, National Financial Services, Pershing LLC, RBC Capital Markets Corporation, TD Ameritrade, Inc., UBS Financial Services, and Millennium Wave Securities. Inclusion on this list does not imply that the additional compensation paid to such firms necessarily constitutes “special cash compensation” as defined by FINRA Conduct Rule 2830. This list will be updated annually and interim arrangements may not be reflected. The Adviser and the Fund assume no duty to notify any investor whether a firm through which he/she invests should be included on any such listing. Investors are encouraged to review the prospectus for any other compensation arrangements pertaining to the distribution of Fund shares. Investors are also encouraged to ask their financial intermediary what compensation that person or the relevant firm may be receiving for the investor’s investment in the Fund.

PORTFOLIO MANAGERS

Eric Bundonis (Altegris Equity Long Short Fund, Altegris and Fixed Income Long Short Fund, Edgardo Goldaracena (Altegris Equity Long Short and Altegris Multi-Strategy Alternative Fund), Antolin Garza (Altegris Fixed Income Long Short and Altegris Multi-Strategy Alternative Fund), and Lara Magnusen (Altegris Multi-Strategy Alternative Fund) each of the Adviser, are portfolio managers of such Funds. The Sub-Adviser portfolio managers are Kelly Wiesbrock of Harvest; and Robert Kim of Visium; Richard L. Chilton, Jr. of Chilton; and Emmanuel Ferreira of Convector (Altegris Equity Long Short Fund), Kevin Schweitzer of RockView, and David Steinberg and Peter Reed of MAST (Altegris Fixed Income Long Short Fund). Burland B. East III is the portfolio manager of Altegris/AACA Real Estate Long Short Fund. As of December 31, 2015, they were responsible for the portfolio management of the following types of accounts in addition to the Funds:

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Adviser Portfolio Managers

ERIC BUNDONIS (Equity Long Short and Fixed Income Long Short)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	4	$861,671	0	$0
Other Pooled Investment Vehicles	27	$1,149	0	$0
Other Accounts	0	$0	0	$0

EDGARDO GOLDARACENA (Altegris Equity Long Short Fund and Altegris Multi-Strategy Alternative Fund)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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ANTOLIN GARZA (Altegris Fixed Income Long Short Fund and Altegris Multi-Strategy Alternative Fund)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
LARA MAGNUSEN (Multi-Strategy Alternative)
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	24	$1,149	0	$0
Other Accounts	0	$0	0	$0

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Sub-Adviser Portfolio Managers

Harvest

KELLY WIESBROCK
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	1	$42	0	$0
Other Pooled Investment Vehicles	2	$59	2	$59
Other Accounts	2	$35	2	$35

Visium

ROBERT KIM
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$41.6	1	$41.6
Other Accounts	1	$46.6	1	$46.6

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Chilton

RICHARD L. CHILTON, Jr.
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	6	$262	0	$0
Other Pooled Investment Vehicles	17	$1,292	9	$1,053
Other Accounts	227	$1,222	2	$441

Convector

Emmanuel Ferreira
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE (IN MILLIONS)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$59	0	$0
Other Accounts	1	$80	0	$0

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RockView

KEVIN SCHWEITZER
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$32.3	2	$18.8
Other Accounts	0	$0	0	$0

MAST

DAVID STEINBERG
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	2	$17	0	$0
Other Pooled Investment Vehicles	11	$1,045	11	$1,045
Other Accounts	1	$15	1	$15
PETER REED
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	2	$17	0	$0
Other Pooled Investment Vehicles	11	$1,045	11	$1,045
Other Accounts	1	$15	1	$15

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AACA

BURLAND B. EAST III
OTHER ACCOUNTS BY TYPE	TOTAL NUMBER OF ACCOUNTS BY ACCOUNT TYPE	TOTAL ASSETS BY ACCOUNT TYPE (IN MILLIONS)	NUMBER OF ACCOUNTS BY TYPE SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS BY ACCOUNT TYPE SUBJECT TO A PERFORMANCE FEE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$11.87	0	$0

Conflicts of Interest

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Funds or Adviser, respectively, or it may receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for each Portfolio Manager.

The Adviser, and each of the Sub-Advisers, manage, or may in the future manage, multiple client accounts and, as such, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser or each Sub-Adviser may receive fees from certain client accounts that are higher than the fee it receives from the Funds, or it may receive a performance-based fee on certain accounts.

Altegris will attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, Altegris may recommend or cause a client to invest in a security in which another client of Altegris has an ownership position. Altegris has adopted certain procedures intended to treat all client accounts in a fair and equitable manner. To the extent that Altegris seeks to purchase or sell the same security for multiple client accounts, Altegris may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements. When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions. Each participating account will receive the average share price for the bunched order on the same business day. Each Sub-Adviser employs substantially similar methods to attempt to avoid conflicts of interest that may arise as a result of the management of multiple client accounts.

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Compensation

Adviser

For services as a Portfolio Manager to the Funds, Mr. Eric Bundonis receives a salary and a discretionary bonus from the Adviser. Each of Messrs. Murphy and Mr. Bundonis also has an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based on the future profitability of the Adviser and its affiliates. Messrs. Goldaracena and Garza each receive a salary and discretionary bonus from the Adviser. Ms. Magnusen receives a salary and discretionary bonus from the Adviser; she also has an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates.

Harvest

For services as portfolio manager to the Fund, Mr. Wiesbrock is compensated through a combination of base salary, deferred compensation and discretionary bonus.

Visium

For services as a portfolio manager to the Fund, Mr. Kim is compensated through a combination of base salary, deferred compensation and a formulaic bonus.

Chilton

For services as a portfolio manager to the Fund, Mr. Chilton is compensated through a combination of base salary, formulaic bonus, deferred compensation and equity participation in the Sub-Adviser.

Convector

For services as a portfolio manager to the Fund, Mr. Ferreira receives a base salary from Convector Capital Management, LP. Mr. Ferreira has equity interests both directly and indirectly through a privately-held entity that controls Convector and participates in the net income of Convector.

RockView

For services as portfolio manager to the Fund, Mr. Schweitzer receives a salary for the work performed on behalf of RockView. As the sole owner of RockView, Mr. Schweitzer also receives any excess profits of the Sub-Adviser.

MAST

Mr. Steinberg receives a percentage of the management fee and incentive compensation earned by MAST from the funds under its management.  Mr. Reed receives a salary and a bonus based on a percentage of the incentive compensation earned by MAST from the funds under its management.

AACA

For services as portfolio manager to the Altegris/AACA Real Estate Long Short Fund, Mr. East is compensated through a combination of salary and future profitability of the Sub-Adviser’s real estate related strategies.

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Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in each Fund as of December 31, 2015:

NAME OF PORTFOLIO MANGER	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
Altegris Equity Long Short Fund

Eric Bundonis Edgardo Goldaracena	None None
Kelly Wiesbrock	None
Robert Kim	None
Richard L. Chilton, Jr.	None
Emmanuel Ferreira	None

Altegris Fixed Income Long Short Fund

Eric Bundonis	$100,001-$500,000
Antolin Garza	None
Kevin Schweitzer	None
David Steinberg	None
Peter Reed	None
Altegris/AACA Real Estate Long Short Fund

Burland B. East III	$500,001-$1,000,000
Altegris Multi-Strategy Alternative Fund

Edgardo Goldaracena	None

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Antolin Garza	None
Lara Magnusen	$100,001-$500,000

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARY

The Altegris Multi-Strategy Alternative Fund may invest up to 25% of its total assets in the AMSA Fund Limited (“Subsidiary”).  It is expected that the Subsidiary would invest through Underlying Pool investments, swaps contracts and structured notes, primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is organized under the laws of the Cayman Islands, whose registered office address, c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The Subsidiary has not commenced operations. The Subsidiary's affairs are overseen by a board of directors consisting of the following directors:

Directors

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years
Anthony J. Hertl 1950	Director since March 2014	Consultant to small and emerging businesses (since 2000).
Gary W. Lanzen 1954	Director since March 2014	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).
Mark H. Taylor 1964	Director since March 2014	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).
John V. Palancia 1954	Director since March 2014	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).
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Mark D. Gersten 1950	Director since March 2014	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).
Mark Garbin 1951	Director since March 2014	Managing Principal, Coherent Capital Management LLC (since 2007).

The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary's portfolio. The Subsidiary may also entered into arrangements with Deloitte & Touche LLP to serve as the Subsidiary's independent auditor, with JPMorgan Chase Bank to serve as the Subsidiary's custodian, and with Gemini Fund Services, LLC to serve as the Subsidiary's sub-transfer agent upon commencing operations.  The Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Fund. The Fund's Chief Compliance Officer will oversee implementation of the Subsidiary's policies and procedures, and make periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The Altegris Multi-Strategy Alternative Fund pays the Adviser a fee for its services. The Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee (if any) paid to the Adviser by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Adviser unless the Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets. It is also anticipated that the Fund's own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund's investment in the Subsidiary will not result in the Fund's paying duplicative fees for similar services provided to the Fund and Subsidiary.

Subsidiary Disclosure

The use of Financial Instruments by the Multi-Strategy Alternative Fund is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. The Fund is a commodity pool subject to regulation under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Advisor may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus and SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Please refer to the section in this Statement of Additional Information titled "Tax Status – Wholly Owned Subsidiary" for information about certain tax aspects of the Fund's investment in the Subsidiary.

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ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Funds are made by the Portfolio Managers who are employees of the Adviser or portfolio manager of a Sub-Adviser. The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Adviser or a Sub-Adviser for a Fund's use. Such allocation is to be in such amounts and proportions as the Adviser or a Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or a Sub-Adviser will take a series of factors, such as but not limited to the following, into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser or a Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Funds. In allocating portfolio brokerage, the Adviser or a Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser or a Sub-Adviser exercises investment discretion. Some of the services received as the result of Funds transactions may primarily benefit accounts other than the Funds, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Funds. An affiliated person of the Funds may serve as its broker on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended

December 31, 2013, or March 31, 2014 in the case of the Altegris Equity Long Short Fund:

FUND	Brokerage Commissions
Altegris Equity Long Short Fund	$0
Altegris Fixed Income Long Short Fund	$11,669
Altegris/AACA Real Estate Long Short Fund	N/A
Altegris Multi-Strategy Alternative Fund	$0

The following table displays the brokerage commissions paid by the Funds for the fiscal year ended

December 31, 2014, or March 31, 2015 in the case of the Altegris Equity Long Short Fund:

FUND	Brokerage Commissions
Altegris Equity Long Short Fund	$632,257
Altegris Fixed Income Long Short Fund	$6,872
Altegris/AACA Real Estate Long Short Fund	$162,157
Altegris Multi-Strategy Alternative Fund	$0

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The following table displays the brokerage commissions paid by the Funds for the fiscal year ended

December 31, 2015:

FUND	Brokerage Commissions
Altegris Equity Long Short Fund	$449,111
Altegris Fixed Income Long Short Fund	$5,427
Altegris/AACA Real Estate Long Short Fund	$304,336
Altegris Multi-Strategy Alternative Fund	$0

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Funds during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.

The following table displays the portfolio turnover rates for the Funds for the twelve months ended December 31, 2013:

FUND	Portfolio Turnover Rates
Altegris Equity Long Short Fund (fiscal year-end March 31, 2014)	432%
Altegris Fixed Income Long Short Fund	71%
Altegris/AACA Real Estate Long Short Fund	N/A
Altegris Multi-Strategy Alternative Fund	21%

The following table displays the portfolio turnover rates for the Funds for the twelve months ended December 31, 2014:

FUND	Portfolio Turnover Rates
Altegris Equity Long Short Fund (fiscal year ended March 31, 2015)	330%
Altegris Fixed Income Long Short Fund	74%
Altegris/AACA Real Estate Long Short Fund	53%
Altegris Multi-Strategy Alternative Fund	28%

The following table displays the portfolio turnover rates for the Funds for the fiscal year ended December 31, 2015:

FUND	Portfolio Turnover Rates
Altegris Equity Long Short Fund	281%
Altegris Fixed Income Long Short Fund	323%
Altegris/AACA Real Estate Long Short Fund	70%
Altegris Multi-Strategy Alternative Fund	19%

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OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC ("GFS"), which has its principal office at 80 Arkay Drive, Suite 110 Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the "Agreement") with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on June 22, 2011 and remained in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Funds; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS) and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to each Fund by GFS, the Fund pays GFS a fee equal to the greater of $40,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets, 0.06% on next $250 million of net assets, 0.04% on the next $500 million of net assets, 0.03% on the next $1 billion of net assets and 0.02% on net assets greater than $2 billion. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal year ended March 31, 2014 the Altegris Equity Long Short Fund paid $77,930 for administrative fees. For the fiscal year ended December 31, 2015, the Altegris Equity Long Short Fund paid

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$60,524 for administrative fees. During the fiscal period ended December 31, 2013, the Altegris Fixed Income Long Short Fund paid $21,159 for administrative fees. During the fiscal period ended December 31, 2014, the Altegris Fixed Income Long Short Fund paid $88,657 for administrative fees. During the fiscal period ended December 31, 2015, the Fund paid $130,029 for administrative fees. During the fiscal period ended December 31, 2014, the Altegris/AACA Real Estate Long Short Fund paid $22,835 for administrative fees. During the fiscal year ended December 31, 2015, the Altegris/AACA Real Estate Long Short Fund paid $57,063 for administrative fees. During the fiscal period ended December 31, 2013, the Altegris Multi-Strategy Alternative Fund paid $2,775 for administrative fees. During the fiscal year ended December 31, 2014, the Altegris Multi-Strategy Alternative Fund paid $22,578 for administrative fees. During the fiscal year ended December 31, 2015, the Fund paid $25,749 for administrative fees. GFS, also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund accounting services rendered to the Funds by the Agreement, the Funds pays GFS, during its first year of operations, an annual fee of $27,000 per fund portfolio, plus, after the first year, $6,000 for each additional share class above one; plus $6,000 for bond fund charges; plus 0.02% on net assets of $25 million to $100 million, 0.01% on net assets of $100 million to $500 million and 0.005% on net assets greater than $500 million. Discounts are based on service fee minimums only. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period ended March 31, 2013 the Altegris Equity Long Short Fund paid $37,987 for fund accounting fees. For the fiscal year ended March 31, 2014 the Altegris Equity Long Short Fund paid $20,607 for fund accounting fees. For the fiscal year ended December 31, 2015, the Altegris Equity Long Short Fund paid $17,796 for fund accounting fees. During the fiscal period ended December 31, 2013, the Altegris Fixed Income Long Short Fund paid $12,372 for fund accounting fees. During the fiscal period ended December 31, 2014, the Altegris Fixed Income Long Short Fund paid $22,545 for fund accounting fees. During the fiscal period ended December 31, 2015, the Altegris Fixed Income Long Short Fund paid $28,551 for fund accounting fees. During the fiscal period ended December 31, 2014, the Altegris /AACA Real Estate Long Short Fund paid $12,758 for fund accounting fees. During the fiscal period ended December 31, 2015, the Altegris /AACA Real Estate Long Short Fund paid $14,833 for fund accounting fees. During the fiscal period ended December 31, 2013, the Altegris Multi-Strategy Alternative Fund paid $11,518 for fund accounting fees. During the fiscal year ended Altegris Multi-Strategy Alternative December 31, 2014, the Altegris Multi-Strategy Alternative Fund paid $11,066 for fund accounting fees. During the fiscal year ended December 31, 2015, the Altegris Multi-Strategy Alternative Fund paid $13,385 for fund accounting fees

GFS, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer-agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, during its first year of operations, each Fund pays GFS an annual fee equal to the greater of $15,000 per share class or $14 per open account and $2.00 per closed account. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal year ended March 31, 2014 the Altegris Equity Long Short Fund paid $53,601 for transfer agency fees. For the fiscal year ended December 31, 2015, the Altegris Equity Long Short Fund paid $45,834 for transfer agency fees. During the fiscal period ended December 31, 2013, the Altegris Fixed Income Long Short Fund paid $35,051 for transfer agent fees. During the fiscal year ended December 31, 2014, the Altegris Fixed Income Long Short Fund paid $55,332 for transfer agent fees. During the fiscal year ended December 31, 2015, the Altegris Fixed Income Long Short Fund paid $73,070 for transfer agent fees. During the fiscal period ended December 31, 2014, the

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Altegris/AACA Real Estate Long Short Fund paid $38,247 for transfer agent fees. During the fiscal year ended December 31, 2015, the Altegris/AACA Real Estate Long Short Fund paid $62,161 for transfer agent fees. During the fiscal period ended December 31, 2013, the Altegris Multi-Strategy Alternative Fund paid $33,271 for transfer agent fees. During the fiscal year ended December 31, 2014, the Altegris Multi-Strategy Alternative Fund paid $41,800 for transfer agent fees. During the fiscal year ended December 31, 2015, the Altegris Multi-Strategy Alternative Fund paid $41,000 for transfer agent fees

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017 (the "Custodian") serves as the custodian of the Funds’ assets pursuant to a custody agreement (the "Custody Agreement") by and between the Custodian and the Trust on behalf of the Funds. The Custodian's responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser or a Sub-Adviser. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC ("NLCS"), 17605 Wright Street, Suite 2, Omaha, NE 68130, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pays NLCS a one-time fee of $2,500, plus an annual fee, based on Fund assets, ranging from $13,500 (net assets of $50 million or less) to $31,500 (net assets over $1 billion). The Fund also pays NLCS for any out-of-pocket expenses.

The following table displays compliance officer fees paid to NLCS for the twelve months ended December 31:

FUND	Compliance Officer Fees
	2015	2014	2013
Altegris Equity Long Short Fund	$14,950	$12,343	$6,860
Altegris Fixed Income Long Short Fund	$27,591	$15,162	$6,121
Altegris/AACA Real Estate Long Short Fund	$10,264	$7,213	-
Altegris Multi-Strategy Alternative Fund	$6,517	$569	$3,409

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

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The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust's secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Funds.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security's value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before a Fund calculates its NAV, securities will be valued at their fair market value as determined in good faith by the Adviser and/or Sub-Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In this respect, the Adviser and/or relevant Sub-Adviser participates in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator and auditors, and in some cases certain service providers to the issuers of securities subject to the fair valuation. This process is tested and subject to ongoing and periodic monitoring by the Adviser, the Fund’s administrator, and the Board as described below.

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In cases where a fair valuation of securities is applied, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds and the Adviser may use independent pricing services to assist in calculating the value of the Fund's securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange ("NYSE"). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

As a result of the Fund’s investment, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day. Domestic fixed income and foreign fixed income securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The team may also enlist third party consultants such as an audit firm or financial

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officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. The fair value team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or Sub-Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser or Sub-Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser or Sub-Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser or Sub-Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser or Sub-Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

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Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by the fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at net asset value per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next-determined net asset value per share plus sales charges, if any.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned is not reasonably practicable or it is not reasonably practicable for the Fund to fairly to determine the value of net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

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(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Deferred Sales Charge – Class A and C Shares

A deferred sales charge of up to 1% may be applied to Class A shares redeemed or exchanged for Class C shares within 18 months of purchase if the initial sales charge has been waived and the Fund's Distributor has paid authorized broker-dealers a commission for selling Funds shares. The deferred sales charge will equal the amount of the commissions paid on those shares redeemed. A deferred sales charge of up to 1% may be applied to Class C shares redeemed or exchanges for Class I Shares within one year of purchase.

Redemption Fees

A redemption fee of 1% of the amount redeemed is assessed on shares that have been redeemed within 30 days of purchase.

Waivers of Redemption Fees: The Funds have elected not to impose the redemption fee for:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs ("wrap programs") that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan including the Fund's systematic withdrawal plan;
•	involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Fund's or the Adviser's Chief Compliance Officer.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Funds.

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The Funds intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Funds should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

At December 31, 2015, the Funds had capital loss carry forwards for Federal Income Tax purposes available to offset future capital gains as follows:

Non-Expiring
Fund	Short-Term	Long-Term	Total
Fixed Income Long Short Fund	$7,019,589	$1,183,704	$8,203,293

The Funds intend to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer); and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Funds control and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Funds fail to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Funds would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders,

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whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Funds are subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing the gains by the amount of any available capital loss carry forwards. As of March 31, 2015, the Fund has $0 in capital loss carry forwards available to offset any future gains.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of Funds shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and also are subject to these reporting requirements.

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Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Funds shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Funds are notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Other Reporting and Withholding Requirements

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Funds’ shares paid by the Funds after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Funds with appropriate certifications or other documentation concerning its status under FATCA.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund shares.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Funds, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Funds, defer losses to the Funds, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares; and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Funds could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

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Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Funds to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Funds may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Funds also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Funds may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro-rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro-rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Funds’, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Funds. The

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foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-in-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Funds holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Funds may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Funds may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Funds actually receive. Such distributions may be made from the cash assets of the Funds or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Funds may realize gains or losses from such liquidations. In the event the Funds realize net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds have selected Deloitte & Touche LLP, located at 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92636, as their independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, and (ii) other audit-related tax services.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The audited financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Funds for the fiscal year ended December 31, 2015. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-772-5838.

The Altegris Equity Long Short Fund has elected a new fiscal year-end, to be effective as of December 31, 2015.

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APPENDIX A: PROXY VOTING POLICIES AND PROCEDURES

Summary of Each Sub-Adviser’s Proxy Voting Policies and Procedures

HARVEST (“HCS”) PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

As an investment adviser, HCS must treat voting rights as to securities held in clients’ portfolios in a manner that is in those clients’ best interests (only separate account clients and the Funds – and not investors in those Funds – are considered HCS’s clients).

COMPLIANCE PROCEDURES

A. Procedure for Voting Proxies

As to any proxy solicitation relating to securities held in clients’ portfolios, the relevant portfolio manager will determine whether it is in the relevant clients’ best interests for HCS to exercise their voting rights. Our guidelines generally provide that proxies be voted in accordance with management recommendations. However, our portfolio managers have discretion to deviate from such guidelines. If the relevant portfolio manager determines that it is appropriate to exercise voting rights differently in a particular instance, the portfolio manager will make a determination as to how to vote that proxy. HCS may consider some of the following when making its voting decision.

i. Long Term Holdings. Where the purpose of holding a security relates to its growth or value over an extended period of time, voting proxies as to the security may further this purpose. HCS will evaluate on a case-by-case basis whether, under the circumstances, it is likely to be in clients’ best interest to exercise voting rights as to the security. HCS will consider a variety of factors, including its reasons for buying the security, the nature of the proxy proposals and the estimated time the clients will continue to hold the security.

ii. Examples of Limitations. Some circumstances in which HCS may refrain from voting include:

1. Short Term Trading Positions: HCS’s activities include, as a substantial part of its portfolio management activities, buying and selling on a short-term basis to take advantage of market opportunities without regard for (i) the potential for long-term appreciation or (ii) the development and maintenance of successful business strategies of corporate issuers. As to securities bought for these purposes, it will rarely be in clients’ best interests for HCS to devote significant resources to assessing issues presented for shareholder vote and to casting votes.

2. Limited Holding Period. There may be circumstances in which clients will hold a security for only a brief period following the issuer’s annual meeting, or in which clients will not hold the stock at the time that the actions as to which the proxy proposals relate take effect. In those cases, HCS likely would not vote proxies as to the security.

3. Limited Value: For reasons other than those specified above, HCS may conclude that a client’s economic interest in the proposal or the value of the portfolio holding is insignificant relative to the overall portfolio.

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4. Unjustifiable Cost: HCS may determine that the cost of voting (including nonobjective costs) on a proxy proposal would likely exceed the value of any anticipated benefits of approving or defeating the proposal. As an extreme example, if a vote may only be cast in person at a meeting to be held in a foreign jurisdiction, the cost of casting any vote may far outweigh the benefit. Particularly for small positions, even significantly less extreme costs and required effort may outweigh the potential benefit of voting.

5. Impracticability: Particularly as to securities issued by companies in emerging market countries, the timing of receipt and/or the mechanics of voting may make it impracticable to vote.

6. Securities Lent: HCS will not have voting discretion if HCS has lent securities (which, therefore, have been transferred into the borrower’s name) and has not recalled those securities as of the record date or the vote date relating to the proxy proposals appurtenant to those securities. In these circumstances, the borrower (rather than HCS) will have discretion as to whether to vote the securities. In unusual circumstances, where a portfolio manager determines that a vote is of material economic interest to the client and that a vote can be rendered in a timely manner, HCS may recall the security in order to vote it.

7. Terminated Account: HCS may decline to exercise voting discretion in circumstances where HCS has received or delivered a notice of termination of its investment management agreement with a client, even if HCS retains trading authority for a transitional period.

8. Client Provides Voting Instructions: If a client has provided specific voting instructions in writing as to its proxies, HCS will vote the proxies accordingly, provided that doing so will not violate any other procedure herein.

9. Client Maintains Voting Authority: The client, rather than HCS, will vote proxies in circumstances where that client has specified in writing (either as part of an investment management agreement or in a separate instruction) that it will maintain the authority to vote proxies or that it has delegated the right to a third party.

iii. If HCS determines not to vote proxies in particular instances, it will maintain a record of the reasons for that decision.

B. Conflicts of Interest

We recognize that, in certain circumstances, we may face conflicts of interest in making decisions as to how proxies should be voted. These circumstances include proxy solicitations by issuers with whom we or its affiliates, including JMP Group (or any of its subsidiaries), or our individual portfolio managers, have material business relationships that are known to HCS.

Our Chief Compliance Officer generally monitors the potential for conflicts of interest with respect to proxy voting, particularly with respect to proxies: (i) for issuers in which we, our Funds or our Separately Managed Accounts are deemed to have “beneficial ownership” that exceeds 5% and that is reportable under Section 13 of the Exchange Act of 1934, as amended; and (ii) for issuers involved in transactions where JMP Group (or any of its subsidiaries) is known to be acting as a financial adviser or other financial intermediary, or to have other material business relationships.

If a conflict of interest with respect to a proxy vote is identified, we will not vote the proxy until it has been determined that the conflict of interest is not material, or we take appropriate steps to resolve the conflict of interest. Our Chief Compliance Officer will determine whether a conflict of interest is material. Materiality determinations will be based on an assessment of the particular facts and circumstances. If our Chief

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Compliance Officer determines that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders;
•	Causing the proxies to be voted in accordance with the recommendations of an independent service provider that we may use to assist it in voting proxies;
•	Disclosing the conflict to the client and obtaining the client’s consent before voting; or
•	Such other method as is deemed appropriate under the circumstances, given the nature of the conflict

Our Chief Compliance Officer maintains a written record of the method used to resolve all material conflicts of interest arising with respect to proxy votes.

C. Materials Available to Clients

HCS’s proxy voting policy and procedures are described in its Form ADV. HCS and/or the relevant Funds have notified each client and each Fund investor that they will be provided, upon their written request and without charge, copies of this policy and procedures, together with information concerning HCS’s proxy votes on clients’ behalf.

D. Recordkeeping

HCS will maintain the following records (other than proxy statements on file with the SEC’s EDGAR system) in accordance with its Books and Records Retention Policy and Procedures:

i. Copies of HCS’s Proxy Voting Policy and Procedures and any amendments thereto.

ii. Proxy statements received regarding client securities.

iii. Records of votes cast on behalf of clients.

iv. Records of written client and investor requests for proxy voting information and HCS’s written responses to any such written or oral client or investor request.

v. Any documents HCS has prepared that were material to making a decision as to how to vote proxies or that memorialized the basis for that decision, including documents memorializing decisions not to vote proxies, or to vote contrary to the guidelines set forth in the Appendix.

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VISIUM PROXY VOTING PROCEDURES

A. General

As a fiduciary, an investment adviser with proxy voting authority has a duty to vote proxies in the best interest of clients. Rule 206(4)-6 under the Advisers Act (the "Proxy Voting Rule") places specific requirements on registered investment advisers with proxy voting authority. Because Visium has discretionary authority over the securities held by its Advisory Clients, Visium is viewed as having proxy voting authority. Accordingly, Visium is subject to the Proxy Voting Rule. To meet its obligations under this rule, Visium has adopted these Proxy Voting Policies and Procedures.

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of the Advisory Clients, as determined by Visium in its discretion, and taking into account relevant factors, including, but not limited to:

•	the impact on the value of the securities;
•	the anticipated costs and benefits associated with the proposal;
•	the effect on liquidity; and
•	customary industry and business practices.

Visium may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the firm determines that abstaining or not voting is in the best interests of the Advisory Client. In some foreign markets where proxy voting demands fee payment for agent services, Visium will balance the cost and benefit of proxy voting and may abstain from voting if the cost associated is greater than the benefits from voting.

Visium has engaged Institutional Shareholder Services ("ISS") to provide end-to-end proxy voting services. Pursuant to a master services agreement, Visium has given its implied consent to ISS to execute proxy ballots as ISS research and vote recommendations are completed. Nevertheless, Visium retains the ability to override ISS's specific vote recommendations if Visium, in the exercise of its best judgment, concludes that such vote recommendations would not be in the best interest of one or more Advisory Clients. Copies of ISS's U.S. Proxy Voting Summary Guidelines and voting guidelines for other jurisdictions are available online at http://www.issgoverance.com.

Each Mutual Fund to which Visium provides investment management services describes the policies and procedures that Visium must use to determine how to vote proxies in the Mutual Fund's registration statement and Appendix B to its Statement of Additional Information. In addition, each Mutual Fund is required to disclose annually its complete proxy voting record on Form N-PX, which provides information relating to how the Mutual Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.

B. Conflicts of Interest

At times, conflicts may arise between the interests of the Advisory Clients, on the one hand, and the interests of Visium or its affiliates, on the other hand. If Visium determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, it will address matters involving such conflicts of interest as follows:

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         i.            If Visium believes it is in the best interest of the Advisory Clients to depart from the specific policies provided for herein, it will be subject to the requirements of (ii) or (iii) below, as applicable;

        ii.            If there is a potential conflict of interest between Visium and one or more Advisory Clients, Visium may vote such proxy as it determines to be in the best interest of the Advisory Clients, without taking any action described in (iii) below, provided that such vote would be against the firm's own interest in the matter (i.e., against the perceived or actual conflict). Visium will memorialize the rationale of such vote in writing; and

      iii.            If there is a potential conflict of interest between Visium and one or more Advisory Clients, and Visium believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then it must take one of the following actions in voting such proxy: (A) delegate the voting decision for such proxy proposal to an independent third party; (B) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the affected Advisory Clients; (C) inform the Advisory Clients of the conflict of interest and obtain consent to (majority consent of Investors in the case of a Fund) vote the proxy as recommended by Visium; or (D) obtain approval of the decision from Visium’s Compliance Department.

C. Proxy Responsibilities

The Proxy Manager is Denis Martinez, Operations Associate.

The Proxy Committee is comprised of the following person(s):

Richard Gruber, Chief Compliance Officer

Alan Greenbaum, Director of Operations

Denis Martinez, Operations Associate

A quorum of the Proxy Committee is comprised of at least one member.

D. Record of Proxy Voting

The Compliance Department and the Operations Department jointly monitor the electronic records maintained by ISS relating to each proxy. The Compliance Department maintains a record of each written request from an Investor or Managed Account for proxy voting information and Visium's response to such request (oral or written).

The Compliance Department is responsible for ensuring that Investors and Managed Accounts are provided with (i) a description of Visium’s proxy voting policies and procedures and (ii) instructions about how they may obtain information from Visium on how Visium voted. The Investor Relations Department is responsible for responding to requests regarding how Visium voted proxies. The Investor Relations Department must immediately inform the Compliance Department of any requests about how Visium voted proxies.

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CHILTON PROXY VOTING POLICIES AND PROCEDURES

I. Proxy Voting Responsibility

As a registered investment adviser exercising discretionary management authority over client accounts, Chilton Investment Company, LLC (“Chilton”) acknowledges its fiduciary obligation to vote proxies on behalf of those client accounts that have delegated proxy voting authority to Chilton (“Clients”). Chilton will, in a prudent and diligent manner, vote proxies solely in the best interest of Clients, consistent with their investment objectives.

It should be noted that although the proxy voting process is well established in the United States, voting the proxies of foreign companies may involve a number of logistical problems that may prevent or interfere with Chilton’ ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person or through re-registration of shares out of "street name" that could impact liquidity. Such proxies are voted on a best-efforts basis given the above logistical problems.

II. Proxy Voting Committee

Chilton has established a Proxy Voting Committee (the “Proxy Voting Committee”). The Proxy Voting Committee is responsible for creating and implementing Chilton’s proxy voting policies and procedures for determining the manner in which proxies are voted on behalf of Client accounts and, in this regard, has expressly adopted the policies and procedures set forth herein. The organization, functions and responsibilities of the Proxy Voting Committee include the following:

1. The Proxy Voting Committee will consist of at least 3 members designated by Chilton’s management. A member of Chilton’s Legal and Compliance department will be a non-voting member of the Proxy Voting Committee and will serve as the Proxy Voting Committee’s secretary.

2. The Proxy Voting Committee may delegate its authority to a subcommittee or, as forth herein, to certain designees.

3. The Proxy Voting Committee has the authority to utilize the services of Institutional Shareholder Services, Inc. (“ISS”) or another outside service provider selected by the Proxy Voting Committee at its sole discretion, provided that the Proxy Voting Committee determines that the instructions given to such service provider are in the best interests of each Client.

4. The Proxy Voting Committee will have the authority to amend, as necessary, these proxy voting policies and procedures consistent with Chilton’s obligation to vote proxies in a prudent and diligent manner in the best interests of each Client.

5. The Proxy Voting Committee will meet periodically to review generally these proxy voting policies and procedures, to review voting recommendations made from time to time by ISS, and otherwise as needed, to address any outstanding or special proxy voting issues. The Proxy Voting Committee has the exclusive authority to oversee all proxy decisions delegated to Chilton by Clients. The Proxy Voting Committee may delegate to a member of Chilton’s Legal and Compliance department the responsibility to supervise, on a day-to-day basis, the proxy voting process and ISS’s implementation of voting instructions from Chilton.

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6. The Proxy Voting Committee will timely advise ISS of any differences between Chilton’s most recent proxy voting policies and those of ISS, and will promptly cause to be communicated to ISS any special vote determinations made by, or authorized by, the Proxy Voting Committee.

7. The Proxy Voting Committee may, at any time, request the assistance of the Chilton’s Legal and Compliance department in connection with any matters before the Proxy Voting Committee. The Proxy Voting Committee may also request analyses and advice from investment professionals within Chilton and outside sources to the extent that the Proxy Voting Committee deems it appropriate.

8. The Proxy Voting Committee or its designees will document in writing all of its decisions and actions, which documentation will be maintained by the Proxy Voting Committee, or its designees, for a period of at least 6 years from the date of entry.

III. General Proxy Voting Policy and Guidelines

It is Chilton’s policy in voting proxies to consider and, where applicable, vote each proposal in accordance with the investment objectives of each Client. To assist Chilton in its proxy voting responsibilities, Chilton has retained the services of ISS as experts in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include the formulation of proxy voting guidelines on various corporate governance issues, and the provision of in-depth research, analysis and voting recommendations, as well as vote execution, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts.

To ensure that proxy votes are cast in the best interests of Clients as well as to ensure consistency in voting proxies on behalf of Clients and to help avoid conflicts of interests that might arise between Chilton and its Clients, Chilton has generally adopted ISS’s proxy voting guidelines which Chilton believes are in the best interests of its Clients. These guidelines, certain of which are described below, address a broad range of issues, including, among other things, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues, and are meant to be general voting parameters on issues that arise most frequently. A complete listing of the proxy voting guidelines used by ISS and Chilton will be maintained, either electronically or physically, in the records of the Proxy Voting Committee and updated from time to time by the Legal and Compliance department.

In certain instances, Chilton may vote on a Client’s behalf on a proxy proposal in a manner other than by following the pre-determined general guidelines. ISS may, at times, advise Chilton that ISS is unable to make a vote recommendation with respect to a particular proxy matter. Also, because proxy proposals and individual company facts and circumstances may vary, Chilton may, in certain cases, if it believes that it would be in its Clients’ best interest to do so, determine to vote on a particular proxy matter in a manner that is contrary to the pre-determined general guidelines. Situations may also arise in which Chilton may cast different votes on behalf of two or more Chilton Client accounts that follow different investment strategies or objectives but that are invested in the same company.

In each of the foregoing instances, the Proxy Voting Committee will review and evaluate the proxy proposal first to assess whether a conflict of interest of interest exists between Chilton and any Client. In cases where the Proxy Voting Committee determines that no conflict of interest exists, the Proxy Voting Committee may designate a portfolio manager at Chilton to determine how to vote the proxy in the best interests of the Client, provided that the Proxy Voting Committee reasonably believes, based on such review as it considers appropriate, that the designated portfolio manager does not have a personal or other relationship that could present an actual or potential conflict of interest with the Client’s interests, and that he or she has not received any communication with respect to the proxy that would violate any Chilton written policy on information barriers. In cases where the Proxy Voting Committee determines that a conflict of interest does exist or potentially exists,

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the Proxy Voting Committee will determine how to vote the proxy in the best interests of the Client. In voting the proxy, the Proxy Voting Committee may determine whether the conflict of interest will be disclosed to the Client, whether the Client’s consent will be obtained prior to voting (if applicable), and whether guidance should be obtained from independent third parties.

The Proxy Voting Committee may also determine to abstain from voting if, based on factors such as expense or difficulty of exercise, it determines that a Client’s interests are better served by an abstention than by voting such proxies.

The following represents a guideline for each of the identified principal policy issues:

Routine Proposals

“Routine proposals” includes such issues as the approval of auditors and election of directors. Generally, these proposals will be voted with management. As a matter of policy, it is Chilton’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

Non-Routine Proposals

“Non-routine proposals” includes issues that could have a long-term impact on the way a corporation handles certain matters. Examples of these proposals include: restructuring efforts, changes to the number of directors, name changes, mergers & acquisitions (or equivalent actions), changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value. However, as a general rule, Chilton does not intend to substitute its judgment for that of management’s.

Corporate Governance Proposals

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. These proposals will be analyzed with a goal of maximizing shareholder value and may generate negative responses from Chilton.

Social Issues Proposals

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. Chilton’s policy is that the merit of the social issues should not take precedence over financial ones. Chilton will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

Other Shareholder Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These proposals will be viewed in the light of voting in a manner that Chilton believes maximizes shareholder value.

IV. Administration

All proxy votes on behalf of Chilton’s Clients will be entered electronically into ISS’s ProxyMaster system. A description of these policies and procedures will be provided to each investor (“Investor”) in the investment funds managed by Chilton (the “Funds”) by incorporation into Part 2 of Chilton’s Form ADV

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or by such other means as the Proxy Voting Committee may determine. The description will advise Investors that they may obtain a complete copy of these policies and procedures by contacting the Chief Compliance Officer in writing and requesting such information. Each Investor may also request in writing from the Chief Compliance Officer information concerning the manner in which proxy votes have been cast on behalf of such Investor’s Fund during the prior annual period with respect to portfolio securities held in such Fund’s account. Such information will be provided to the Investor in writing as soon as is practicable. These rules also apply to any Managed Account over which Chilton has contractual authority to manage the account’s investments and which includes authority to vote proxies on behalf of the Managed Account.

Chilton will retain the following books and records relating to its proxy voting activities on behalf of Client accounts in accordance with the requirements of Rule 204-2(c)(2) under the Advisers Act:

1. A copy of these proxy voting policies and procedures and of the descriptions hereof provided to Investors or owners of Managed Accounts.

2. A copy of each proxy statement received by Chilton regarding Client securities unless a copy thereof is maintained by ISS on Chilton’s behalf or available on the SEC’s EDGAR system.

3. A record of each vote cast by Chilton on behalf of a Client unless such record is maintained by ISS on Chilton’s behalf.

4. A copy of any document created by Chilton that was material to Chilton’s decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision.

5. A copy of each written Investor request to Chilton for information on how Chilton voted proxies on behalf of that Investor’s Fund, and a copy of any written response by Chilton to any written or oral Investor request for information on how Chilton voted proxies on behalf of that Investor’s Fund. This procedure also applies to any Managed Account.

To the extent that Chilton relies on the record keeping services of ISS for purposes of items 2 and 3 above, Chilton will obtain an undertaking from ISS to provide such information promptly upon Chilton’s request.

The foregoing books and records will be maintained by Chilton, or its designee, for a period of six years from the date of entry.

The procedures set forth herein apply to the voting of proxies relating to publicly-traded securities held by Chilton’s Clients. Chilton will generally administer the proxy voting for shares of privately-traded securities, or shares held in Chilton proprietary accounts, without using ISS.

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Convector Capital Management, LP

Proxy Voting Policies and Procedures and Recordkeeping

1.	General Policy

The Adviser provides investment advisory services to and invests the assets of the Funds in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities. Reasonable care and diligence must be taken by the Adviser to ensure that shareholders’ proxy voting rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in accordance with these Proxy Voting Policy and Procedures.

2.	Proxy Voting Procedures

All proxies received by the Adviser will be sent to the Chief Compliance Officer. The Chief Compliance Officer will:

a.	Keep a record of each proxy received;
b.	Determine which accounts managed by the Adviser hold the security to which the proxy relates. If the security is no longer held in any account, the proxy may not be voted unless specifically requested by the portfolio manager who purchased and sold the security;
c.	Forward a copy of the proxy to the portfolio manager (the “PM”) who purchased the security.
d.	Provide the PM with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
e.	Absent material conflicts (see Section IV below), the PM will determine how the Adviser should vote the proxy. The PM will communicate a decision, either verbally or in some form of written communication, on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.
f.	The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.
3.	Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•	Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.
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•	Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the additional factors, among others:

•	whether the proposal was recommended by management and the Adviser's opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

4.	Conflict of Interests

If the Adviser determines that, because of an actual or potential conflict of interest, it is in the best interests of the Funds to depart from the provisions of this Proxy Voting Policy and Procedures, Compliance, and if necessary, senior management, will determine on a case by case basis, the procedures to be taken to ensure that the Adviser acts in the best interest of the Funds.

5.	Disclosure

The Adviser will disclose in its Form ADV Part II that investors may contact Compliance, via e-mail or telephone, in order to obtain information on how the Adviser voted such clients’ proxies, and to request a copy of the Adviser’s Proxy Voting Policy and Procedures. The Adviser will maintain all information regarding proxies on site and will make such information available to investors.

6.	Recordkeeping

The Adviser maintains records as required by law for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in an easily accessible place at the offices of the Adviser. Records of the following are included in the files:

•	Copies of the Proxy Voting Policy and Procedures, and any amendments thereto;
•	A copy of each proxy statement that the Adviser receives, including (i) the determination as to whether the proxy was routine or not, (ii) the voting decision with regard to each proxy. (iii) documents, if any, created by the Portfolio Manager or others who were material to making the voting decision. Notwithstanding this requirement, the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;[1]
•	A record of each vote that the Adviser casts;[2]
•	A copy of any document, if any, the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision; and

_______________________

[1]	The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that the third party undertakes to provide a copy of the proxy statements promptly upon request).
[2]	The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

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•	A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

MAST CAPITAL MANAGEMENT, LLC PROXY VOTING POLICIES AND PROCEDURES

The Company has adopted a written proxy voting policy and related procedures which are intended to assure that client securities are voted in the best interests of the client, and which address material conflicts of interest that may arise between the investment adviser and its clients. A copy of the policy is set forth below. All Employees involved in portfolio management and/or the voting of client proxies must familiarize themselves with and adhere to this policy. A summary of the Company’s proxy voting policies and procedures is also set forth in the Company’s Form ADV Part 2A, along with information about how each client may learn of the Company’s specific votes of proxies with respect to the client’s securities. The Company will furnish a copy of the full policies and procedures to clients upon request.

The Company’s proxy policy is to carefully review and vote every proxy received. The Company reviews each situation and votes in the way that will be most beneficial to the Company’s clients and, with respect to any 1940 Act client, in accordance with such client’s specific proxy policy. Because the Company invests primarily in bonds and syndicated loans, it is unusual that the Company’s clients have the opportunity to vote on a matter. Such opportunities typically arise in the context of approving a debt restructuring plan. The Company will evaluate such plans on their merits and vote in a manner it believes preserves the most value for clients. If the Company believes that it has a material conflict of interest with respect to any transaction, it will disclose the issue to the client and consult with the client on how to vote. Proxy statements received by the Company and the voted proxy form are maintained in a proxy file. The Company may also rely on the EDGAR system for copies of proxy statements, if relevant. Any client may request to see that information and it will be made available to them upon request. The Company will also maintain a copy of each written client request for information about the Company’s voting of proxies on behalf of each client and the Company’s response to each request. The Company will also retain any document it creates that was material to making the decision how to vote a client’s proxies or that records the basis for that decision.

ROCKVIEW CAPITAL PROXY VOTING POLICIES AND PROCEDURES

A. General Proxy Voting Policies

Rockview understands and appreciates the importance of proxy voting. To the extent that Rockview has discretion to vote the proxies of its Advisory Clients, Rockview will vote any such proxies in the best interests of Advisory Clients and in accordance with the procedures outlined below (as applicable). It should be noted that these procedures will be applied solely to traditional proxy votes. There are situations in which Rockview may be requested to provide consent on a particular issue related to its investment activities or the holding of a particular security where Rockview may not apply the technical requirements of the procedures because a formal proxy vote is not sought (although Rockview will act in the best interests of the Advisory Clients in responding to any such request).

B. Proxy Voting Procedures

1. All proxies sent to Advisory Clients that are actually received by Rockview (to vote on behalf of the Advisory Clients) will be provided to the CCO.

2. The CCO will generally adhere to the following procedures (subject to limited exceptions):

a. A written record of each proxy received by Rockview (on behalf of its Advisory Clients) will be kept in Rockview’s files;

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b. The CCO will determine which of Rockview’s Advisory Clients hold the security to which the proxy relates;

c. The CCO will call a meeting (which may be via telephone) of the Proxy Voting Committee and provide each member of the Proxy Voting Committee with:

(1) a copy of the proxy;

(2) a list of the Advisory Clients to which the proxy is relevant pursuant to Section XXII.B.(2) above;

(3) the amount of votes controlled by each Advisory Client; and

(4) the deadline that such proxies need to be completed and returned to the private investment fund in question.

d. Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in Section XXII.C below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether or not the conflict is material.

e. If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section XXII.D below. The CCO will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

f. Although not presently intended to be used on a regular basis, Rockview is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

C. Handling of Conflicts of Interest

1. As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Rockview and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Rockview (or any affiliate of Rockview) has any relationship (or a prospective relationship) with Rockview (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client of Rockview. In light of the fact that Rockview is not affiliated with any investment banking institutions and does not expect to regularly manage any institutional accounts, it is expected to be unusual for such a material conflict to arise in Rockview’s normal course of business.

2. If a conflict is identified and deemed “material” by the Proxy Voting Committee, Rockview will determine whether voting in accordance with the proxy voting guidelines outlined in Section XXII.D below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).

3. With respect to material conflicts, Rockview will determine whether it is appropriate to disclose the conflict to affected Advisory Clients and Investors and give Advisory Clients or Investors the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the investment management agreement between Rockview and the ERISA Advisory Client reserves the right to vote proxies when Rockview has determined that a material conflict exists that does affect its best judgment as a fiduciary to the ERISA Advisory Client, Rockview will:

a. Give the ERISA Advisory Client the opportunity to vote the proxies in question themselves; or

b. Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA Advisory Clients (if any).

D. Voting Guidelines

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1. The Proxy Voting Committee will make its determination based on the best interests of the Advisory Client. For the purposes of these Guidelines, best interests means the relevant Advisory Client’s best economic interests over the long-term – that is, the common interest that all Advisory Clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but the Advisory Clients’ best economic interest is typically uniform.

2. The Proxy Voting Committee has discretion to determine the best interest of the Advisory Client based on the facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the Proxy Voting Committee’s knowledge of the portfolio company, its current management, and management’s past record.

3. When companies in which an Advisory Client has invested issue proxies, Rockview generally votes the proxies as recommended by management, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best interest of the client. While this philosophy informs Rockview’ decisions, each proxy vote may ultimately be cast on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote. For example, Rockview may vote against management on proposals where it perceives a conflict exists between management’s interests and those of the client, such as proposals which may insulate management or diminish shareholder rights. Also, in certain circumstances voting against management may further Rockview’s merger arbitrage strategy. Rockview generally votes according to the following guidelines with respect to proxies involving the listed issues:

• Social Responsibility: Because proxies involving “social responsibility” generally advance a particular social or political agenda and do not directly affect the economic value of the client’s interest in a portfolio company, Rockview generally supports management’s recommendations with respect to social issues, unless the Proxy Voting Committee believes that opposing management’s view is in the best interest of the Advisory Client.

• Changes in Corporate Structure (including mergers and acquisitions): Because changes in corporate structure, especially mergers and acquisitions, may affect the economic value of the interest in a portfolio company, the Proxy Voting Committee will examine all proxy issues relating to any significant change in corporate structure, taking into consideration the views of management as well as those of any significant company shareholders, and will vote proxies in the best interest of the Advisory Client.

• Management Compensation and Incentives (including adoption of or amendments to stock option and other compensation plans): Proxy issues involving management compensation and incentives may present a conflict of interest for a company’s management who may have a personal interest in increasing the amount of their compensation even where such an increase may not be in the best interest of the company’s shareholders. In examining proxy issues relating to management compensation and incentives, the Proxy Voting Committee takes this conflict of interest into account when considering management’s views.

4. In certain circumstances, Rockview may choose not to exercise its proxy voting authority. For example, when the Proxy Voting Committee believes that the costs to be incurred in assessing the Advisory Client’s best interest are greater than the benefits of exercising voting authority.

E. Disclosure of Procedures

Employees should note that a summary of these proxy voting procedures will be updated when required. The CCO will be responsible for sending a copy of this summary to all existing Advisory Clients. Advisory Clients and Investors will also be provided with contact information as to how such Advisory Clients and Investors can obtain information about: (a) the details of Rockview’s proxy voting procedures (i.e., a copy of these procedures); and (b) how Rockview has voted proxies that are relevant to the affected Advisory Client or Investor.

F. Record-keeping Requirements

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The CCO will be responsible for maintaining files relating to Rockview’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Rockview. Records of the following will be included in the files:

1. Copies of these proxy voting policies and procedures, and any amendments thereto;

2. A copy of each proxy statement that Rockview actually receives; provided, however, that Rockview may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3. A record of each vote that Rockview casts;

4. A copy of any document that Rockview created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5. A copy of each written request for information on how Rockview voted such Advisory Client’s proxies and a copy of any written response to any request for information on how Rockview voted proxies on behalf of Advisory Clients.

American Assets Capital Advisers, LLC

Proxy Voting Policies and Procedures:
Separately Managed Accounts

American Assets Capital Advisers, LLC ("AACA") has adopted the following guidelines (the "Guidelines") pursuant to which it, in the absence of special circumstances, generally shall vote proxies for its separately managed account clients (“Clients”). These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the Clients.

I. Duty to Vote Proxies

AACA views seriously its responsibility to exercise voting authority over securities that are owned by

Clients.

A. It is the policy of AACA to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Client.

B. To document that proxies are being voted, AACA will keep a record reflecting when and how each proxy is voted. AACA will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and other applicable regulations. AACA will make its proxy voting history and policies and procedures available to Clients upon request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 11455 El Camino Real, Suite 140, San Diego, CA 92130.

C.	AACA may utilize the services of an outside proxy service provider selected by its management at its sole discretion, provided that AACA determines that the instructions given to such outside proxy service provider are in the best interests of its Clients.

II. Guidelines for Voting Proxies

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AACA will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management's position. AACA believes that the recommendation of management should be given substantial weight, but AACA will not support management proposals that may be detrimental to the underlying financial value of a stock.

AACA’s portfolio management and legal department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals. While they are not exhaustive, they do provide a good indication of AACA's general approach to a wide range of issues.

AACA usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders' voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in Client’s best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. Routine proposals normally are voted based on the recommendation of the issuer's management. Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the Client.

In certain circumstances, AACA may choose not to exercise its proxy voting authority. For example: when AACA believes that the costs to be incurred in assessing the Client’s best interest are greater than the benefits of exercising voting authority; when AACA has received or delivered a notice of termination of its investment management agreement with a Client, even if AACA retains trading authority for a transitional period; when the Client has provided specific voting instructions in writing as to its proxies; or when the Client has specified in writing that it will retain the authority to vote proxies or that it has delegated the right to a third party.

1. Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•     Approval of auditors election of directors and officers of the corporation

•     Indemnification provisions for directors

•     Liability limitations of directors

•     Name changes

•     Declaring stock splits

•     Elimination of preemptive rights

•     Incentive compensation plans

•     Changing the date and/or the location of the annual meetings

•     Minor amendments to the articles of incorporation

•	Employment contracts between the company and its executives and remuneration for directors

•     Automatic dividend reinvestment plans

•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2. Non-Routine Proposals

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These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock. The portfolio voting the proxy will review each issue in this category on a case-by-case basis. AACA will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

• Mergers and acquisitions

• Restructuring

• Re-incorporation or formation

• Changes in capitalization

• Increase or decrease in number of directors

• Increase or decrease in preferred stock

• Increase or decrease in common stock

• Stock option plans or other compensation plans

• Social issues

• Poison pills

• Golden parachutes

• Greenmail

• Supermajority voting

• Board classification without cumulative voting

• Confidential voting

AACA will typically accept management's recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders' social and political viewpoints.

3. Proposals Specific to Mutual Funds

AACA serves as investment adviser to certain investment companies under the Northern Lights Fund Trust. These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of AACA to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

III. Conflicts of Interests

AACA is sensitive to conflicts of interest that may arise in the proxy decision making process between AACA, its affiliated companies and their clients, or between Clients’ interests and the interests of AACA, AACA’s other clients, and AACA’s affiliated companies. AACA will seek to resolve all conflicts in its clients’ collective best interest. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting AACA’s voting. However, if a conflict of interest with respect to a proxy vote is identified, AACA will not vote the proxy until it has been determined that the conflict of interest is not material, or will take appropriate steps to resolve the conflict of interest. In assessing whether a conflict of interest is material and the steps to resolve the conflict, AACA will consult with senior management, the Chief Compliance Officer, and, as appropriate, an independent consultant or outside counsel in order to act in the collective best interest of AACA’s clients.

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IV. Recordkeeping and Reporting

AACA is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. AACA will maintain and make available to Clients for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal Client request for proxy voting records.

Proxy voting books and records are maintained by AACA for five years. If requested in written form, the proxy voting history and policies and procedures shall be sent to a Client within five business days of such a request. To request a written copy, Clients, or their agents, may contact AACA at (858) 345-1470 or by writing to AACA at 11455 El Camino Real, Suite 140, San Diego, CA 92130.

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